                                                                    Exhibit 10.1

================================================================================


                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                          dated as of November 4, 2003

                                  by and among

                             DRS TECHNOLOGIES, INC.,
                                  as Borrower,

                         the Lenders referred to herein,

                      WACHOVIA BANK, NATIONAL ASSOCIATION,
                 as Administrative Agent and Sole Book Manager,

                      BEAR STEARNS CORPORATE LENDING INC.,
                              as Syndication Agent,

                                       and

                              FLEET NATIONAL BANK,
                             as Documentation Agent


================================================================================

           WACHOVIA CAPITAL MARKETS, LLC and BEAR, STEARNS & CO. INC.
                              as Co-Lead Arrangers,

                                TABLE OF CONTENTS

ARTICLE I  DEFINITIONS.......................................................................................1
SECTION 1.1      DEFINITIONS.................................................................................1
SECTION 1.2      GENERAL....................................................................................16
SECTION 1.3      OTHER DEFINITIONS AND PROVISIONS...........................................................16

ARTICLE II  REVOLVING CREDIT FACILITY.......................................................................16
SECTION 2.1      REVOLVING CREDIT LOANS.....................................................................16
SECTION 2.2      SWINGLINE LOANS............................................................................17
SECTION 2.3      PROCEDURE FOR ADVANCES OF REVOLVING CREDIT AND SWINGLINE LOANS.............................18
SECTION 2.4      REPAYMENT OF LOANS.........................................................................18
SECTION 2.5      NOTES......................................................................................19
SECTION 2.6      PERMANENT REDUCTION OF THE REVOLVING CREDIT COMMITMENT.....................................20
SECTION 2.7      TERMINATION OF REVOLVING CREDIT FACILITY...................................................20

ARTICLE III  LETTER OF CREDIT FACILITY......................................................................20
SECTION 3.1      L/C COMMITMENT.............................................................................20
SECTION 3.2      PROCEDURE FOR ISSUANCE OF LETTERS OF CREDIT................................................21
SECTION 3.3      COMMISSIONS AND OTHER CHARGES..............................................................21
SECTION 3.4      L/C PARTICIPATIONS.........................................................................22
SECTION 3.5      REIMBURSEMENT OBLIGATIONS..................................................................22
SECTION 3.6      OBLIGATIONS ABSOLUTE.......................................................................23
SECTION 3.7      EFFECT OF APPLICATION......................................................................23

ARTICLE IV  TERM LOAN FACILITY..............................................................................24
SECTION 4.1      INITIAL TERM LOANS.........................................................................24
SECTION 4.2      PROCEDURE FOR ADVANCES OF TERM LOANS.......................................................24
SECTION 4.3      REPAYMENT OF TERM LOANS....................................................................24
SECTION 4.4      PREPAYMENTS OF TERM LOANS..................................................................25
SECTION 4.5      TERM NOTES.................................................................................28
SECTION 4.6      OPTIONAL INCREASE IN TERM LOAN COMMITMENT..................................................28

ARTICLE V  GENERAL LOAN PROVISIONS..........................................................................29
SECTION 5.1      INTEREST...................................................................................29
SECTION 5.2      NOTICE AND MANNER OF CONVERSION OR CONTINUATION OF LOANS...................................31
SECTION 5.3      FEES.......................................................................................31
SECTION 5.4      MANNER OF PAYMENT..........................................................................32
SECTION 5.5      CREDITING OF PAYMENTS AND PROCEEDS.........................................................33
SECTION 5.6      ADJUSTMENTS................................................................................33
SECTION 5.7      NATURE OF OBLIGATIONS OF LENDERS REGARDING EXTENSIONS OF CREDIT; ASSUMPTION BY THE
                 ADMINISTRATIVE AGENT.......................................................................33
SECTION 5.10     CHANGED CIRCUMSTANCES......................................................................34
SECTION 5.11     INDEMNITY..................................................................................36
SECTION 5.12     CAPITAL REQUIREMENTS.......................................................................36
SECTION 5.13     TAXES......................................................................................36
SECTION 5.15     SECURITY...................................................................................38
SECTION 5.16     MITIGATION OBLIGATIONS; REPLACEMENT OF LENDERS.............................................38

ARTICLE VI  CLOSING; CONDITIONS OF CLOSING AND BORROWING....................................................38
SECTION 6.1      CLOSING....................................................................................38
SECTION 6.2      CONDITIONS TO CLOSING AND INITIAL EXTENSIONS OF CREDIT ON THE CLOSING DATE.................39
SECTION 6.3      CONDITIONS TO ALL EXTENSIONS OF CREDIT.....................................................43

ARTICLE VII  REPRESENTATIONS AND WARRANTIES OF THE BORROWER.................................................43
SECTION 7.1      REPRESENTATIONS AND WARRANTIES.............................................................43
SECTION 7.2      SURVIVAL OF REPRESENTATIONS AND WARRANTIES, ETC............................................49

ARTICLE VIII  FINANCIAL INFORMATION AND NOTICES.............................................................49
SECTION 8.1      FINANCIAL STATEMENTS AND PROJECTIONS.......................................................49
SECTION 8.2      OFFICER'S COMPLIANCE CERTIFICATE...........................................................50
SECTION 8.3      ACCOUNTANTS' CERTIFICATE...................................................................50
SECTION 8.4      OTHER REPORTS..............................................................................50
SECTION 8.5      NOTICE OF LITIGATION AND OTHER MATTERS.....................................................50
SECTION 8.6      EXTENSION OF TIME..........................................................................51
SECTION 8.7      ACCURACY OF INFORMATION....................................................................51

ARTICLE IX  AFFIRMATIVE COVENANTS...........................................................................51
SECTION 9.1      PRESERVATION OF CORPORATE EXISTENCE AND RELATED MATTERS....................................51
SECTION 9.2      MAINTENANCE OF PROPERTY....................................................................52
SECTION 9.3      INSURANCE..................................................................................52
SECTION 9.4      ACCOUNTING METHODS AND FINANCIAL RECORDS...................................................52
SECTION 9.5      PAYMENT AND PERFORMANCE OF OBLIGATIONS.....................................................52
SECTION 9.6      COMPLIANCE WITH LAWS AND APPROVALS.........................................................52
SECTION 9.7      ENVIRONMENTAL LAWS.........................................................................52
SECTION 9.8      COMPLIANCE WITH ERISA......................................................................52
SECTION 9.9      COMPLIANCE WITH AGREEMENTS.................................................................53
SECTION 9.10     INSPECTION OF PROPERTY; BOOKS AND RECORDS; DISCUSSIONS.....................................53
SECTION 9.11     ADDITIONAL SUBSIDIARIES....................................................................53
SECTION 9.12     USE OF PROCEEDS............................................................................55
SECTION 9.13     CONDUCT OF BUSINESS........................................................................55
SECTION 9.14     ACCOUNT DESIGNATION........................................................................55
SECTION 9.15     DEBT RATING................................................................................55

ARTICLE X  FINANCIAL COVENANTS..............................................................................56
SECTION 10.1     MAXIMUM TOTAL LEVERAGE RATIO...............................................................56
SECTION 10.2     MAXIMUM SENIOR LEVERAGE RATIO..............................................................56
SECTION 10.3     MINIMUM FIXED CHARGE COVERAGE RATIO........................................................56

ARTICLE XI  NEGATIVE COVENANTS..............................................................................56
SECTION 11.1     LIMITATIONS ON DEBT........................................................................56
SECTION 11.2     LIMITATIONS ON LIENS.......................................................................57
SECTION 11.3     LIMITATIONS ON LOANS, ADVANCES, INVESTMENTS AND ACQUISITIONS...............................58
SECTION 11.4     LIMITATIONS ON MERGERS AND LIQUIDATION.....................................................60
SECTION 11.5     LIMITATIONS ON SALE OF ASSETS..............................................................61
SECTION 11.6     LIMITATIONS ON DIVIDENDS AND DISTRIBUTIONS.................................................61
SECTION 11.7     LIMITATIONS ON EXCHANGE AND ISSUANCE OF CAPITAL STOCK......................................62
SECTION 11.8     TRANSACTIONS WITH AFFILIATES...............................................................62
SECTION 11.9     CERTAIN ACCOUNTING CHANGES; ORGANIZATIONAL DOCUMENTS.......................................62
SECTION 11.10    AMENDMENTS; PAYMENTS AND PREPAYMENTS OF SUBORDINATED DEBT..................................62
SECTION 11.11    AMENDMENTS, CONSENTS AND WAIVERS UNDER THE IDT MERGER DOCUMENTS............................63
SECTION 11.12    RESTRICTIVE AGREEMENTS.....................................................................63

SECTION 11.13    NATURE OF BUSINESS.........................................................................63
SECTION 11.14    LIMITATION ON BONDING OBLIGATIONS..........................................................63
SECTION 11.15    IMPAIRMENT OF SECURITY INTERESTS...........................................................63

ARTICLE XII  DEFAULT AND REMEDIES...........................................................................63
SECTION 12.1     EVENTS OF DEFAULT..........................................................................63
SECTION 12.2     REMEDIES...................................................................................65
SECTION 12.3     RIGHTS AND REMEDIES CUMULATIVE; NON-WAIVER; ETC............................................66

ARTICLE XIII  THE ADMINISTRATIVE AGENT......................................................................67
SECTION 13.1     APPOINTMENT................................................................................67
SECTION 13.2     DELEGATION OF DUTIES.......................................................................67
SECTION 13.3     EXCULPATORY PROVISIONS.....................................................................67
SECTION 13.4     RELIANCE BY THE ADMINISTRATIVE AGENT.......................................................68
SECTION 13.5     NOTICE OF DEFAULT..........................................................................68
SECTION 13.6     NON-RELIANCE ON THE ADMINISTRATIVE AGENT AND OTHER LENDERS.................................68
SECTION 13.7     INDEMNIFICATION............................................................................68
SECTION 13.8     THE ADMINISTRATIVE AGENT IN ITS INDIVIDUAL CAPACITY........................................69
SECTION 13.9     RESIGNATION OF THE ADMINISTRATIVE AGENT; SUCCESSOR ADMINISTRATIVE AGENT....................69
SECTION 13.10    TRUSTEE POWERS.............................................................................69
SECTION 13.11    DOCUMENTATION AGENT AND SYNDICATION AGENT..................................................70

ARTICLE XIV  MISCELLANEOUS..................................................................................70
SECTION 14.1     NOTICES....................................................................................70
SECTION 14.2     EXPENSES; INDEMNITY........................................................................70
SECTION 14.3     SET OFF....................................................................................71
SECTION 14.4     GOVERNING LAW..............................................................................71
SECTION 14.5     JURISDICTION AND VENUE.....................................................................72
SECTION 14.6     WAIVER OF JURY TRIAL.......................................................................72
SECTION 14.7     REVERSAL OF PAYMENTS.......................................................................72
SECTION 14.8     INJUNCTIVE RELIEF; PUNITIVE DAMAGES........................................................72
SECTION 14.9     ACCOUNTING MATTERS.........................................................................73
SECTION 14.10    SUCCESSORS AND ASSIGNS; PARTICIPATIONS.....................................................73
SECTION 14.11    AMENDMENTS, WAIVERS AND CONSENTS...........................................................76
SECTION 14.12    PERFORMANCE OF DUTIES......................................................................76
SECTION 14.13    ALL POWERS COUPLED WITH INTEREST...........................................................77
SECTION 14.14    SURVIVAL OF INDEMNITIES....................................................................77
SECTION 14.15    TITLES AND CAPTIONS........................................................................77
SECTION 14.16    SEVERABILITY OF PROVISIONS.................................................................77
SECTION 14.17    COUNTERPARTS...............................................................................77
SECTION 14.18    TERM OF AGREEMENT..........................................................................78
SECTION 14.19    ADVICE OF COUNSEL..........................................................................78
SECTION 14.20    NO STRICT CONSTRUCTION.....................................................................78
SECTION 14.21    INCONSISTENCIES WITH OTHER DOCUMENTS; INDEPENDENT EFFECT OF COVENANTS......................78

EXHIBITS

Exhibit A-1         -    Form of Revolving Credit Note
Exhibit A-2         -    Form of Swingline Note
Exhibit A-3         -    Form of Term Note
Exhibit B           -    Form of Notice of Borrowing
Exhibit C           -    Form of Notice of Account Designation
Exhibit D           -    Form of Notice of Prepayment
Exhibit E           -    Form of Notice of Conversion/Continuation
Exhibit F           -    Form of Officer's Compliance Certificate
Exhibit G           -    Form of Assignment and Acceptance
Exhibit H           -    Form of Subsidiary Guaranty Agreement
Exhibit I           -    Form of Collateral Agreement
Exhibit J           -    Form of Reaffirmation Agreement
Exhibit K           -    Form of Pledge Agreement


SCHEDULES

Schedule 1          -    Joinder Documents
Schedule 2          -    Unrestricted Subsidiaries
Schedule 7.1(a)     -    Jurisdictions of Organization and Qualification
Schedule 7.1(b)     -    Subsidiaries and Capitalization
Schedule 7.1(i)     -    ERISA Plans
Schedule 7.1(m)     -    Labor and Collective Bargaining Agreements
Schedule 7.1(r)     -    Owned and Leased Real Property
Schedule 7.1(t)     -    Debt, Guaranty and Bonding Obligations
Schedule 7.1(u)     -    Litigation
Schedule 11.2       -    Existing Liens
Schedule 11.3       -    Existing Loans, Advances and Investments
Schedule 11.8       -    Transactions with Affiliates

                                                                  EXECUTION COPY


     SECOND AMENDED AND RESTATED CREDIT AGREEMENT, dated as of the 4th day of November, 2003, by and among DRS TECHNOLOGIES, INC., a Delaware corporation, as Borrower, the lenders who are or may become a party to this Agreement, as Lenders, WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association, as Administrative Agent for the Lenders, BEAR STEARNS CORPORATE LENDING INC., as Syndication Agent and FLEET NATIONAL BANK, as Documentation Agent.

                              STATEMENT OF PURPOSE

     Pursuant to the Credit Agreement, dated as of September 28, 2001, as amended and restated as of November 26, 2002 (the "EXISTING CREDIT AGREEMENT"), among the Borrower and the lenders party thereto, such existing lenders (the "EXISTING LENDERS") extended certain credit facilities to the Borrower.

     The Borrower has requested, and, subject to the terms and conditions hereof, the Administrative Agent, the Syndication Agent, the Documentation Agent and the Lenders have agreed, to amend and restate the Existing Credit Agreement as set forth herein.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, such parties hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

     SECTION 1.1 DEFINITIONS. The following terms when used in this Agreement shall have the meanings assigned to them below:

     "ADDITIONAL TERM LOAN" has the meaning assigned thereto in Section 4.6.

     "ADDITIONAL TERM LOAN AGREEMENT" has the meaning assigned thereto in
Section 4.6(c).

     "ADDITIONAL TERM LOAN EFFECTIVE DATE" means the date, which shall be a Business Day, on or before the Term Loan Maturity Date, but no earlier than thirty (30) days after any Increase Notification Date, on which each of the Increase Lenders make Additional Term Loans to the Borrower pursuant to Section 4.6.

     "ADMINISTRATIVE AGENT" means Wachovia in its capacity as Administrative Agent hereunder, and any successor thereto appointed pursuant to Section 13.9.

     "ADMINISTRATIVE AGENT'S OFFICE" means the office of the Administrative Agent specified in or determined in accordance with the provisions of Section 14.1(c).

     "AFFILIATE" means, with respect to any Person, any other Person (other than a Subsidiary of such Person) which directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such first Person or any of its Subsidiaries. The term "control" means (a) the power to vote ten percent (10%) or more of the securities or other equity interests of a Person having ordinary voting power, or (b) the possession, directly or indirectly, of any other power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

     "AGGREGATE COMMITMENT" means the aggregate amount of the Lenders' Commitments hereunder, as such amount may be increased, reduced or otherwise modified at any time or from time to time pursuant to the terms hereof. On the Closing Date, the Aggregate Commitment shall be Four Hundred Eleven Million Dollars ($411,000,000).

     "AGREEMENT" means this Credit Agreement, as amended, restated, supplemented or otherwise modified from time to time.

     "ALL-IN-YIELD" has the meaning assigned thereto in Section 4.6(g).

     "ALTERNATIVE CURRENCY" means (i) the euro, (ii) the Pounds Sterling, (iii) the Canadian Dollar, (iv) the Japanese Yen, (v) the Thai Baht, (vi) the New Taiwanese Dollar, (vii) the Australian Dollar and (viii) with the prior written consent of the Administrative Agent and the Issuing Lender, such consents not to be unreasonably withheld or delayed, any other lawful currency (other than Dollars); PROVIDED that in each case of (i) through (vii) above, such currency is freely transferable and convertible into Dollars in the United States currency market and freely available to the Issuing Lender in the London interbank deposit market.

     "ALTERNATIVE CURRENCY AMOUNT" means, with respect to each Alternative Currency Letter of Credit, the amount of the Alternative Currency in which such Alternative Currency Letter of Credit is denominated which is equivalent to the principal amount in Dollars of such Alternative Currency Letter of Credit at the most favorable spot exchange rate determined by the Issuing Lender to be available to it at approximately 11:00 a.m. (Charlotte time) two (2) Business Days before such Alternative Currency Letter of Credit is issued or extended (or to be issued or extended). When used with respect to any sum expressed in Dollars, "Alternative Currency Amount" shall mean the amount of the applicable Alternative Currency into which Dollars are to be exchanged which is equivalent to the amount so expressed in Dollars at the most favorable spot exchange rate determined by the Issuing Lender to be available to it at the relevant time.

     "ALTERNATIVE CURRENCY L/C COMMITMENT" means the lesser of (a) Thirty Seven Million Five Hundred Thousand Dollars ($37,500,000) and (b) the L/C Commitment.

     "ALTERNATIVE CURRENCY L/C OBLIGATIONS" means, at any time, an amount equal to the sum of (a) the aggregate undrawn and unexpired amount of the then outstanding Alternative Currency Letters of Credit and (b) the aggregate amount of drawings under Alternative Currency Letters of Credit which have not then been reimbursed pursuant to Section 3.5.

     "ALTERNATIVE CURRENCY LETTER OF CREDIT" means any Letter of Credit denominated in an Alternative Currency and all such Alternative Currency Letters of Credit collectively as the context requires.

     "APPLICABLE LAW" means all applicable provisions of constitutions, laws, statutes, ordinances, rules, treaties, regulations, permits, licenses, approvals, interpretations and orders of courts or Governmental Authorities and all orders and decrees of all courts and arbitrators.

     "APPLICABLE MARGIN" has the meaning assigned thereto in Section 5.1(c).

     "APPLICATION" means an application, in the form specified by the Issuing Lender from time to time, requesting the Issuing Lender to issue a Letter of Credit.

     "APPROVED FUND" means any Person (other than a natural Person), including, without limitation, any special purpose entity, that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business; PROVIDED, that with respect to any assignment of any Revolving Credit Commitment, such Approved Fund must be administered by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

     "ASSET SALE PROCEEDS" has the meaning assigned thereto in Section 4.4(b)(iii).

     "ASSIGNMENT AND ACCEPTANCE" has the meaning assigned thereto in Section 14.10.

     "AUSTRALIAN DOLLAR" means, at any time of determination, the then official currency of Australia.

     "BASE RATE" means, at any time, the higher of (a) the Prime Rate and (b) the Federal Funds Rate PLUS 1/2 of 1%; each change in the Base Rate shall take effect simultaneously with the corresponding change or changes in the Prime Rate or the Federal Funds Rate.

     "BASE RATE LOAN" means any Loan bearing interest at a rate based upon the Base Rate as provided in Section 5.1(a).

     "BENEFITED LENDER" has the meaning assigned thereto in Section 5.6.

     "BONDING OBLIGATIONS" means, with respect to the Borrower or any Restricted Subsidiary thereof, without duplication, the face amount (including, without limitation, any contingent obligations arising in connection therewith), of any surety, performance or other bond issued at the request of or delivered by the Borrower or any Restricted Subsidiary thereof in the ordinary course of business to any other Person owed any contractual or other obligation (other than for borrowed money or other Debt) by the Borrower or any Restricted Subsidiary thereof to secure the performance of such contractual or other obligations or to otherwise benefit such Person to whom such contractual or other obligations are owed. All outstanding Bonding Obligations as of the Closing Date are set forth on SCHEDULE 7.1(t).

     "BORROWER" means DRS Technologies, Inc., a Delaware corporation.

     "BUSINESS DAY" means (a) for all purposes other than as set forth in clause
(b) below, any day other than a Saturday, Sunday or legal holiday on which banks in Charlotte, North Carolina and New York, New York, are open for the conduct of their domestic or international commercial banking business, as applicable, and
(b) with respect to all notices and determinations in connection with, and payments of principal and interest on, any LIBOR Rate Loan, any day that is a Business Day described in clause (a) and that is also a day for trading by and between banks in Dollar deposits in the London interbank market. Notwithstanding the foregoing, with respect to any amount denominated or to be denominated in the euro, any reference to a "Business Day" shall be construed as a reference to a day (other than a Saturday or Sunday) on which banks are generally open for business in New York, New York and prime banks in London generally provide quotations for deposits denominated in the euro.

     "CALCULATION DATE" has the meaning assigned thereto in Section 5.1(c).

     "CANADIAN DOLLAR" OR "C$" means, at any time of determination, the then official currency of Canada.

     "CAPITAL ASSET" means, with respect to the Borrower and its Restricted Subsidiaries, any asset that should, in accordance with GAAP, be classified and accounted for as a capital asset on a Consolidated balance sheet of the Borrower and its Restricted Subsidiaries.

     "CAPITAL EXPENDITURES" means with respect to the Borrower and its Restricted Subsidiaries for any period, the aggregate cost of all Capital Assets acquired by the Borrower and its Restricted Subsidiaries during such period, as determined in accordance with GAAP.

     "CAPITAL LEASE" means any lease of any property by the Borrower or any of its Restricted Subsidiaries, as lessee, that should, in accordance with GAAP, be classified and accounted for as a capital lease on a Consolidated balance sheet of the Borrower and its Restricted Subsidiaries.

     "CASH EQUIVALENTS" has the meaning assigned thereto in Section 11.3(b).

     "CHANGE IN CONTROL" has the meaning assigned thereto in Section 12.1(i).

     "CLOSING DATE" means the date of this Agreement or such later Business Day upon which each condition described in Section 6.2 shall be satisfied or waived in all respects in a manner acceptable to the Administrative Agent, in its sole discretion.

     "CODE" means the Internal Revenue Code of 1986, and the rules and regulations thereunder, each as amended or modified from time to time.

     "COLLATERAL" means the collateral security for the Obligations pledged or granted pursuant to the Security Documents.

     "COLLATERAL AGREEMENT" means the collateral agreement dated as of September 28, 2001, entered into by the Borrower and its Domestic Subsidiaries that are Restricted Subsidiaries in favor of the Administrative Agent for the ratable benefit of itself and the Lenders, substantially in the form of EXHIBIT I, as amended, restated, supplemented or otherwise modified prior to the date hereof, by the Existing Joinder Documents or otherwise, as reaffirmed pursuant to the Reaffirmation Agreement and as otherwise amended, restated, supplemented or otherwise modified from time to time hereafter.

     "COMMITMENT" means, as to any Lender, the sum of such Lender's Revolving Credit Commitment and applicable Term Loan Commitment as set forth in the Register, as such Commitment may be increased, reduced or otherwise modified at any time or from time to time pursuant to the terms hereof.

     "COMMITMENT PERCENTAGE" means, as to any Lender at any time, the ratio of
(a) the amount of the Commitment of such Lender to (b) the Aggregate Commitment of all the Lenders.

     "CONSOLIDATED" means, when used with reference to financial statements or financial statement items of the Borrower and its Subsidiaries, such statements or items on a consolidated basis in accordance with applicable principles of consolidation under GAAP.

     "CREDIT FACILITY" means, collectively, the Revolving Credit Facility, the Term Loan Facility, the Swingline Facility and the L/C Facility.

     "DEBT" means, with respect to the Borrower and its Restricted Subsidiaries at any date and without duplication, the sum of the following calculated in accordance with GAAP: (a) all liabilities, obligations and indebtedness for borrowed money including, but not limited to, obligations evidenced by bonds, debentures, notes or other similar instruments of any such Person, (b) all obligations to pay the deferred purchase price of property or services of any such Person (including, without limitation, all obligations under non-competition agreements), except trade payables arising in the ordinary course of business not more than ninety (90) days past due, (c) all obligations of any such Person as lessee under Capital Leases to the extent such obligations are required to be capitalized in accordance with GAAP, (d) all Debt of any other Person secured by a Lien on any asset of any such Person, (e) all Guaranty Obligations of any such Person, (f) all obligations, contingent or otherwise, of any such Person relative to the face amount of letters of credit, whether or not drawn, including, without limitation, any Reimbursement Obligation, and banker's acceptances issued for the account of any such Person, (g) all obligations of any such Person to redeem, repurchase, exchange, defease or otherwise make payments in respect of capital stock or other securities or partnership interests of such Person and, (h) all net payment obligations incurred by any such Person pursuant to Hedging Agreements; PROVIDED, however, that Bonding Obligations shall not be considered Debt.

     "DEFAULT" means any of the events specified in Section 12.1 which with the passage of time, the giving of notice or any other condition, would constitute an Event of Default.

     "DESIGNATED ACQUISITION" has the meaning assigned thereto in Section 4.4(b)(i)(B).

     "DISPUTES" has the meaning assigned thereto in Section 14.5(b).

     "DOLLAR AMOUNT" means (a) with respect to each Letter of Credit issued or extended (or to be issued or extended), in Dollars, the principal amount thereof and (b) with respect to each Alternative Currency Letter of Credit, the amount of Dollars which is equivalent to the face amount of such Letter of Credit, at the most favorable spot exchange rate determined by the Issuing Lender at approximately 11:00 a.m. (the time of the Issuing Lender's Correspondent) two
(2) Business Days before such Letter of Credit is issued or extended (or to be issued or extended). When used with respect to any sum expressed in an Alternative Currency, "Dollar Amount" shall mean the amount of Dollars which is equivalent to the amount so expressed in such Alternative Currency at the most favorable spot exchange rate determined by the Issuing Lender to be available to it at the relevant time.

     "DOLLARS" OR "$" means, unless otherwise qualified, the lawful currency of the United States.

     "DOMESTIC SUBSIDIARY" means any direct or indirect subsidiary of the Borrower organized under the laws of the United States, the law of any State thereof or the laws of Puerto Rico.

     "EBITDA" means, for any period, the sum of the following determined on a Consolidated basis, without duplication, for the Borrower and its Restricted Subsidiaries in accordance with GAAP: (a) Net Income for such period PLUS (b) the sum of the following to the extent deducted in determining Net Income: (i) income and franchise taxes, (ii) Interest Expense, (iii) amortization and depreciation, (iv) expenses related to the transactions contemplated under this Agreement, including, without limitation, any charges resulting from the acceleration of deferred financing expenses relating to the Existing Credit Agreement, (v) extraordinary losses and (vi) non-cash minority interest deductions, LESS (c) interest income and any extraordinary gains, PLUS (d) Pro Forma EBITDA, PLUS (e) non-recurring charges to the extent that such non-recurring charges are reasonably satisfactory to the Administrative Agent and such non-recurring charges do not exceed 5.0% of Consolidated EBITDA (including Pro Forma EBITDA) for the period for which such charges are to be added back; PROVIDED that following the closing of the IDT Merger, as of the fiscal quarters ending on each of the dates set forth below, EBITDA for the four consecutive fiscal quarter period ending on such date shall be increased to reflect historical adjusted EBITDA attributable to IDT by the amount set forth below corresponding to such fiscal quarter end:

                DATE                                AMOUNT
          December 31, 2003                     $  49,494,000
           March 31, 2004                       $  35,637,000
            June 30, 2004                       $  20,364,000
         September 30, 2004                     $   5,091,000

     "ELIGIBLE ASSIGNEE" means, with respect to any assignment of the rights, interest and obligations of a Lender hereunder, a Person that is at the time of such assignment (a) a commercial bank organized under the laws of the United States or any state thereof, having combined capital and surplus in excess of $500,000,000, (b) a commercial bank organized under the laws of any other country that is a member of the Organization of Economic Cooperation and Development, or a political subdivision of any such country, having combined capital and surplus in excess of $500,000,000, (c) a finance company, insurance company or other financial institution which in the ordinary course of business extends credit of the type extended hereunder and that has total assets in excess of $500,000,000, (d) already a Lender hereunder (whether as an original party to this Agreement or as the assignee of another Lender), (e) the successor (whether by transfer of assets, merger or otherwise) to all or substantially all of the commercial lending business of the assigning Lender, (f) any Affiliate of the assigning Lender, (g) any Approved Fund or (h) any other Person that has been approved in writing as an Eligible Assignee by the Borrower (other than upon the occurrence and during the continuance of any Default or Event of Default) and the Administrative Agent.

     "EMPLOYEE BENEFIT PLAN" means any employee benefit plan within the meaning of Section 3(3) of ERISA which (a) is maintained for employees of the Borrower or any ERISA Affiliate or (b) has at any time within the preceding six (6) years been maintained for the employees of the Borrower or any current or former ERISA Affiliate.

     "EMU" means economic and monetary union as contemplated in the Treaty on European Union.

     "EMU LEGISLATION" means legislative measures of the Council of European Union for the introduction of, change over to or operation of the euro.

     "EURO" means the single currency to which the Participating Member States of the European Union have converted.

     "ENVIRONMENTAL CLAIMS" means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, allegations, notices of noncompliance or violation, investigations (other than internal reports prepared by any Person in the ordinary course of business and not in response to any third party action or request of any kind) or proceedings relating in any way to any actual or alleged violation of or liability under any Environmental Law or any permit issued, or any approval given, under any such Environmental Law, including, without limitation, any and all claims by Governmental Authorities for enforcement, cleanup, removal, response, remedial or other actions or damages, contribution, indemnification cost recovery, compensation or injunctive relief resulting from Hazardous Materials or arising from alleged injury or threat of injury to human health or the environment.

     "ENVIRONMENTAL LAWS" means any and all federal, foreign, state, provincial and local laws, statutes, ordinances, rules, regulations, permits, licenses, approvals, interpretations and orders of courts or Governmental Authorities, relating to the protection of human health or the environment, including, but not limited to, requirements pertaining to the manufacture, processing, distribution, use, treatment, storage, disposal, transportation, handling, reporting, licensing, permitting, investigation or remediation of Hazardous Materials.

     "ERISA" means the Employee Retirement Income Security Act of 1974, and the rules and regulations thereunder, each as amended or modified from time to time.

     "ERISA AFFILIATE" means any Person who, together with the Borrower, is treated as a single employer within the meaning of Section 414(b), (c), (m) or
(o) of the Code or Section 4001(b) of ERISA.

     "EURODOLLAR RESERVE PERCENTAGE" means, for any day, the percentage (expressed as a decimal and rounded upwards, if necessary, to the next higher 1/100th of 1%) which is in effect for such day as prescribed by the Federal Reserve Board (or any successor) for determining the maximum reserve requirement (including, without limitation, any basic, supplemental or emergency reserves) in respect of eurocurrency liabilities or any similar category of liabilities for a member bank of the Federal Reserve System in New York City.

     "EVENT OF DEFAULT" means any of the events specified in Section 12.1, provided that any requirement for passage of time, giving of notice, or any other condition, has been satisfied.

     "EXCESS CASH FLOW" means, for any period of determination, the sum of (a) EBITDA for such period, MINUS (b) income and franchise taxes (paid or payable in cash) and Interest Expense (paid or payable in cash) MINUS (c) all principal payments made in respect of Debt during such period, to the extent permitted hereunder (excluding Excess Cash Flow payments pursuant to Section 4.4(b)(v)) MINUS (d) all Capital Expenditures made in cash during such period, to the extent permitted hereunder, MINUS (e) non-scheduled principal payments of Term Loans (excluding Excess Cash Flow payments pursuant to Section 4.4(b)(v)), MINUS
(f) cash payments made in respect of Permitted Acquisitions and PLUS or MINUS (as applicable) (g) changes in working capital.

     "EXCESS PROCEEDS" has the meaning assigned thereto in Section 4.4(b)(vi).

     "EXISTING CREDIT AGREEMENT" has the meaning assigned thereto in the Statement of Purpose of this Agreement.

     "EXISTING LENDERS" has the meaning assigned thereto in the Statement of Purpose of this Agreement.

     "EXISTING JOINDER DOCUMENTS" means each agreement and instrument listed on
SCHEDULE 1 hereto.

     "EXISTING LETTERS OF CREDIT" means those letters of credit issued by Wachovia and existing on the Closing Date and identified on SCHEDULE 7.1(t).

     "EXTENSIONS OF CREDIT" means, as to any Lender at any time, (a) an amount equal to the sum of (i) the aggregate principal amount of all Revolving Credit Loans made by such Lender then outstanding, (ii) such Lender's Revolving Credit Commitment Percentage of the L/C Obligations then outstanding, (iii) such Lender's Revolving Credit Commitment Percentage of the Swingline Loans then outstanding and (iv) the aggregate principal amount of all Term Loans made by such Lender then outstanding, and (b) the making of any Loan or participation in any Letter of Credit by such Lender, as the context requires.

     "FDIC" means the Federal Deposit Insurance Corporation, or any successor thereto.

     "FEDERAL FUNDS RATE" means, the rate per annum (rounded upwards, if necessary, to the next higher 1/100th of 1%) representing the daily effective federal funds rate as quoted by the Administrative Agent and confirmed in

Federal Reserve Board Statistical Release H.15 (519) or any successor or substitute publication selected by the Administrative Agent. If, for any reason, such rate is not available, then "Federal Funds Rate" means a daily rate which is determined, in the opinion of the Administrative Agent, to be the rate at which federal funds are being offered for sale in the national federal funds market at 9:00 a.m. (Charlotte time). Rates for weekends or holidays shall be the same as the rate for the most immediately preceding Business Day.

     "FISCAL YEAR" means the fiscal year of the Borrower and its Restricted Subsidiaries ending on March 31.

     "FIXED CHARGES" means, for any period, the sum of the following determined on a Consolidated basis, without duplication, for the Borrower and its Restricted Subsidiaries in accordance with GAAP: (a) Interest Expense (paid in cash), (b) scheduled principal payments with respect to Debt, and (c) cash taxes.

     "FOREIGN SUBSIDIARY" means any direct or indirect subsidiary of the Borrower that is not a Domestic Subsidiary.

     "GAAP" means United States generally accepted accounting principles, as recognized by the American Institute of Certified Public Accountants and the Financial Accounting Standards Board, consistently applied and maintained on a consistent basis for the Borrower and its Subsidiaries throughout the period indicated.

     "GOVERNMENTAL APPROVALS" means all authorizations, consents, approvals, licenses and exemptions of, registrations and filings with, and reports to, all Governmental Authorities.

     "GOVERNMENTAL AUTHORITY" means any nation, province, state or political subdivision thereof, and any government or any Person exercising executive, legislative, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

     "GUARANTY OBLIGATION" means, with respect to the Borrower and its Restricted Subsidiaries, without duplication, any obligation, contingent or otherwise, of any such Person pursuant to which such Person has directly or indirectly guaranteed any Debt or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of any such Person (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement condition or otherwise) or (b) entered into for the purpose of assuring in any other manner the obligee of such Debt or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); PROVIDED, that the term Guaranty Obligation shall not include (i) endorsements for collection or deposit in the ordinary course of business or (ii) guarantees by the Borrower or any Restricted Subsidiary thereof of any non-Debt obligations of the Borrower or any Restricted Subsidiary thereof.

     "HAZARDOUS MATERIALS" means any substances or materials (a) which are or become defined as hazardous wastes, hazardous substances, pollutants, contaminants, chemical substances or mixtures or toxic substances under any Environmental Law, (b) which are toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise harmful to human health or the environment and are or become regulated by any Governmental Authority, (c) the presence of which require investigation or remediation under any Environmental Law or common law, (d) the discharge or emission or release of which requires a permit or license under any Environmental Law or other Governmental Approval, (e) which are deemed to constitute a nuisance or a trespass which pose a health or safety hazard to Persons or neighboring properties, or (f) which contain, without limitation, asbestos, polychlorinated biphenyls, urea formaldehyde foam insulation, petroleum hydrocarbons, petroleum derived substances or waste, crude oil, nuclear fuel, natural gas or synthetic gas.

     "HEDGING AGREEMENT" means any agreement with respect to any Interest Rate Contract, forward rate agreement, commodity swap, forward foreign exchange agreement, currency swap agreement, cross-currency rate swap agreement, currency option agreement or other agreement or arrangement designed to alter the risks of any Person arising from fluctuations in interest rates, currency values or commodity prices, all as amended, restated, supplemented or otherwise modified from time to time.

     "HOLD PERIOD" has the meaning assigned thereto in Section 4.4(b)(i)(B).

     "IDT" means Integrated Defense Technologies, Inc., a Delaware corporation.

     "IDT MERGER" means the merger of MMC3 Corporation with and into IDT and the other transactions contemplated by the IDT Merger Agreement and the other IDT Merger Documents.

     "IDT MERGER AGREEMENT" means the Agreement and Plan of Merger (together with the disclosure letter and all exhibits and schedules thereto), dated as of August 15, 2003, among the Borrower, MMC3 Corporation (a Wholly-Owned Subsidiary of the Borrower) and IDT, as amended, modified or supplemented from time to time, subject to the terms and conditions set forth in this Agreement.

     "IDT MERGER DOCUMENTS" means the IDT Merger Agreement and each other material document, instrument, certificate and agreement executed or delivered by the Borrower or any Subsidiary thereof in connection with the IDT Merger Agreement or otherwise referred to therein or contemplated thereby (other than the Loan Documents and the Senior Subordinated Loan Documents), all as amended, restated, supplemented or otherwise modified subject to the terms and conditions set forth in this Agreement.

     "INCREASE LENDERS" has the meaning assigned thereto in Section 4.6(b).

     "INCREASE NOTIFICATION" means the written notice by the Borrower of its desire to increase the Term Loan Commitment pursuant to Section 4.6.

     "INCREASE NOTIFICATION DATE" means the date on which the Increase Notification is received by the Administrative Agent.

     "INITIAL TERM LOANS" means the term loans to be made to the Borrower by the Lenders pursuant to Section 4.1 and shall not include any of the Additional Term Loans made to the Borrower pursuant to Section 4.6.

     "INSURANCE AND CONDEMNATION PROCEEDS" has the meaning assigned thereto in
Section 4.4(b)(iv).

     "INTEREST EXPENSE" means, with respect to the Borrower and its Restricted Subsidiaries for any period, the gross interest expense (including, without limitation, interest expense attributable to Capital Leases and all net payment obligations pursuant to Hedging Agreements) of the Borrower and its Restricted Subsidiaries, all determined for such period on a Consolidated basis, without duplication, in accordance with GAAP.

     "INTEREST PERIOD" has the meaning assigned thereto in Section 5.1(b).

     "INTEREST RATE CONTRACT" means any interest rate swap agreement, interest rate cap agreement, interest rate floor agreement, interest rate collar agreement, interest rate option or any other agreement regarding the hedging of interest rate risk exposure executed in connection with hedging the interest rate exposure of any Person and any confirming letter executed pursuant to such agreement, all as amended, restated, supplemented or otherwise modified from time to time.

     "ISP98" means the International Standby Practices (1998 Revision, effective January 1, 1999), International Chamber of Commerce Publication No. 590.

     "ISSUING LENDER" means with respect to Letters of Credit issued hereunder or under the Existing Credit Agreement, Wachovia, in its capacity as issuer thereof, or any successor thereto.

     "ISSUING LENDER'S CORRESPONDENT" means, Wachovia Bank, National Association, London Branch or any other financial institution designated by the Issuing Lender to act as its correspondent hereunder with respect to the issuance and payment of Alternative Currency Letters of Credit.

     "JAPANESE YEN" means, at any time of determination, the then official currency of Japan.

     "JOINDER AGREEMENT" means collectively, each joinder agreement executed in favor of the Administrative Agent for the ratable benefit of itself and the Lenders, in form and substance satisfactory to the Administrative Agent.

     "L/C COMMITMENT" means the lesser of (a) Seventy-Five Million Dollars ($75,000,000) and (b) the Revolving Credit Commitment.

     "L/C FACILITY" means the letter of credit facility established pursuant to
Article III.

     "L/C OBLIGATIONS" means, at any time, an amount equal to the sum of (a) the aggregate undrawn and unexpired amount of the then outstanding Letters of Credit and (b) the aggregate amount of drawings under Letters of Credit which have not then been reimbursed pursuant to Section 3.5.

     "L/C PARTICIPANTS" means the collective reference to all the Lenders other than the Issuing Lender.

     "LENDER" means each Person executing this Agreement as a Lender (including, without limitation, the Issuing Lender and the Swingline Lender unless the context otherwise requires) set forth on the signature pages hereto and each Person that hereafter becomes a party to this Agreement as a Lender pursuant to
Section 4.6 or Section 14.10.

     "LENDING OFFICE" means, with respect to any Lender, the office of such Lender maintaining such Lender's Revolving Credit Commitment Percentage or applicable Term Loan Percentage, as applicable, of the Extensions of Credit.

     "LETTERS OF CREDIT" means the collective reference to letters of credit issued pursuant to Section 3.1 and the Existing Letters of Credit.

     "LIBOR" means the rate of interest per annum determined on the basis of the rate for deposits in Dollars in minimum amounts of at least $5,000,000 for a period equal to the applicable Interest Period which appears on the Dow Jones Market Screen 3750 at approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of the applicable Interest Period (rounded upward, if necessary, to the nearest 1/100th of 1%). If, for any reason, such rate does not appear on Dow Jones Market Screen 3750, then "LIBOR" shall be determined by the Administrative Agent to be the arithmetic average of the rate per annum at which deposits in Dollars in minimum amounts of at least $5,000,000 would be offered by first class banks in the London interbank market to the Administrative Agent at approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of the applicable Interest Period for a period equal to such Interest Period. Each calculation by the Administrative Agent of LIBOR shall be conclusive and binding for all purposes, absent manifest error.

     "LIBOR RATE" means a rate per annum (rounded upwards, if necessary, to the next higher 1/100th of 1%) determined by the Administrative Agent pursuant to the following formula:

     LIBOR Rate =        LIBOR
                    ----------------------------------
                             1.00-Eurodollar Reserve Percentage

     "LIBOR RATE LOAN" means any Loan bearing interest at a rate based upon the LIBOR Rate as provided in Section 5.1(a).

     "LIEN" means, with respect to any asset, any mortgage, leasehold mortgage, lien, pledge, charge, security interest, hypothecation or encumbrance of any kind in respect of such asset. For the purposes of this Agreement, a Person shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, Capital Lease or other title retention agreement relating to such asset.

     "LOAN DOCUMENTS" means, collectively, this Agreement, the Notes, the Applications, the Security Documents, each Joinder Agreement executed pursuant to Section 9.11 and each other document, instrument, certificate and agreement executed and delivered by the Borrower or any Subsidiary thereof in connection with this

Agreement or otherwise referred to herein or contemplated hereby (excluding any Hedging Agreement), all as may be amended, restated, supplemented or otherwise modified from time to time.

     "LOANS" means the collective reference to the Revolving Credit Loans, the Term Loans, the Swingline Loans, and "Loan" means any of such Loans.

     "MATERIAL ADVERSE EFFECT" means, with respect to the Borrower or any of its Restricted Subsidiaries (or prior to the consummation of the IDT Merger, IDT or any of its Subsidiaries), a material adverse effect on (i) the properties, business, prospects, operations or condition (financial or otherwise) of such Persons, taken as a whole, or (ii) the ability of such Persons, taken as a whole, to perform their obligations under the Loan Documents in each case to which they are parties.

     "MATERIAL CONTRACT" means any contract or agreement, written or oral, of the Borrower or any of its Restricted Subsidiaries the failure to comply with which could reasonably be expected to have a Material Adverse Effect.

     "MULTIEMPLOYER PLAN" means a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA to which the Borrower or any ERISA Affiliate is making, or is accruing an obligation to make, or has accrued an obligation to make, contributions within the preceding six (6) years.

     "NET CASH PROCEEDS" means, as applicable, (a) with respect to any sale or other disposition of assets, the gross cash proceeds received by the Borrower or any of its Restricted Subsidiaries from such sale LESS the sum of (i) all income taxes and other taxes assessed by (or reasonably anticipated to be payable to) a Governmental Authority as a result of such sale and any other fees and expenses incurred in connection therewith, (ii) net reserves required in accordance with GAAP in connection with such sale and (iii) the principal amount of, and premium, if any, and interest on, any Debt secured by a Lien on the asset (or a portion thereof) sold, which Debt is required to be repaid in connection with such sale, (b) with respect to any offering of capital stock or issuance of Debt, the gross cash proceeds received by the Borrower or any of its Restricted Subsidiaries therefrom LESS all reasonable legal, underwriting and other reasonable fees and expenses incurred in connection therewith and (c) with respect to any payment under an insurance policy or in connection with a condemnation proceeding, the amount of cash proceeds received by the Borrower or its Restricted Subsidiaries from an insurance company or Governmental Authority, as applicable, net of all reasonable expenses of collection.

     "NET INCOME" means, with respect to the Borrower and its Restricted Subsidiaries, for any period of determination, the net income (or loss) of the Borrower and its Restricted Subsidiaries for such period, determined on a Consolidated basis in accordance with GAAP; PROVIDED that there shall be excluded from Net Income the net income (or loss) of any Person accrued prior to the date it becomes a Restricted Subsidiary of such Person or is merged into or consolidated with such Person or any of its Restricted Subsidiaries or that Person's assets are acquired by such Person or any of its Restricted Subsidiaries.

     "NEW LENDER" has the meaning assigned thereto in Section 4.6(b).

     "NEW TAIWANESE DOLLAR" means, at any time of determination, the then official currency of Taiwan.

     "NOTES" means the collective reference to the Revolving Credit Notes, the Term Notes and the Swingline Note, and "Note" means any of such Notes.

     "NOTICE OF ACCOUNT DESIGNATION" has the meaning assigned thereto in Section 2.3(b).

     "NOTICE OF BORROWING" has the meaning assigned thereto in Section 2.3(a).

     "NOTICE OF CONVERSION/CONTINUATION" has the meaning assigned thereto in
Section 5.2.

     "NOTICE OF PREPAYMENT" has the meaning assigned thereto in Section 2.4(c).

     "OBLIGATIONS" means, in each case, whether now in existence or hereafter arising: (a) the principal of and interest on (including interest accruing after the filing of any bankruptcy or similar petition) the Loans, (b) the L/C Obligations, (c) all existing or future payment and other obligations owing by the Borrower under any Hedging Agreement (which such Hedging Agreement is permitted hereunder) with any Person that is a Lender hereunder at the time such Hedging Agreement is executed (all such obligations with respect to any such Hedging Agreement, "Hedging Obligations") and (d) all other fees and commissions (including attorneys' fees), charges, indebtedness, loans, liabilities, financial accommodations, obligations, covenants and duties owing by the Borrower or any of its Restricted Subsidiaries to the Lenders or the Administrative Agent, in each case under or in respect of this Agreement, any Note, any Letter of Credit or any of the other Loan Documents of every kind, nature and description, direct or indirect, absolute or contingent, due or to become due, contractual or tortious, liquidated or unliquidated, and whether or not evidenced by any note.

     "OFFICER'S COMPLIANCE CERTIFICATE" has the meaning assigned thereto in
Section 8.2.

     "OTHER TAXES" has the meaning assigned thereto in Section 5.13(b).

     "PARTICIPATING MEMBER STATE" means each state so described in any EMU Legislation.

     "PBGC" means the Pension Benefit Guaranty Corporation or any successor agency.

     "PENSION PLAN" means any Employee Benefit Plan, other than a Multiemployer Plan, which is subject to the provisions of Title IV of ERISA or Section 412 of the Code and which (a) is maintained for the employees of the Borrower or any ERISA Affiliates or (b) has at any time within the preceding six (6) years been maintained for the employees of the Borrower or any of its current or former ERISA Affiliates.

     "PERFORMANCE BASED LETTERS OF CREDIT" means standby Letters of Credit issued to ensure the performance of services and/or delivery of goods by or on behalf of the Borrower.

     "PERMITTED ACQUISITION" means any acquisition permitted by Section 11.3(d).

     "PERMITTED ACQUISITION CONSIDERATION" means the aggregate amount of the purchase price (including, but not limited to, any assumed debt, earn-outs (valued at the maximum amount payable thereunder), deferred payments, or capital stock of the Borrower, net of the applicable acquired company's cash (including Cash Equivalents) balance as shown on its most recent financial statements delivered in connection with the applicable Permitted Acquisition) to be paid on a singular basis in connection with any applicable Permitted Acquisition as set forth in the applicable Permitted Acquisition Documents executed by the Borrower or any of its Restricted Subsidiaries in order to consummate the applicable Permitted Acquisition.

     "PERMITTED ACQUISITION DOCUMENTS" means the merger, stock and/or asset purchase documents entered into in connection with any Permitted Acquisition.

     "PERMITTED CURRENCY" means Dollars or any Alternative Currency, or each such currency, as the context requires.

     "PERMITTED ESCROW DEPOSIT" means, with respect to any Permitted Subordinated Debt, the deposit into escrow with the applicable trustee of the proceeds of such Permitted Subordinated Debt for a period not to exceed the Hold Period and upon other terms and conditions reasonably acceptable to the Administrative Agent.

     "PERMITTED ESCROW REDEMPTION" means any release of a Permitted Escrow Deposit to the holders of such Permitted Subordinated Debt on or prior to the expiration of the Hold Period solely for the purpose of redeeming in full such Permitted Subordinated Debt to the extent required as a result of the failure of the applicable Designated Acquisition to close on or prior to such date.

     "PERMITTED LIEN" means any Lien permitted pursuant to Section 11.2 hereof.

     "PERMITTED SUBORDINATED DEBT" means Subordinated Debt which is permitted pursuant to Section 11.1(j) hereof.

     "PERSON" means an individual, corporation, limited liability company, partnership, association, trust, business trust, joint venture, joint stock company, pool, syndicate, sole proprietorship, unincorporated organization, Governmental Authority or any other form of entity or group thereof.

     "PLEDGE AGREEMENT" means the collective reference to the pledge agreements entered into by the Borrower (or applicable Restricted Subsidiary thereof) in favor of the Administrative Agent for the ratable benefit of itself and the Lenders, substantially in the form of EXHIBIT K hereto, as amended, restated, supplemented or otherwise modified prior to the date hereof, by the Existing Joinder Documents or otherwise, as reaffirmed pursuant to the Reaffirmation Agreement and as otherwise amended, restated, supplemented or otherwise modified from time to time hereafter.

     "POUNDS STERLING" means, at any time of determination, the then official currency of the United Kingdom of Great Britain and Northern Ireland.

     "PRIME RATE" means, at any time, the rate of interest per annum publicly announced from time to time by Wachovia as its prime rate. Each change in the Prime Rate shall be effective as of the opening of business on the day such change in such prime rate occurs. The parties hereto acknowledge that the rate announced publicly by Wachovia as its prime rate is an index or base rate and shall not necessarily be its lowest or best rate charged to its customers or other banks.

     "PRO FORMA EBITDA" means, with respect to any Person acquired in connection with a Permitted Acquisition consummated during any calculation period, EBITDA of such acquired Person calculated on a pro forma basis as of the first day of such calculation period.

     "PURCHASING LENDER" has the meaning assigned thereto in Section 14.10.

     "REAFFIRMATION AGREEMENT" means the Reaffirmation Agreement, of even date herewith, among the Borrower, its Domestic Subsidiaries that are Restricted Subsidiaries and the Administrative Agent (for the ratable benefit of itself and the Lenders), substantially in the form of EXHIBIT J, as amended, restated, supplemented or otherwise modified from time to time.

     "REGISTER" shall have the meaning assigned thereto in Section 14.10(d).

     "REIMBURSEMENT OBLIGATION" means the obligation of the Borrower to reimburse the Issuing Lender pursuant to Section 3.5 for amounts drawn under Letters of Credit.

     "REQUIRED LENDERS" means, at any date, any combination of Lenders holding more than fifty percent (50%) of (a) the Revolving Credit Commitment (or, if the Revolving Credit Facility has been terminated, any combination of Lenders holding more than fifty percent (50%) of the aggregate outstanding Extensions of Credit thereunder) and (b) the aggregate outstanding Extensions of Credit under the Term Loan Facility.

     "RESPONSIBLE OFFICER" means any of the following: the chief executive officer, chief financial officer or corporate controller of the Borrower or any other officer of the Borrower reasonably acceptable to the Administrative Agent.

     "RESTRICTED SUBSIDIARIES" means all Subsidiaries of the Borrower other than the Unrestricted Subsidiaries.

     "REVOLVING CREDIT COMMITMENT" means (a) as to any Lender, the obligation of such Lender to make Revolving Credit Loans for the account of the Borrower hereunder in an aggregate principal amount at any time outstanding not to exceed the amount set forth in the Register, as such Revolving Credit Commitment may be reduced or modified at any time or from time to time pursuant to the terms hereof and (b) as to all Lenders, the aggregate commitment of all Lenders to make Revolving Credit Loans, as such amount may be reduced at any time or from time to time pursuant to the terms hereof. The Revolving Credit Commitment of all Lenders on the Closing Date shall be $175,000,000.

     "REVOLVING CREDIT COMMITMENT PERCENTAGE" means, as to any Lender at any time, the ratio of (a) the amount of the Revolving Credit Commitment of such Lender to (b) the Revolving Credit Commitments of all Lenders.

     "REVOLVING CREDIT FACILITY" means the revolving credit facility established pursuant to Article II.

     "REVOLVING CREDIT LOANS" means any revolving loan made to the Borrower pursuant to Section 2.1, and all such revolving loans collectively as the context requires.

     "REVOLVING CREDIT MATURITY DATE" means the earliest of the dates referred to in Section 2.7.

     "REVOLVING CREDIT NOTES" means the collective reference to the revolving credit promissory notes made by the Borrower payable to the order of each Lender, substantially in the form of EXHIBIT A-1 hereto, evidencing the Revolving Credit Loans, and any amendments, supplements and modifications thereto, any substitutions therefor, and any replacements, restatements, renewals or extensions thereof, in whole or in part; "REVOLVING CREDIT NOTE" means any of such Revolving Credit Notes.

     "SECURITY DOCUMENTS" means the collective reference to the Subsidiary Guaranty Agreement, the Collateral Agreement, the Pledge Agreement, the Reaffirmation Agreement and each other agreement or writing pursuant to which the Borrower or any Restricted Subsidiary thereof purports to pledge or grant a security interest in any property or assets securing the Obligations or any such Person purports to guaranty the payment and/or performance of the Obligations, in each case, as amended, restated, supplemented or otherwise modified prior to the date hereof, by the Existing Joinder Documents or otherwise, as reaffirmed pursuant by the Reaffirmation Agreement and as otherwise amended, restated, supplemented or otherwise modified from time to time hereafter.

     "SENIOR DEBT" means, with respect to the Borrower and its Restricted Subsidiaries on any date, all Debt of such Persons as of such date MINUS Subordinated Debt of such Persons as of such date.

     "SENIOR LEVERAGE RATIO" means, as of any date, the ratio of (a) the sum of
(i) Senior Debt outstanding as of such date LESS (ii) the sum of (A) the outstanding amount of all Performance Based Letters of Credit and (B) so long as there are no outstanding Revolving Credit Loans, an amount (not to exceed $100,000,000) equal to the amount of cash and Cash Equivalents of the Borrower and its Subsidiaries immediately available to repay their obligations, in each case as of such date to (b) EBITDA for the period of four (4) consecutive fiscal quarters ending on or immediately prior to such date.

     "SENIOR SUBORDINATED NOTE INDENTURE" means the Indenture in the form provided to the Administrative Agent and the Lenders as of the Closing Date, including such indenture as subsequently qualified under the Trust Indenture Act of 1939, as amended, pursuant to which notes registered under the Securities Act of 1933, as amended, will be issued in exchange for the notes issued on or about the Closing Date, as each may be amended, restated, supplemented or otherwise modified subject to the terms and conditions set forth in this Agreement.

     "SENIOR SUBORDINATED NOTE DOCUMENTS" means the Senior Subordinated Note Indenture and all exhibits and schedules thereto, all as amended, restated or otherwise modified subject to the terms and conditions set forth in this Agreement.

     "SENIOR SUBORDINATED NOTE ISSUANCE" has the meaning set forth in Section 6.2(g).

     "SENIOR SUBORDINATED NOTES" means the collective reference to the senior subordinated notes of the Borrower issued pursuant to the Senior Subordinated
Note Indenture in the initial aggregate principal amount of $350,000,000.

     "SOLVENT" means, as to the Borrower and its Restricted Subsidiaries on a particular date, that any such Person (a) has capital sufficient to carry on its business and transactions and all business and transactions in which it is about to engage and is able to pay its debts as they mature, (b) owns property having a value, both at fair valuation and at present fair saleable value, greater than the amount required to pay its probable liabilities (including contingencies), and (c) does not believe that it will incur debts or liabilities beyond its ability to pay such debts or liabilities as they mature.

     "SUBORDINATED DEBT" means the collective reference to (a) Permitted Subordinated Debt, and (b) any other Debt of the Borrower or any Restricted Subsidiary subordinated in right and time of payment to the Obligations and containing such other terms and conditions, in each case as are reasonably satisfactory to the Required Lenders.

     "SUBSIDIARY" means, as to any Person, any corporation, partnership, limited liability company or other entity of which more than fifty percent (50%) of the outstanding capital stock or other ownership interests having ordinary voting power to elect a majority of the board of directors or other managers of such corporation, partnership, limited liability company or other entity is at the time owned by or the management is otherwise controlled by such Person (irrespective of whether, at the time, capital stock or other ownership interests of any other class or classes of such corporation, partnership, limited liability company or other entity shall have or might have voting power by reason of the happening of any contingency). Unless otherwise qualified, references to "Subsidiary" or "Subsidiaries" herein shall refer to those of the Borrower.

     "SUBSIDIARY GUARANTEED OBLIGATIONS" means the collective reference to the guaranteed obligations of each of the Restricted Subsidiaries party to the Subsidiary Guaranty Agreement.

     "SUBSIDIARY GUARANTORS" means the collective reference to the Domestic Subsidiaries of the Borrower who are Restricted Subsidiaries executing the Subsidiary Guaranty Agreement and any other Person which, after the Closing Date, becomes a party to the Subsidiary Guaranty Agreement by executing and delivering a Joinder Agreement.

     "SUBSIDIARY GUARANTY AGREEMENT" means the unconditional guaranty dated as of September 28, 2001 entered into by each of the Subsidiary Guarantors in favor of the Administrative Agent for the ratable benefit of itself and the Lenders, substantially in the form of EXHIBIT H, as amended, restated, supplemented or otherwise modified prior to the date hereof, by the Existing Joinder Documents or otherwise, as reaffirmed by the Reaffirmation Agreement and as otherwise amended, restated, supplemented or otherwise modified from time to time hereafter.

     "SWINGLINE COMMITMENT" means the lesser of (a) Twenty Million Dollars ($20,000,000) and (b) the Revolving Credit Commitment.

     "SWINGLINE FACILITY" means the swingline facility established pursuant to
Section 2.2.

     "SWINGLINE LENDER" means Wachovia in its capacity as swingline lender hereunder.

     "SWINGLINE LOAN" means any swingline loan made by the Swingline Lender to the Borrower pursuant to Section 2.2, and all such swingline loans collectively as the context requires.

     "SWINGLINE NOTE" means the swingline promissory note made by the Borrower payable to the order of the Swingline Lender, substantially in the form of EXHIBIT A-2 hereto, evidencing the Swingline Loans, and any amendments, supplements and modifications thereto, any substitutions therefor, and any replacements, restatements, renewals or extensions thereof, in whole or in part.

     "SWINGLINE TERMINATION DATE" means the first to occur of (a) the resignation of Wachovia as Administrative Agent in accordance with Section 13.9 and (b) the Revolving Credit Maturity Date.

     "TAXES" has the meaning assigned thereto in Section 5.13(a).

     "TERM LOAN COMMITMENT" means (a) as to any Lender, the obligation of such Lender to make Initial Term Loans and/or Additional Term Loans, as applicable, for the account of the Borrower hereunder in an aggregate principal amount not to exceed the amount set forth in the Register, as such applicable Term Loan Commitment may be increased, reduced or modified at any time or from time to time pursuant to the terms hereof and (b) as to all Lenders, the aggregate commitment to make all such Term Loans. The Term Loan Commitment of all Lenders on the Closing Date will be $236,000,000.

     "TERM LOAN FACILITY" means the term loan facility established pursuant to
Article IV.

     "TERM LOAN MATURITY DATE" means the first to occur of (a) November 4, 2010,
(b) the date of termination pursuant to Section 12.2(a), or (c) the date of repayment in full of the outstanding Term Loans pursuant to Section 4.4.

     "TERM LOAN PERCENTAGE" means, as to any Lender, as applicable, after the applicable Term Loans are made, the ratio of (a) the outstanding principal balance of such Term Loan or Term Loans of such Lender to (b) the aggregate outstanding principal balance of all such Term Loans of all Lenders.

     "TERM LOANS" means the Initial Term Loans made to the Borrower by the Lenders pursuant to Section 4.1 and all Additional Term Loans made to the Borrower pursuant to Section 4.6.

     "TERM NOTES" means the term promissory notes made by the Borrower payable to the order of each of the Lenders, substantially in the form of EXHIBIT A-3 hereto, evidencing the Debt incurred by the Borrower pursuant to the Term Loan Facility, and any amendments, modifications and supplements thereto, any substitutions therefor, and any replacement, restatements, renewals or extensions thereof, in whole or in part.

     "TERMINATION EVENT" means except for any such event or condition that could not reasonably be expected to have a Material Adverse Effect: (a) a "Reportable Event" described in Section 4043 of ERISA for which the notice requirement has not been waived by the PBGC, or (b) the withdrawal of the Borrower or any ERISA Affiliate from a Pension Plan during a plan year in which it was a "substantial employer" as defined in Section 4001(a)(2) of ERISA, or (c) the termination of a Pension Plan, the filing of a notice of intent to terminate a Pension Plan or the treatment of a Pension Plan amendment as a termination, under Section 4041 of ERISA, if the plan assets are not sufficient to pay all plan liabilities, or
(d) the institution of proceedings to terminate, or the appointment of a trustee with respect to, any Pension Plan by the PBGC, or (e) any other event or condition which would constitute grounds under Section 4042(a) of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan, or (f) the imposition of a Lien pursuant to Section 412 of the Code or Section 302 of ERISA, or (g) the partial or complete withdrawal of the Borrower or any ERISA Affiliate from a Multiemployer Plan if withdrawal liability is asserted by such plan, or (h) any event or condition which results in the reorganization or insolvency of a Multiemployer Plan under Sections 4241 or 4245 of ERISA, or (h) any event or condition which results in the termination of a Multiemployer Plan under Section 4041A of ERISA or the institution by PBGC of proceedings to terminate a Multiemployer Plan under Section 4042 of ERISA.

     "THAI BAHT" means, at any time of determination, the then official currency of Thailand.

     "TOTAL LEVERAGE RATIO" means, as of any date, the ratio of (a) the sum of
(i) Debt outstanding as of such date LESS (ii) the sum of (A) the outstanding amount of all Performance Based Letters of Credit and (B) so long as there are no outstanding Revolving Credit Loans, an amount (not to exceed $100,000,000) equal to the amount of cash and Cash Equivalents of the Borrower and its Subsidiaries immediately available to repay their obligations, in each case as of such date to (b) EBITDA for the period of four (4) consecutive fiscal quarters ending on or immediately prior to such date.

     "TRANSACTION DOCUMENTS" means the collective reference to the Loan Documents, the Senior Subordinated Note Documents and the IDT Merger Documents.

     "TREATY ON EUROPEAN UNION" means the Treaty of Rome of March 25, 1957, as amended by the Single European Act of 1986 and the Maastricht Treaty (signed February 7, 1992), as amended from time to time.

     "UNIFORM CUSTOMS" means the Uniform Customs and Practice for Documentary Credits (1993 Revision), effective January, 1994 International Chamber of Commerce Publication No. 500.

     "UNRESTRICTED SUBSIDIARY" means any Subsidiary of the Borrower set forth on
SCHEDULE 2 hereto.

     "UCC" means the Uniform Commercial Code as in effect in the State of New York, as amended or modified from time to time.

     "UNITED STATES" means the United States of America.

     "WACHOVIA" means Wachovia Bank, National Association, a national banking association, and its successors.

     "WHOLLY-OWNED" means, with respect to a Subsidiary, that all of the shares of capital stock or other ownership interests of such Subsidiary are, directly or indirectly, owned or controlled by the Borrower and/or one or more of its Wholly-Owned Subsidiaries (except for directors' qualifying shares or other shares required by Applicable Law to be owned by a Person other than the Borrower).

     SECTION 1.2 GENERAL. Unless otherwise specified, a reference in this Agreement to a particular article, section, subsection, Schedule or Exhibit is a reference to that article, section, subsection, Schedule or Exhibit of this Agreement. Wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, the feminine and the neuter. Any reference herein to "CHARLOTTE TIME" shall refer to the applicable time of day in Charlotte, North Carolina.

     SECTION 1.3         OTHER DEFINITIONS AND PROVISIONS.

     (a) USE OF CAPITALIZED TERMS. Unless otherwise defined therein, all capitalized terms defined in this Agreement shall have the defined meanings when used in this Agreement, the Notes and the other Loan Documents or any certificate, report or other document made or delivered pursuant to this Agreement.

     (b) MISCELLANEOUS. The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

     SECTION 1.4 EFFECTIVENESS OF EURO PROVISIONS. With respect to any state (or the currency of such state) that is not a Participating Member State on the date of this Agreement, the provisions of Sections 5.8(a), 5.8(b) and
5.14 shall become effective in relation to such state (and the currency of such state) at and from the date on which such state becomes a Participating Member State.

     SECTION 1.5         CURRENCY EQUIVALENTS.

     (a) For purposes of Articles II, III and IV, the applicable outstanding amount of Letters of Credit and L/C Obligations (including, without limitation, all Alternative Currency Letters of Credit and Alternative Currency L/C Obligations) shall be deemed to refer to the Dollar Amount thereof.

     (b) All Loans made under this Agreement, including, without limitation, Loans made to refund drawings made under Alternative Currency Letters of Credit, shall be made only in Dollars.

                                   ARTICLE II

                            REVOLVING CREDIT FACILITY

     SECTION 2.1 REVOLVING CREDIT LOANS. Subject to the terms and conditions of this Agreement, and in reliance upon the representations and warranties set forth herein, each Lender severally agrees to make Revolving Credit Loans to the Borrower from time to time from the Closing Date through, but not including, the Revolving Credit Maturity Date as requested by the Borrower in accordance with the terms of Section 2.3; PROVIDED, that (a) the sum of the aggregate amount of all outstanding Revolving Credit Loans (after giving effect to the amount requested and the use of the proceeds thereof to repay Extensions of Credit hereunder), Swingline Loans and L/C Obligations from any Lender to the Borrower shall at no time exceed such Lender's Revolving Credit Commitment and (b) the principal amount of outstanding Revolving Credit Loans from any Lender to the Borrower shall not at any time exceed such Lender's Revolving Credit Commitment LESS such Lender's Revolving Credit Commitment Percentage of outstanding Swingline Loans LESS such Lender's Revolving Credit Commitment Percentage of all outstanding L/C Obligations. Each Revolving Credit Loan by a Lender shall be in a principal amount equal to such Lender's Revolving Credit Commitment Percentage of the aggregate principal amount of Revolving Credit Loans requested on such occasion. Subject to the terms and conditions hereof, the Borrower may borrow, repay and reborrow Revolving Credit Loans hereunder until the Revolving Credit Maturity Date.

     SECTION 2.2         SWINGLINE LOANS.

     (a) AVAILABILITY. Subject to the terms and conditions of this Agreement, the Swingline Lender agrees to make Swingline Loans to the Borrower from time to time from the Closing Date through, but not including, the Swingline Termination Date; PROVIDED, that the Swingline Lender shall have no obligation to make any Swingline Loan, if, after giving effect to any amount requested and the use of the proceeds thereof to repay Extensions of Credit hereunder, the aggregate principal amount of all Swingline Loans then outstanding would exceed the lesser of (i) the Swingline Commitment or (ii) the Revolving Credit Commitment less the sum of all outstanding Revolving Credit Loans and L/C Obligations.

     (b)    REFUNDING.

            (i) Swingline Loans shall be refunded by the Lenders (which for such purpose shall include the Swingline Lender in its capacity as a Lender having a Revolving Credit Commitment) on demand by the Swingline Lender. Subject to the proviso to the initial sentence of Section 2.1 hereof, such refundings shall be made by the Lenders in accordance with their respective Revolving Credit Commitment Percentages and shall thereafter be reflected as Revolving Credit Loans of the Lenders on the books and records of the Administrative Agent. Each Lender shall fund its respective Revolving Credit Commitment Percentage of Revolving Credit Loans (as Base Rate Loans) as required to repay Swingline Loans outstanding to the Swingline Lender upon demand to such Lender by telecopier (or by telephone promptly confirmed by telecopier) by the Swingline Lender but in no event later than 2:00 p.m. (Charlotte time) on the next succeeding Business Day after such demand is made. No Lender's obligation to fund its respective Revolving Credit Commitment Percentage of a Swingline Loan shall be affected by any other Lender's failure to fund its Revolving Credit Commitment Percentage of a Swingline Loan, nor shall any Lender's Revolving Credit Commitment Percentage be increased as a result of any such failure of any other Lender to fund its Revolving Credit Commitment Percentage of a Swingline Loan.

            (ii) The Borrower shall pay to the Swingline Lender on demand the amount of such Swingline Loans to the extent amounts received from the Lenders are not sufficient to repay in full the outstanding Swingline Loans requested or required to be refunded. In addition, the Borrower hereby authorizes the Administrative Agent to charge any account maintained by the Borrower with the Swingline Lender (up to the amount available therein) in order to immediately pay the Swingline Lender the amount of such Swingline Loans to the extent amounts received from the Lenders are not sufficient to repay in full the outstanding Swingline Loans requested or required to be refunded. If any portion of any such amount paid to the Swingline Lender shall be recovered by or on behalf of the Borrower from the Swingline Lender in bankruptcy or otherwise, the loss of the amount so recovered shall be ratably shared among all the Lenders in accordance with their respective Revolving Credit Commitment Percentages (unless the amounts so recovered by or on behalf of the Borrower pertain to a Swingline Loan extended after the occurrence and during the continuance of an Event of Default of which the Administrative Agent has received notice in the manner required pursuant to Section 13.5 and which such Event of Default has not been waived by the Required Lenders or the Lenders, as applicable); PROVIDED that with respect to any Swingline Loan, no Lender shall be required to fund more than its Revolving Credit Commitment Percentage of such Swingline Loan.

            (iii) Each Lender acknowledges and agrees that its obligation to refund Swingline Loans in accordance with the terms of this Section 2.2 is absolute and unconditional and shall not be affected by any circumstance whatsoever, including, without limitation, non-satisfaction of the conditions set forth in Article VI at the time of refunding. Further, each Lender agrees and acknowledges that if prior to the refunding of any outstanding Swingline Loans pursuant to this Section 2.2, one of the events described in

     Section 12.1(j) or (k) shall have occurred, each Lender will (subject to the proviso to the initial sentence of Section 2.1 hereof), on the date the applicable Revolving Credit Loans would have been made, purchase an undivided participating interest in the Swingline Loan to be refunded in an amount equal to its Revolving Credit Commitment Percentage of the aggregate amount of such Swingline Loan. Each Lender will immediately transfer to the Swingline Lender, in immediately available funds at the office of the Swingline Lender, the amount of its participation and upon receipt thereof the Swingline Lender will deliver to such Lender a certificate evidencing such participation dated the date of receipt of such funds and for such amount. Whenever, at any time after the Swingline Lender has received from any Lender such Lender's participating interest in a Swingline Loan, the Swingline Lender receives any payment on account thereof, the Swingline Lender will promptly distribute to such Lender its participating interest in such amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender's participating interest was outstanding and funded).

     SECTION 2.3         PROCEDURE FOR ADVANCES OF REVOLVING CREDIT AND
SWINGLINE LOANS.

     (a) REQUESTS FOR BORROWING. The Borrower shall give the Administrative Agent irrevocable prior written notice substantially in the form attached hereto as EXHIBIT B (a "NOTICE OF BORROWING") not later than 11:00 a.m. (Charlotte time) (i) on the same Business Day as each Base Rate Loan and each Swingline Loan and (ii) at least three (3) Business Days before each LIBOR Rate Loan, of its intention to borrow, specifying (A) the date of such borrowing, which shall be a Business Day, (B) the amount of such borrowing, which shall be (x) with respect to Base Rate Loans (other than Swingline Loans) in an aggregate principal amount of $2,500,000 or a whole multiple of $100,000 in excess thereof, (y) with respect to LIBOR Rate Loans in an aggregate principal amount of $5,000,000 or a whole multiple of $100,000 in excess thereof and (z) with respect to Swingline Loans in an aggregate principal amount of $50,000 or a whole multiple of $50,000 in excess thereof, (C) whether such Loan is to be a Revolving Credit Loan or Swingline Loan, (D) whether the Revolving Credit Loans are to be LIBOR Rate Loans or Base Rate Loans, and (E) in the case of a LIBOR Rate Loan, the duration of the Interest Period applicable thereto. A Notice of Borrowing received after 11:00 a.m. (Charlotte time) shall be deemed received on the next Business Day. The Administrative Agent shall promptly notify the Lenders of each Notice of Borrowing by telecopier (or by telephone promptly confirmed by telecopier).

     (b) DISBURSEMENT OF REVOLVING CREDIT AND SWINGLINE LOANS. Not later than 2:00 p.m. (Charlotte time) on the proposed borrowing date, subject to the terms and conditions of this Agreement, (i) each Lender will make available to the Administrative Agent, for the account of the Borrower, at the office of the Administrative Agent in funds immediately available to the Administrative Agent, such Lender's Revolving Credit Commitment Percentage of the Revolving Credit Loans to be made on such borrowing date and (ii) the Swingline Lender will make available to the Administrative Agent, for the account of the Borrower, at the office of the Administrative Agent in funds immediately available to the Administrative Agent, the Swingline Loans to be made on such borrowing date; PROVIDED that no Lender shall be responsible for any default by any other Lender in that other Lender's obligation to make a Loan requested hereunder nor shall the commitment of any Lender to make the particular type of Loan requested be increased or decreased as a result of a default by any other Lender in that other Lender's obligation to make a Loan requested hereunder. The Borrower hereby irrevocably authorizes the Administrative Agent to disburse the proceeds of each borrowing requested pursuant to this Section 2.3 in immediately available funds by crediting or wiring such proceeds to the deposit account of the Borrower identified in the most recent notice substantially in the form of EXHIBIT C hereto (a "NOTICE OF ACCOUNT DESIGNATION") delivered by the Borrower to the Administrative Agent or as may be otherwise agreed upon by the Borrower and the Administrative Agent from time to time. Subject to Section 5.7 hereof, the Administrative Agent shall not be obligated to disburse the portion of the proceeds of any Revolving Credit Loan requested pursuant to this Section 2.3 to the extent that any Lender has not made available to the Administrative Agent its Revolving Credit Commitment Percentage of such Loan. Revolving Credit Loans to be made for the purpose of refunding Swingline Loans shall be made by the Lenders as provided in Section 2.2(b).

     SECTION 2.4         REPAYMENT OF LOANS.

     (a) REPAYMENT ON TERMINATION DATE. The Borrower hereby agrees to repay the outstanding principal amount of (i) all Revolving Credit Loans in full on the Revolving Credit Maturity Date, and (ii) all Swingline Loans in accordance with Section 2.2(b) and otherwise in full on the Revolving Credit Maturity Date, together, in each case, with all accrued but unpaid interest and fees.

     (b)    MANDATORY REPAYMENT OF REVOLVING CREDIT LOANS.

            (i) If at any time the outstanding principal amount of all Revolving Credit Loans PLUS the sum of all outstanding Swingline Loans and L/C Obligations exceeds the Revolving Credit Commitment, the Borrower agrees to repay immediately upon notice from the Administrative Agent, by payment to the Administrative Agent for the account of the Lenders Extensions of Credit in an amount equal to such excess with each such repayment applied FIRST to the principal amount of outstanding Swingline Loans, SECOND to the principal amount of outstanding Revolving Credit Loans and THIRD, with respect to any Letters of Credit then outstanding, a payment of cash collateral into a cash collateral account opened by the Administrative Agent, for the benefit of the Lenders in an amount equal to the aggregate then undrawn and unexpired Dollar Amount of such Letters of Credit (such cash collateral to be applied in accordance with Section 12.2(b)).

            (ii) If at any time (as determined by the Administrative Agent pursuant to this Section 2.4(b)(ii)) and for any reason, based upon the Dollar Amount of all outstanding Loans and L/C Obligations, (a) the outstanding amount of all L/C Obligations exceeds the lesser of (i) the Aggregate Commitment LESS the sum of the amount of all outstanding Loans and (ii) the L/C Commitment or (b) the outstanding amount of all Alternative Currency L/C Obligations exceeds the Alternative Currency L/C Commitment, then, in each such case, the Borrower shall, at its option, either (A) repay Loans in an amount equal to such excess (to the extent such repayment will eliminate such excess) or (B) make a payment of cash collateral into a cash collateral account opened by the Administrative Agent for the benefit of the Lenders in an amount equal to such excess (such cash collateral to be applied in accordance with Section 12.2(b)). The Borrower's compliance with this Section 2.4(b)(ii) shall be tested from time to time by the Administrative Agent at its sole discretion, but in any event shall be tested on the date on which the Borrower requests the Issuing Lender to issue a Letter of Credit under Section 3.2. Each such repayment pursuant to this Section 2.4(b)(ii) shall be accompanied by any amount required to be paid pursuant to Section 5.11 hereof.

     (c) OPTIONAL REPAYMENTS. The Borrower may at any time and from time to time repay the Revolving Credit Loans and Swingline Loans, in whole or in part, upon at least three (3) Business Days' irrevocable notice to the Administrative Agent with respect to LIBOR Rate Loans and one (1) Business Day's irrevocable notice with respect to Base Rate Loans and Swingline Loans, substantially in the form attached hereto as EXHIBIT D (a "NOTICE OF PREPAYMENT") specifying the date and amount of repayment and whether the repayment is of LIBOR Rate Loans, Base Rate Loans, Swingline Loans or a combination thereof, and, if of a combination thereof, the amount allocable to each. Upon receipt of such notice, the Administrative Agent shall promptly notify each Lender by telecopier (or by telephone promptly confirmed by telecopier). If any such notice is given, the amount specified in such notice shall be due and payable on the date set forth in such notice. Partial repayments shall be in an aggregate amount of $2,500,000 or a whole multiple of $100,000 in excess thereof with respect to Base Rate Loans (other than Swingline Loans), $5,000,000 or a whole multiple of $100,000 in excess thereof with respect to LIBOR Rate Loans and $50,000 or a whole multiple of $50,000 in excess thereof with respect to Swingline Loans. Each such repayment shall be accompanied by an amount required to be paid pursuant to
Section 5.11 hereof.

     (d) LIMITATION ON REPAYMENT OF LIBOR RATE LOANS. The Borrower may not repay any LIBOR Rate Loan on any day other than on the last day of the Interest Period applicable thereto unless such repayment is accompanied by any amount required to be paid pursuant to Section 5.11 hereof.

     (e)    HEDGING AGREEMENTS. No repayment or prepayment pursuant to this
Section 2.4 shall affect any of the Borrower's obligations under any Hedging Agreement.

     SECTION 2.5         NOTES.

     (a)    REVOLVING CREDIT NOTES. Except as otherwise provided in Section
14.10 (a) - (e), each Lender's Revolving Credit Loans and the obligation of the Borrower to repay such Revolving Credit Loans may, at the election of such Lender, be evidenced by a separate Revolving Credit Note executed by the Borrower payable to the order of such Lender.

     (b) SWINGLINE NOTES. The Swingline Loans and the obligation of the Borrower to repay such Swingline Loans may, at the election of the Swingline Lender, be evidenced by a Swingline Note executed by the Borrower payable to the order of the Swingline Lender.

     SECTION 2.6         PERMANENT REDUCTION OF THE REVOLVING CREDIT COMMITMENT.

     (a) VOLUNTARY REDUCTION. The Borrower shall have the right at any time and from time to time, upon at least five (5) Business Days' prior written notice to the Administrative Agent, to permanently reduce, without premium or penalty, (i) the entire Revolving Credit Commitment at any time or (ii) portions of the Revolving Credit Commitment, from time to time, in an aggregate principal amount not less than $5,000,000 or any whole multiple of $1,000,000 in excess thereof. Upon receipt of such notice, the Administrative Agent shall promptly notify each of the Lenders thereof by telecopier (or by telephone promptly confirmed by telecopier). The amount of each partial permanent reduction shall permanently reduce the Lenders' Revolving Credit Commitments PRO RATA in accordance with their respective Revolving Credit Commitment Percentages.

     (b) MANDATORY REDUCTION. The Revolving Credit Commitment shall be permanently reduced on the date of any required prepayment under Section 4.4(b)(vi) by an amount equal to the amount of such Excess Proceeds as referred to in such Section 4.4(b)(vi), to the extent a corresponding prepayment was made pursuant to Section 4.4(b)(vi).

     (c) CORRESPONDING PAYMENT. Each permanent reduction permitted or required pursuant to this Section 2.6 shall be accompanied by a payment of principal sufficient to reduce the aggregate outstanding Revolving Credit Loans, Swingline Loans and L/C Obligations, as applicable, after such reduction to the Revolving Credit Commitment as so reduced and if the Revolving Credit Commitment as so reduced is less than the aggregate amount of all outstanding Letters of Credit, the Borrower shall be required to deposit cash collateral in a cash collateral account opened by the Administrative Agent in an amount equal to the aggregate then undrawn and unexpired Dollar Amount of such Letters of Credit. Such cash collateral shall be applied in accordance with Section 12.2(b). Any reduction of the Revolving Credit Commitment to zero shall be accompanied by payment of all outstanding Revolving Credit Loans and Swingline Loans (and furnishing of cash collateral satisfactory to the Administrative Agent for all L/C Obligations) and shall result in the termination of the Revolving Credit Commitment and the Swingline Commitment and the Revolving Credit Facility. Such cash collateral shall be applied in accordance with Section 12.2(b). If any reduction of the Revolving Credit Commitment requires the repayment of any LIBOR Rate Loan, such repayment shall be accompanied by any amount required to be paid pursuant to Section 5.11 hereof.

     SECTION 2.7 TERMINATION OF REVOLVING CREDIT FACILITY. The Revolving Credit Facility shall terminate on the earliest of (a) November 4, 2008, (b) the date of termination by the Borrower pursuant to Section 2.6, or (c) the date of termination pursuant to Section 12.2(a).

                                   ARTICLE III

                            LETTER OF CREDIT FACILITY

     SECTION 3.1 L/C COMMITMENT. Subject to the terms and conditions hereof, the Issuing Lender, in reliance on the agreements of the other Lenders set forth in Section 3.4(a), agrees to issue standby or commercial Letters of Credit for the account of the Borrower on any Business Day from the Closing Date through but not including the fifth (5th) Business Day prior to the Revolving Credit Maturity Date in such form as may be approved from time to time by the Issuing Lender; PROVIDED, that the Issuing Lender shall have no obligation to issue any Letter of Credit if, after giving effect to such issuance, (a) the L/C Obligations would exceed the L/C Commitment, (b) the aggregate principal amount of outstanding Revolving Credit Loans, PLUS the aggregate principal amount of outstanding Swingline Loans, PLUS the aggregate amount of L/C Obligations would exceed the Revolving Credit Commitment or (c) the Alternative Currency L/C Obligations would exceed the Alternative Currency L/C Commitment. Each Letter of Credit (other than the Existing Letters of Credit) shall (i) be denominated in a Permitted Currency (ii) be in a minimum Dollar amount of $100,000 or in a Dollar amount less than $100,000 if approved in writing by the Administrative Agent in its sole discretion (or the Alternative Currency

Amount thereof with respect to Alternative Currency Letters of Credit), (iii) be a standby letter of credit issued to support obligations of the Borrower or any of its Restricted Subsidiaries, contingent or otherwise, incurred in the ordinary course of business or a commercial letter of credit issued to purchase goods in the ordinary course of business, (iv) expire on a date satisfactory to the Issuing Lender, which date shall be no later than the earlier of (A) two (2) years after the date of issuance of such Letter of Credit or (B) five (5) Business Days prior to the Revolving Credit Maturity Date and (v) be subject to the Uniform Customs and/or ISP98, as set forth in the Application or as determined by the Issuing Lender and, to the extent not inconsistent therewith, the laws of the State of North Carolina. As of the Closing Date, each of the Existing Letters of Credit shall constitute, for all purposes of this Agreement and the other Loan Documents, a Letter of Credit issued and outstanding hereunder. The Issuing Lender shall not at any time be obligated to issue any Letter of Credit hereunder if such issuance would conflict with, or cause the Issuing Lender or any L/C Participant to exceed any limits imposed by, any Applicable Law. References herein to "issue" and derivations thereof with respect to Letters of Credit shall also include extensions or modifications of any existing Letters of Credit, unless the context otherwise requires.

     SECTION 3.2 PROCEDURE FOR ISSUANCE OF LETTERS OF CREDIT . The Borrower may from time to time request that the Issuing Lender issue a Letter of Credit by delivering to the Issuing Lender at the Administrative Agent's Office an Application therefor, completed to the satisfaction of the Issuing Lender, and such other certificates, documents and other papers and information as the Issuing Lender may request (which information shall include the Permitted Currency in which the Letter of Credit shall be denominated). Upon receipt of any Application, the Issuing Lender shall process such Application and the certificates, documents and other papers and information delivered to it in connection therewith in accordance with its customary procedures and shall, subject to Section 3.1 and Article VI hereof, promptly issue the Letter of Credit requested thereby (but in no event shall the Issuing Lender be required to issue any Letter of Credit earlier than (a) three (3) Business Days, with respect to a Letter of Credit denominated in Dollars, and (b) four (4) Business Days, with respect to an Alternative Currency Letter of Credit, after its receipt of the Application therefor and all such other certificates, documents and other papers and information relating thereto) by issuing the original of such Letter of Credit to the beneficiary thereof or as otherwise may be agreed by the Issuing Lender and the Borrower. The Issuing Lender shall promptly furnish to the Borrower a copy of such Letter of Credit and promptly notify each Lender of the issuance and upon request by any Lender, furnish to such Lender a copy of such Letter of Credit and the amount of such Lender's L/C Participation therein by telecopier (or by telephone promptly confirmed by telecopier).

     SECTION 3.3         COMMISSIONS AND OTHER CHARGES.

     (a) The Borrower shall pay to the Administrative Agent, for the account of the Issuing Lender and the L/C Participants, a letter of credit commission with respect to each Letter of Credit in an amount equal to the face amount of such Letter of Credit (reflected as the Dollar Amount thereof as determined by the Administrative Agent) MULTIPLIED BY the Applicable Margin with respect to Revolving Credit Loans that are LIBOR Rate Loans (determined on a per annum basis). Such commission shall be payable quarterly in arrears on the last Business Day of each calendar quarter and on the Revolving Credit Maturity Date. The Administrative Agent shall, promptly following its receipt thereof, distribute to the Issuing Lender and the L/C Participants all commissions received pursuant to this Section 3.3(a) in accordance with their respective Revolving Credit Commitment Percentages.

     (b) In addition to the foregoing commission, the Borrower shall pay the Issuing Lender an issuance fee with respect to each Letter of Credit in an amount equal to the face amount of such Letter of Credit (reflected as the Dollar Amount thereof as determined by the Administrative Agent) multiplied by 0.125% per annum. Such issuance fee shall be payable quarterly in arrears on the last Business Day of each calendar quarter and on the Revolving Credit Maturity Date.

     (c) In addition to the foregoing fees and commissions, the Borrower shall pay or reimburse the Issuing Lender for such normal and customary costs and expenses as are incurred or charged by the Issuing Lender in issuing, effecting payment under, amending or otherwise administering any Letter of Credit.

     (d) The commissions, fees, charges, costs and expenses payable pursuant to this Section 3.3 shall be payable in Dollars.

     SECTION 3.4         L/C PARTICIPATIONS .

     (a) The Issuing Lender irrevocably agrees to grant and hereby grants to each L/C Participant, and, to induce the Issuing Lender to issue Letters of Credit hereunder, each L/C Participant irrevocably agrees (subject to the proviso to the initial sentence of Section 2.1 hereof) to accept and purchase and hereby accepts and purchases from the Issuing Lender, on the terms and conditions hereinafter stated, for such L/C Participant's own account and risk an undivided interest equal to such L/C Participant's Revolving Credit Commitment Percentage in the Issuing Lender's obligations and rights under and in respect of each Letter of Credit issued hereunder and the amount of each draft paid by the Issuing Lender thereunder. Each L/C Participant unconditionally and irrevocably agrees with the Issuing Lender that, if a draft is paid under any Letter of Credit for which the Issuing Lender is not reimbursed in full by the Borrower through a Revolving Credit Loan or otherwise in accordance with the terms of this Agreement, such L/C Participant shall (subject to the proviso to the initial sentence of Section 2.1 hereof) pay to the Issuing Lender upon demand at the Issuing Lender's address for notices specified herein an amount equal to the Dollar Amount of such L/C Participant's Revolving Credit Commitment Percentage of the amount of such draft, or any part thereof, which is not so reimbursed; PROVIDED that with respect to any draft under any Letter of Credit, no Lender shall be required to fund more than its Revolving Credit Commitment Percentage of such draft or more than any amount which would cause the sum of aggregate outstanding principal amount of all Revolving Credit Loans made by such Lender PLUS such Lender's Revolving Credit Commitment Percentage of all outstanding Swingline Loans PLUS such Lender's Revolving Credit Commitment Percentage of all outstanding L/C Obligations to exceed such Lender's Revolving Credit Commitment.

     (b) Upon becoming aware of any amount required to be paid by any L/C Participant to the Issuing Lender pursuant to Section 3.4(a) in respect of any unreimbursed portion of any payment made by the Issuing Lender under any Letter of Credit, the Issuing Lender shall notify each L/C Participant by telecopier (or by telephone promptly confirmed by telecopier) of the amount and due date (which shall not be less than one (1) Business Day after the giving of such notice) of such required payment and such L/C Participant shall pay to the Issuing Lender the amount specified on the applicable due date. If any such amount is paid to the Issuing Lender after the date such payment is due, such L/C Participant shall pay to the Issuing Lender on demand, in addition to such amount, the product of (i) such amount, TIMES (ii) the daily average Federal Funds Rate as determined by the Administrative Agent during the period from and including the date such payment is due to the date on which such payment is immediately available to the Issuing Lender, TIMES (iii) a fraction the numerator of which is the number of days that elapse during such period and the denominator of which is 360. A certificate of the Issuing Lender with respect to any amounts owing under this Section 3.4(b) shall be conclusive in the absence of manifest error. With respect to payment to the Issuing Lender of the unreimbursed amounts described in this Section 3.4(b) and subject to the second parenthetical of the first sentence of this subsection (b), if the L/C Participants receive notice that any such payment is due (A) prior to 1:00 p.m. (Charlotte time) on any Business Day, such payment shall be due that Business Day, and (B) after 1:00 p.m. (Charlotte time) on any Business Day, such payment shall be due on the following Business Day.

     (c) Whenever, at any time after the Issuing Lender has made payment under any Letter of Credit and has received from any L/C Participant its Revolving Credit Commitment Percentage of such payment in accordance with this
Section 3.4, the Issuing Lender receives any payment related to such Letter of Credit (whether directly from the Borrower or otherwise), or any payment of interest on account thereof, the Issuing Lender will promptly distribute to such L/C Participant its PRO RATA share thereof; PROVIDED, that in the event that any such payment received by the Issuing Lender shall be required to be returned by the Issuing Lender, such L/C Participant shall return to the Issuing Lender the portion thereof previously distributed by the Issuing Lender to it.

     (d) All payments made by any L/C Participant under this Section 3.4 shall be made in Dollars (based upon the Dollar Amount of the applicable payment); PROVIDED that the Borrower shall be liable for any currency exchange loss pursuant to the terms of Section 5.10(d).

     SECTION 3.5         REIMBURSEMENT OBLIGATIONS.

     (a) REIMBURSEMENT OBLIGATION OF THE BORROWER. In the event of any drawing under any Letter of Credit, the Borrower agrees to reimburse (either with the proceeds of a Revolving Credit Loan or a Swingline Loan as provided for in this Section 3.5 or with funds from other sources), in same day funds, in Dollars, the Issuing

Lender on each date on which the Issuing Lender notifies the Borrower of the date and Dollar Amount of a draft paid under any Letter of Credit for the Dollar Amount of (i) such draft so paid and (ii) any amounts referred to in Section 3.3(c) incurred by the Issuing Lender in connection with such payment (including, without limitation, any and all costs, fees and other expenses incurred by the Issuing Lender in effecting the payment of any Alternative Currency Letter of Credit).

     (b) REIMBURSEMENT OBLIGATION OF THE LENDERS. Unless the Borrower shall immediately notify the Issuing Lender that the Borrower intends to reimburse the Issuing Lender for such drawing from other sources or funds, the Borrower shall be deemed to have timely given a Notice of Borrowing to the Administrative Agent requesting that the Lenders make a Revolving Credit Loan or, if less than the minimum amount for such Loan, a Swingline Loan, in either case funded in Dollars on such date and bearing interest at the Base Rate plus the Applicable Margin, in the Dollar Amount of (i) such draft so paid and (ii) any amounts referred to in Section 3.3(c) incurred by the Issuing Lender in connection with such payment (including, without limitation, any and all costs, fees and other expenses incurred by the Issuing Lender in effecting the payment of any Alternative Currency Letter of Credit), and not later than one (1) Business Day after being given notice thereof by the Administrative Agent by telecopier (or by telephone promptly confirmed by telecopier), the Lenders shall make a Revolving Credit Loan or, if less than the minimum amount for such Loan, the Swingline Lender shall make a Swingline Loan, in either case, funded in Dollars and bearing interest at the Base Rate plus the Applicable Margin, in such amount, the proceeds of which shall be applied to reimburse the Issuing Lender for the amount of the related drawing and costs and expenses. Each Lender (or as the case may be, the Swingline Lender) acknowledges and agrees that its obligation to fund a Revolving Credit Loan or, if less than the minimum amount for such Loan, a Swingline Loan, in accordance with this Section 3.5 to reimburse the Issuing Lender for any draft paid under a Letter of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including, without limitation, non-satisfaction of the conditions set forth in
Section 2.3(a) or Article VI at the time of funding. If the Borrower has elected to pay the amount of such drawing with funds from other sources and shall fail to reimburse the Issuing Lender as provided above, the unreimbursed amount of such drawing shall bear interest at the rate which would be payable on any outstanding Base Rate Loans which were then overdue from the date such amounts become payable (whether at stated maturity, by acceleration or otherwise) until payment in full.

     SECTION 3.6 OBLIGATIONS ABSOLUTE. The Borrower's obligations under this Article III (including, without limitation, the Reimbursement Obligation) shall be absolute and unconditional under any and all circumstances and irrespective of any set-off, counterclaim or defense to payment which the Borrower may have or have had against the Issuing Lender or any beneficiary of a Letter of Credit or any other Person. The Borrower also agrees that the Issuing Lender and the L/C Participants shall not be responsible for, and the Borrower's Reimbursement Obligation under Section 3.5 shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even though such documents shall in fact prove to be invalid, fraudulent or forged, or any dispute between or among the Borrower and any beneficiary of any Letter of Credit or any other party to which such Letter of Credit may be transferred or any claims whatsoever of the Borrower against any beneficiary of such Letter of Credit or any such transferee. The Issuing Lender shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit, except for errors or omissions caused by the Issuing Lender's gross negligence or willful misconduct. The Borrower agrees that any action taken or omitted by the Issuing Lender under or in connection with any Letter of Credit or the related drafts or documents, if done in the absence of gross negligence or willful misconduct, shall be binding on the Borrower and shall not result in any liability of the Issuing Lender or any L/C Participant to the Borrower. The responsibility of the Issuing Lender to the Borrower in connection with any draft presented for payment under any Letter of Credit shall, in addition to any payment obligation expressly provided for in such Letter of Credit, be limited to determining that the documents (including each draft) delivered under such Letter of Credit in connection with such presentment are in conformity with such Letter of Credit.

     SECTION 3.7 EFFECT OF APPLICATION. To the extent that any provision of any Application related to any Letter of Credit is inconsistent with the provisions of this Article III, the provisions of this Article III shall apply.

                                   ARTICLE IV

                               TERM LOAN FACILITY

     SECTION 4.1 INITIAL TERM LOANS. Subject to the terms and conditions of this Agreement, each Lender with a Term Loan Commitment severally agrees to make an Initial Term Loan to the Borrower on the Closing Date. The Initial Term Loans shall be funded by each Lender in a principal amount equal to such Lender's Term Loan Percentage of the aggregate principal amount of the Initial Term Loans made on the Closing Date, which aggregate principal amount shall equal the total Term Loan Commitment as of the Closing Date. Notwithstanding the foregoing, if the total Term Loan Commitment as of the Closing Date is not drawn on the Closing Date, the undrawn amount shall automatically be cancelled.

     SECTION 4.2 PROCEDURE FOR ADVANCES OF TERM LOANS. The Borrower shall give the Administrative Agent an irrevocable Notice of Borrowing prior to 11:00 a.m. (Charlotte time) on the Closing Date requesting that each Lender with a Term Loan Commitment make the Initial Term Loans as Base Rate Loans on such date (PROVIDED that the Borrower may request, no later than three (3) Business Days prior to the Closing Date, that the Lenders make the Initial Term Loans as LIBOR Rate Loans if the Borrower has delivered to the Administrative Agent a letter in form and substance satisfactory to the Administrative Agent indemnifying the Lenders in the manner set forth in Section 5.11 of this Agreement). The Administrative Agent shall promptly notify the Lenders of such Notice of Borrowing by telecopier (or by telephone promptly confirmed by telecopier). Not later than 2:00 p.m. (Charlotte time) on the Closing Date, each such Lender will make available to the Administrative Agent for the account of the Borrower, at the office of the Administrative Agent in immediately available funds, the amount of such Initial Term Loan to be made by such Lender on such borrowing date. The Borrower hereby irrevocably authorizes the Administrative Agent to disburse the proceeds of the Initial Term Loans in immediately available funds by wire transfer to such Person or Persons as may be designated by the Borrower.

     SECTION 4.3         REPAYMENT OF TERM LOANS.

     (a) INITIAL TERM LOANS. The Borrower shall repay the aggregate outstanding principal amount of the Initial Term Loans in consecutive quarterly installments on the last Business Day of each of December, March, June and September commencing December 31, 2003 as set forth below, except as the amounts of individual installments may be adjusted pursuant to Section 4.4 hereof:

                                                                      PRINCIPAL                    TERM LOAN
                                                                     INSTALLMENT                  COMMITMENT
             YEAR                      PAYMENT DATE                      ($)                          ($)
----------------------------------------------------------------------------------------------------------------------
                                December 31, 2003                    $    590,000                $ 235,410,000
              1                 March 31, 2004                       $    590,000                $ 234,820,000
                                June 30, 2004                        $    590,000                $ 234,230,000
                                September 30, 2004                   $    590,000                $ 233,640,000
                                December 31, 2004                    $    590,000                $ 233,050,000
              2                 March 31, 2005                       $    590,000                $ 232,460,000
                                June 30, 2005                        $    590,000                $ 231,870,000
                                September 30, 2005                   $    590,000                $ 231,280,000
                                December 31, 2005                    $    590,000                $ 230,690,000
              3                 March 31, 2006                       $    590,000                $ 230,100,000
                                June 30, 2006                        $    590,000                $ 229,510,000
                                September 30, 2006                   $    590,000                $ 228,920,000
                                December 31, 2006                    $    590,000                $ 228,330,000
              4                 March 31, 2007                       $    590,000                $ 227,740,000
                                June 30, 2007                        $    590,000                $ 227,150,000
                                September 30, 2007                   $    590,000                $ 226,560,000
                                December 31, 2007                    $    590,000                $ 225,970,000
              5                 March 31, 2008                       $    590,000                $ 225,380,000
                                June 30, 2008                        $    590,000                $ 224,790,000
                                September 30, 2008                   $    590,000                $ 224,200,000
                                December 31, 2008                    $    590,000                $ 223,610,000
              6                 March 31, 2009                       $    590,000                $ 223,020,000
                                June 30, 2009                        $    590,000                $ 222,430,000
                                September 30, 2009                   $    590,000                $ 221,840,000
                                December 31, 2009                    $ 55,460,000                $ 166,380,000
              7                 March 31, 2010                       $ 55,460,000                $ 110,920,000
                                June 30, 2010                        $ 55,460,000                $  55,460,000
                                September 30, 2010                   $ 55,460,000                            0

If not sooner paid, the Term Loans shall be paid in full, together with accrued interest thereon, on the Term Loan Maturity Date.

     (b) ADDITIONAL TERM LOANS. The Borrower shall repay the aggregate outstanding principal amount of the Additional Term Loans (if any) in consecutive quarterly installments on the last Business Day of each of March, June, September and December commencing with the first full calendar quarter ending after the Additional Term Loan Effective Date, in the following amounts (which amounts shall be calculated on the Additional Term Loan Effective Date):
(i) as of any fiscal quarter end prior to the fiscal quarter ending December 31, 2009, an amount equal to one-quarter of one percent (0.25%) of the original principal amount of the Additional Term Loans, and (ii) as of any fiscal quarter ending on or after December 31, 2009, an amount equal to twenty-five percent (25%) of the sum of (X) the original amount of the Additional Term Loans LESS
(Y) the aggregate amount of all scheduled amortization payments to be made with respect to the Additional Term Loans (determined as of the Additional Term Loan Effective Date) prior to December 31, 2009 as provided in clause (i) of this
Section 4.3(b); PROVIDED that such amounts of individual installments may be adjusted pursuant to Section 4.4 hereof.

     (c) NO REBORROWING. Amounts repaid pursuant to this Section 4.3 may not be reborrowed and will constitute a permanent reduction of the Term Loan Commitment.

     SECTION 4.4         PREPAYMENTS OF TERM LOANS.

     (a) OPTIONAL PREPAYMENT OF TERM LOANS. The Borrower shall have the right at any time and from time to time, upon delivery to the Administrative Agent of a Notice of Prepayment at least three (3) Business Days prior to any repayment, to prepay the Term Loans in whole or in part without premium or penalty except as provided in

Section 5.11. The Administrative Agent shall promptly give each of the Lenders notice of any such proposed prepayment by telecopier (or by telephone promptly confirmed by telecopier). Each optional prepayment of the Term Loans hereunder shall be in an aggregate principal amount of at least $5,000,000 or any whole multiple of $1,000,000 in excess thereof and shall be applied to the outstanding principal installments of the Term Loans (with respect to any such outstanding Term Loans, PRO RATA on the basis of the original aggregate funded amount thereof, among the Initial Term Loans, and, if applicable, the Additional Term Loans) in inverse order of maturity thereof. Each repayment shall be accompanied by any amount required to be paid pursuant to Section 5.11 hereof.

     (b)    MANDATORY PREPAYMENT OF TERM LOANS.

            (i) DEBT PROCEEDS. The Borrower shall make mandatory principal prepayments of the Loans in the manner set forth in Section 4.4(b)(vi) below in amounts equal to one hundred percent (100%) of the aggregate Net Cash Proceeds from any incurrence by the Borrower or any of its Restricted Subsidiaries of Debt, excluding:

                    (A) The Senior Subordinated Notes, solely to the extent the proceeds thereof are used on the Closing Date to consummate the IDT Merger and costs associated therewith;

                    (B) Permitted Subordinated Debt, other than the Senior Subordinated Notes, solely to the extent the proceeds thereof are used within ninety (90) days (such ninety (90) day period, the "HOLD PERIOD") after receipt thereof to consummate a proposed acquisition and costs associated therewith so long as such proposed acquisition (a "DESIGNATED ACQUISITION") (I) constitutes a Permitted Acquisition at the time of the closing thereof and (II) is identified in writing to the Administrative Agent on or prior to the issuance date of such Permitted Subordinated Debt; PROVIDED, that any excess proceeds not so used to consummate a Permitted Acquisition or to fund a Permitted Escrow Redemption shall be applied as a mandatory prepayment as set forth in this Section 4.4(b)(i); and

                    (C) other Debt permitted pursuant to Section 11.1 (other than Debt permitted by Section 11.1(j)).

     Such prepayment shall be made within three (3) Business Days after the date of receipt of Net Cash Proceeds of any such transaction. (This provision shall not be deemed to permit the incurrence of Debt not otherwise permitted pursuant to this Agreement.)

            (ii) EQUITY PROCEEDS. If at any time the Total Leverage Ratio exceeds 3.00 to 1.00, the Borrower shall make mandatory principal prepayments of the Loans in the manner set forth in Section 4.4(b)(vi) below in amounts equal to fifty percent (50%) of the aggregate Net Cash Proceeds from any offering of equity securities by the Borrower or any of its Restricted Subsidiaries (excluding (A) offerings of equity securities made in connection with employee stock option or incentive plans or made in connection with compensation or incentive plans for directors and officers, in each case entered into in the ordinary course of business and (B) the exercise of warrants existing on the Closing Date and set forth on SCHEDULE 7.1(b)). Such prepayment shall be made within three (3) Business Days after the date of receipt of Net Cash Proceeds of any such transaction. (This provision shall not be deemed to permit the issuance of equity not otherwise permitted pursuant to this Agreement.)

            (iii) ASSET SALE PROCEEDS. No later than one hundred eighty (180) days following the Borrower's or applicable Restricted Subsidiary's receipt thereof, the Borrower shall make mandatory principal prepayments of the Loans in the manner set forth in Section 4.4(b)(vi) below in amounts equal to one hundred percent (100%) of the aggregate Net Cash Proceeds from the sale or other disposition or series of related sales or other dispositions of assets, excluding asset sales and dispositions permitted by Section 11.5(a) through and including Section 11.5(d) (the "ASSET SALE PROCEEDS") by the Borrower or any of its Restricted Subsidiaries which have not been reinvested as of such date in similar replacement assets unless such Asset Sale Proceeds have been committed to be reinvested within such one hundred eighty (180) day period and are thereafter actually reinvested within two hundred seventy (270) days after receipt of such Asset Sale Proceeds. If such Asset Sale Proceeds are not actually reinvested in accordance with the terms of this Section 4.4(b)(iii) by the date which is two hundred seventy (270) days after the receipt thereof, the Borrower shall make a mandatory prepayment in an amount equal to such Asset Sale Proceeds as described above on such date. Notwithstanding any of the foregoing to the contrary, upon and during the continuance of an Event of Default and upon notice from the Administrative Agent, all Asset Sale Proceeds received by the Borrower and its Restricted Subsidiaries shall be applied to make prepayments of the Loans pursuant to Section 4.4(b)(vi), such prepayments to be made within three (3) Business Days after the Borrower's receipt of such Asset Sale Proceeds. (This provision shall not be deemed to permit the disposition of assets not otherwise permitted pursuant to this Agreement.)

            (iv) INSURANCE AND CONDEMNATION PROCEEDS. No later than one hundred eighty (180) days following the date of receipt by the Borrower or any of its Restricted Subsidiaries of any Net Cash Proceeds under any of the insurance policies maintained pursuant to Section 9.3 or from any condemnation proceeding (the "INSURANCE AND CONDEMNATION PROCEEDS") which have not been reinvested as of such date in similar replacement assets, the Borrower shall make mandatory principal prepayments of the Loans in the manner set forth in Section 4.4(b)(vi) below in amounts equal to one hundred percent (100%) of the aggregate amount of such Insurance and Condemnation Proceeds received by the Borrower or any of its Restricted Subsidiaries unless such Insurance and Condemnation Proceeds have been committed to be reinvested within such one hundred eighty (180) day period and are thereafter actually reinvested within two hundred seventy (270) days after receipt of such Insurance and Condemnation Proceeds. If such Insurance and Condemnation Proceeds are not actually reinvested in accordance with the terms of this Section 4.4(b)(iv) by the date which is two hundred seventy (270) days after the receipt thereof, the Borrower shall make a mandatory prepayment in an amount equal to such Insurance and Condemnation Proceeds as described above on such date. Notwithstanding any of the foregoing to the contrary, upon and during the continuance of an Event of Default and upon notice from the Administrative Agent, all Insurance and Condemnation Proceeds received by the Borrower and its Restricted Subsidiaries shall be applied to make prepayments of the Loans, such prepayments to be made within three (3) Business Days after the Borrower's receipt of such Insurance and Condemnation Proceeds.

            (v) EXCESS CASH FLOW. No later than one hundred twenty (120) days after the end of any Fiscal Year during the term of this Agreement, commencing with the Fiscal Year ending March 31, 2005, for which the Total Leverage Ratio exceeds 3.00 to 1.00, the Borrower shall make a mandatory principal repayment of the Loans in an amount equal to fifty percent (50%) of Excess Cash Flow, if any, for such Fiscal Year.

            (vi) NOTICE; MANNER OF PAYMENT. Upon the occurrence of any event triggering the prepayment requirement under Sections 4.4(b)(i) through and including 4.4(b)(v), the Borrower shall promptly deliver a Notice of Prepayment to the Administrative Agent and upon receipt of such notice, the Administrative Agent shall promptly so notify each of the Lenders by telecopier (or by telephone promptly confirmed by telecopier). Each prepayment under this Section 4.4 shall be applied as follows: (A) FIRST to reduce, in inverse order of maturity, the remaining scheduled principal installments of the Term Loans (with respect to any such outstanding Term Loans, PRO RATA on the basis of the original aggregate funded amount thereof among the Initial Term Loans and, if applicable, the Additional Term Loans) pursuant to Section 4.3, and (B) SECOND to the extent of any excess (the "EXCESS PROCEEDS"), to prepay the aggregate outstanding amounts under the Revolving Credit Facility and, to the extent of any prepayments made pursuant to Section 4.4(b)(iii), to permanently reduce the Revolving Credit Commitment; PROVIDED, HOWEVER, that, regardless of whether there are amounts outstanding under the Revolving Credit Facility, each Lender having a Term Loan Commitment shall have the right to refuse its PRO RATA share (based on its respective applicable Term Loan Percentage) of any such mandatory prepayment (excluding prepayments made pursuant to Section 4.4(b)(iii)) at which time the remaining amount shall be applied FIRST, to reduce the Revolving Credit Loans in accordance with the foregoing Section 4.4(b)(vi)(B), and THEN, to the extent of any remaining funds, to the Borrower; PROVIDED that, if at the time of such prepayment there are no outstanding Revolving Credit Loans, the Borrower may (X) elect to have the remaining amount of such mandatory prepayment (if any) applied as an optional prepayment of the Term Loans in accordance with Section 4.4(a) or
     (Y) retain such amount. No prepayment or repayment pursuant to this Section
     4.4 shall affect any of the Borrower's obligations under any Hedging Agreement.

Amounts prepaid under the Term Loans pursuant to this Section 4.4 may not be reborrowed and will constitute a permanent reduction in such Term Loan Commitment. Each prepayment shall be accompanied by any amount required to be paid pursuant to Section 5.11 hereof.

     SECTION 4.5         TERM NOTES. Except as otherwise provided in Section
14.10 (a) - (e), each Lender's Term Loan and the obligation of the Borrower to repay such Term Loan may, at the election of such Lender, be evidenced by a separate Term Note executed by the Borrower payable to the order of such Lender.

     SECTION 4.6         OPTIONAL INCREASE IN TERM LOAN COMMITMENT.

     (a) Subject to the conditions set forth below, the Borrower shall have the option, exercisable on no more than two (2) occasions following the Closing Date until the Term Loan Maturity Date to incur additional indebtedness under this Agreement in the form of an increase of the Term Loan Commitment of up to One Hundred Million ($100,000,000) Dollars. The Borrower, by providing an Increase Notification, may request that additional Term Loans be made on the Additional Term Loan Effective Date pursuant to such increase in the Term Loan Commitment (each such additional Term Loan, an "ADDITIONAL TERM LOAN", and collectively, the "ADDITIONAL TERM LOANS").

     (b) Each Additional Term Loan shall be obtained from existing Lenders, entities that qualify as Eligible Assignees, or from other banks, financial institutions or investment funds, in each case in accordance with this Section
4.6. Participation in any Additional Term Loan shall be offered first to each of the existing Lenders; PROVIDED that each such Lender shall have no obligation to provide any portion of such Additional Term Loans. If the amount of the Additional Term Loans requested by the Borrower shall exceed the commitments which the existing Lenders are willing to provide with respect to such Additional Term Loans, then the Borrower may invite other banks, financial institutions and investment funds which meet the requirements of an Eligible Assignee to join this Agreement as Lenders for the portion of such Additional Term Loans not committed to by existing Lenders (each such other bank, financial institution or investment fund, a "NEW LENDER" and collectively with the existing Lenders providing increased Commitments, the "INCREASE LENDERS"). The Administrative Agent is authorized to enter into, on behalf of the Lenders, any amendment to this Agreement or any other Loan Document as may be necessary to incorporate the terms of any Additional Term Loan herein or therein; PROVIDED that such amendment shall not modify this Agreement or any other Loan Document in any manner materially adverse to any Lender and shall otherwise be in accordance with Section 14.11 hereof.

     (c) The following terms and conditions shall apply to each Additional Term Loan: (i) the Additional Term Loans made under this Section 4.6 shall constitute Obligations of the Borrower and shall be secured and guaranteed with the other Extensions of Credit on a PARI PASSU basis; (ii) any New Lender making Additional Term Loans shall be entitled to the same voting rights as the existing Lenders under the Term Loan Facility and the Additional Term Loans shall receive proceeds of prepayments on the same basis as the Initial Term Loans; (iii) the Borrower shall upon the request of any Lender making an Additional Term Loan, execute such Term Loan Notes as are necessary to reflect such Lender's Additional Term Loans; (iv) the Administrative Agent and the Lenders shall have received from the Borrower updated financial projections and an Officer's Compliance Certificate, in each case in form and substance satisfactory to the Administrative Agent, demonstrating that, after giving effect to any such Additional Term Loan, the Borrower will be in pro forma compliance with the financial covenants set forth in Article X; (v) no Default or Event of Default shall have occurred and be continuing hereunder as of the Additional Term Loan Effective Date or after giving effect to the making of any such Additional Term Loans; (vi) the representations and warranties made by the Borrower and contained in Article VII shall be true and correct on and as of the Additional Term Loan Effective Date with the same effect as if made on and as of such date (other than those representations and warranties that by their terms speak as of a particular date, which representations and warranties shall be true and correct as of such particular date); (vii) the amount of such increase in the Term Loan Commitment and any Additional Term Loans obtained thereunder shall not be less than a minimum principal amount of $10,000,000, or any whole multiple of $5,000,000 in excess thereof; (viii) the Borrower and each such Lender or lender not theretofore a Lender shall execute and deliver to the Administrative Agent, for its acceptance and recording in the Register, a written agreement acknowledged by the Administrative Agent and each Subsidiary Guarantor, in form and substance reasonably satisfactory to the Administrative Agent (an "ADDITIONAL TERM LOAN AGREEMENT"), and (ix) the Administrative Agent shall have received any documents or information, including any joinder agreements, in connection with such increase in the Term Loan Commitment as it may request in its reasonable discretion.

     (d) Upon the execution, delivery, acceptance and recording of the applicable Additional Term Loan Agreement, from and after the applicable Additional Term Loan Effective Date, each Increase Lender shall have a Term Loan Commitment as set forth in the Register and all the rights and obligations of a Lender with such a Term Loan Commitment hereunder. The Increase Lenders shall make the Additional Term Loans to the Borrower on the Additional Term Loan Effective Date in an amount equal to each such Increase Lender's commitment in respect of Additional Term Loans as agreed upon pursuant to subsection (b) above.

     (e) The Administrative Agent shall maintain a copy of each Additional Term Loan Agreement delivered to it in accordance with Section 14.10(d).

     (f) Within five (5) Business Days after receipt of notice, the Borrower shall execute and deliver to the Administrative Agent, in exchange for any surrendered Term Loan Note or Term Loan Notes of any existing Lender or with respect to any Lender not theretofore a Lender, a new Term Loan Note or Term Loan Notes to the order of the applicable Lenders in amounts equal to the Term Loan Commitment of such Lenders as set forth in the Register. Such new Term Loan Note or Term Loan Notes shall be in an aggregate principal amount equal to the aggregate principal amount of such Term Loan Commitments, shall be dated as of the Additional Term Loan Effective Date and shall otherwise be in substantially the form of the existing Term Loan Notes. Each surrendered Term Loan Note and/or Term Loan Notes shall be canceled and returned to the Borrower.

     (g) The Applicable Margin and pricing grid, if applicable, for the Additional Term Loans shall be determined on the applicable Additional Term Loan Effective Date. If the Applicable Margin and pricing grid, if applicable, for such Additional Term Loans at such time exceeds the Applicable Margin or existing pricing grid, as applicable, for the Initial Term Loans as set forth in
Section 5.1(c), then the Applicable Margin and pricing grid, if applicable, for all Term Loans shall be increased to be equal to the Applicable Margin and pricing grid, if applicable, for such Additional Term Loans as determined on the applicable Additional Term Loan Effective Date. Furthermore, if the all-in-yield, after giving effect to any offering of the Additional Term Loans at a discount from par or any fees paid to the Lenders in connection with such Additional Term Loans (the "ALL-IN-YIELD") with respect to the Additional Term Loans, exceeds the All-in-Yield with respect to the Initial Term Loans, then the fees payable by the Borrower with respect to the Initial Term Loans shall be increased to the extent necessary to cause the All-in-Yield with respect to the Initial Term Loans to equal to the All-in-Yield with respect to the Additional Term Loans (the amount of such increase to be determined by the Administrative Agent as of the Additional Term Loan Effective Date). In addition, an amortization schedule shall be prepared by the Administrative Agent in accordance with the terms of Section 4.3(b) to provide for the repayment of the applicable Additional Term Loans.

                                    ARTICLE V

                             GENERAL LOAN PROVISIONS

     SECTION 5.1         INTEREST.

     (a) INTEREST RATE OPTIONS. Subject to the provisions of this Section 5.1, at the election of the Borrower, (i) Revolving Credit Loans and Term Loans shall bear interest at (A) the Base Rate PLUS the Applicable Margin as set forth in Section 5.1(c) or (B) the LIBOR Rate PLUS the Applicable Margin as set forth in Section 5.1(c) (PROVIDED that the LIBOR Rate shall not be available until three (3) Business Days after the Closing Date unless the Borrower has delivered to the Administrative Agent a letter in form and substance satisfactory to the Administrative Agent indemnifying the Lenders in the manner set forth in Section
5.11 of this Agreement) and (ii) any Swingline Loan shall bear interest at the Base Rate PLUS the Applicable Margin as set forth in Section 5.1(c). The Borrower shall select the rate of interest and Interest Period, if any, applicable to any Loan at the time a Notice of Borrowing is given or at the time a Notice of Conversion/Continuation is given pursuant to Section 5.2. Each Loan or portion thereof bearing interest based on the Base Rate shall be a "BASE RATE LOAN", and each Loan or portion thereof bearing interest based on the LIBOR Rate shall be a "LIBOR RATE LOAN." Any Loan or any portion thereof as to which the Borrower has not duly specified an interest rate as provided herein shall be deemed a Base Rate Loan.

     (b) INTEREST PERIODS. In connection with each LIBOR Rate Loan, the Borrower, by giving notice at the times described in Section 5.1(a), shall elect an interest period (each, an "INTEREST PERIOD") to be applicable to such Loan, which Interest Period shall be a period of one (1), two (2), three (3), or six (6) months with respect to each LIBOR Rate Loan; PROVIDED that:

            (i) the Interest Period shall commence on the date of advance of or conversion to any LIBOR Rate Loan and, in the case of immediately successive Interest Periods, each successive Interest Period shall commence on the date on which the immediately preceding Interest Period expires;

            (ii) if any Interest Period would otherwise expire on a day that is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; PROVIDED, that if any Interest Period with respect to a LIBOR Rate Loan would otherwise expire on a day that is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the immediately preceding Business Day;

            (iii) any Interest Period with respect to a LIBOR Rate Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the relevant calendar month at the end of such Interest Period;

            (iv) no Interest Period shall extend beyond the Revolving Credit Maturity Date or the Term Loan Maturity Date, as applicable, and Interest Periods shall be selected by the Borrower so as to permit the Borrower to make mandatory reductions of the Revolving Credit Commitment pursuant to
     Section 2.6(b) and the quarterly principal installment payments pursuant to
     Section 4.3 without payment of any amounts pursuant to Section 5.11; and

            (v) there shall be no more than ten (10) Interest Periods in effect at any time.

            (c)     APPLICABLE MARGIN. The Applicable Margin provided for in
Section 5.1(a) with respect to any Loans (the "APPLICABLE MARGIN") shall be based upon the table set forth below and shall be determined and adjusted (i) quarterly on the date (each a "CALCULATION DATE") ten (10) Business Days after the date by which the Borrower is required to provide an Officer's Compliance Certificate for the most recently ended fiscal quarter of the Borrower and (ii) as provided in Section 4.6(g). The Pricing Level shall be determined by reference to the Total Leverage Ratio as of the last day of the most recently ended fiscal quarter of the Borrower preceding the applicable Calculation Date, PROVIDED, HOWEVER, that (A) the initial Applicable Margin for the Loans shall not be less than Pricing Level II (as shown below) until May 4, 2004 and (B) if the Borrower fails to provide the Officer's Compliance Certificate as required by Article VIII for the most recently ended fiscal quarter of the Borrower preceding the applicable Calculation Date, the Applicable Margin for the Loans from such Calculation Date shall be based on Pricing Level I (as shown below) until such time as an appropriate Officer's Compliance Certificate is provided, at which time the Pricing Level shall be determined by reference to the Total Leverage Ratio as of the last day of the most recently ended fiscal quarter of the Borrower preceding such Calculation Date. The Applicable Margin for the Loans shall be effective from one Calculation Date until the next Calculation Date. Any adjustment in the Applicable Margin shall be applicable to all Extensions of Credit then existing or subsequently made or issued.

PRICING      TOTAL LEVERAGE                  APPLICABLE      APPLICABLE                            APPLICABLE BASE
  LEVEL           RATIO                     LIBOR MARGIN    LIBOR MARGIN    APPLICABLE BASE RATE     RATE MARGIN     COMMITMENT
                                             (REVOLVER)      (TERM LOAN)     MARGIN (REVOLVER)       (TERM LOAN)         FEE
----------------------------------------------------------------------------------------------------------------------------------
    I       GREATER THAN OR EQUAL TO 4.0        2.50%          2.50%             1.25%                  1.25%           0.50%
            to 1.0
    II      GREATER THAN OR EQUAL TO 3.5        2.25%          2.50%             1.00%                  1.25%           0.50%
            to 1.0  but  LESS
            THAN 4.0 to 1.0
   III      GREATER THAN OR EQUAL TO 3.0        2.00%          2.50%             0.75%                  1.25%           0.50%
            to 1.0  but  LESS
            THAN 3.5 to 1.0
    IV      LESS THAN 3.0 to 1.0                1.75%          2.25%             0.50%                  1.00%           .375%

     (d) DEFAULT RATE. Subject to Section 12.3, at the discretion of the Required Lenders, upon the occurrence and during the continuance of an Event of Default, (i) the Borrower shall no longer have the option to request LIBOR Rate Loans or Swingline Loans, (ii) all outstanding LIBOR Rate Loans shall bear interest at a rate per annum of two percent (2%) plus the rate then applicable to LIBOR Rate Loans until the end of the applicable Interest Period and thereafter at a rate equal to two percent (2%) plus the rate then applicable to Base Rate Loans, and (iii) all outstanding Base Rate Loans and other Obligations arising hereunder or under any other Loan Document shall bear interest at a rate per annum equal to two percent (2%) plus the rate then applicable to Base Rate Loans or such other Obligations arising hereunder or under any other Loan Document. Interest shall continue to accrue on the Obligations after the filing by or against the Borrower of any petition seeking any relief in bankruptcy or under any act or law pertaining to insolvency or debtor relief, whether state, federal or foreign.

     (e) INTEREST PAYMENT AND COMPUTATION. Interest on each Base Rate Loan shall be payable in arrears on the last Business Day of each calendar quarter commencing with the quarter ending December 31, 2003; and interest on each LIBOR Rate Loan shall be payable on the last day of each Interest Period applicable thereto, and if such Interest Period extends over three (3) months, at the end of each three (3) month interval during such Interest Period. Interest on LIBOR Rate Loans and all fees payable hereunder shall be computed on the basis of a 360-day year and assessed for the actual number of days elapsed and interest on Base Rate Loans shall be computed on the basis of a 365/66-day year and assessed for the actual number of days elapsed.

     (f) MAXIMUM RATE. In no contingency or event whatsoever shall the aggregate of all amounts deemed interest hereunder or under any of the Obligations charged or collected pursuant to the terms of this Agreement or pursuant to any of the Obligations exceed the highest rate permissible under any Applicable Law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court determines that the Lenders have charged or received interest hereunder in excess of the highest applicable rate, the rate in effect hereunder shall automatically be reduced to the maximum rate permitted by Applicable Law and the Lenders shall at the Administrative Agent's option (i) promptly refund to the Borrower any interest received by the Lenders in excess of the maximum lawful rate or (ii) apply such excess to the principal balance of the Obligations on a PRO RATA basis. It is the intent hereof that the Borrower not pay or contract to pay, and that neither the Administrative Agent nor any Lender receive or contract to receive, directly or indirectly in any manner whatsoever, interest in excess of that which may be paid by the Borrower under Applicable Law.

     SECTION 5.2 NOTICE AND MANNER OF CONVERSION OR CONTINUATION OF LOANS. Provided that no Default or Event of Default has occurred and is then continuing, the Borrower shall have the option to (a) convert at any time following the third Business Day after the Closing Date all or any portion of any outstanding Base Rate Loans (other than Swingline Loans) in a principal amount equal to $5,000,000 or any whole multiple of $100,000 in excess thereof into one or more LIBOR Rate Loans and (b) upon the expiration of any Interest Period, (i) convert all or any part of its outstanding LIBOR Rate Loans in a principal amount equal to $2,500,000 or a whole multiple of $100,000 in excess thereof into Base Rate Loans (other than Swingline Loans) or (ii) continue such LIBOR Rate Loans as LIBOR Rate Loans. Whenever the Borrower desires to convert or continue Loans as provided above, the Borrower shall give the Administrative Agent irrevocable prior written notice substantially in the form attached hereto as EXHIBIT E (a "NOTICE OF CONVERSION/CONTINUATION") not later than 11:00 a.m. (Charlotte time) three (3) Business Days before the day on which a proposed conversion or continuation of such Loan is to be effective specifying (A) the Loans to be converted or continued, and, in the case of any LIBOR Rate Loan to be converted or continued, the last day of the Interest Period therefor, (B) the effective date of such conversion or continuation (which shall be a Business
Day), (C) the principal amount of such Loans to be converted or continued, and
(D) the Interest Period to be applicable to such converted or continued LIBOR Rate Loan. The Administrative Agent shall promptly notify the Lenders of such Notice of Conversion/Continuation by telecopier (or by telephone promptly confirmed by telecopier).

     SECTION 5.3         FEES.

     (a) COMMITMENT FEE. Commencing on the Closing Date, the Borrower shall pay to the Administrative Agent, for the account of the Lenders, a non-refundable commitment fee at a rate per annum determined by reference to the pricing grid set forth in Section 5.1(c) on the average daily unused portion of the Revolving Credit Commitment; PROVIDED, that the amount of outstanding Swingline Loans shall not be considered usage of the Revolving Credit Commitment for the purpose of calculating such commitment fee. The commitment fee shall be payable in arrears on the last Business Day of each calendar quarter during the term of this Agreement with the first payment due on December 31, 2003, and on the Revolving Credit Maturity Date. Such commitment fee shall be promptly distributed by the Administrative Agent to the Lenders PRO RATA in accordance with the Lenders' respective Revolving Credit Commitment Percentages. The commitment fee shall be determined by reference to the Total Leverage Ratio as of the end of the fiscal quarter immediately preceding the delivery of the applicable Officer's Compliance Certificate and adjusted quarterly on the Calculation Date for the most recently ended fiscal quarter of the Borrower, PROVIDED, HOWEVER, that (A) the initial Commitment Fee shall not be less than that set forth in Pricing Level II as shown in the pricing grid set forth in Section 5.1(c) until May 4, 2004 and (B) in the event the Borrower fails to deliver the Officer's Compliance Certificate as required by Article VIII for the most recently ended fiscal quarter of the Borrower preceding the applicable Calculation Date, the commitment fee shall be the highest commitment fee set forth in the above-described pricing grid until the delivery of an appropriate Officer's Compliance Certificate at which time the Commitment Fee shall be determined by reference to the Total Leverage Ratio as of the last day of the most recently ended fiscal quarter of the Borrower preceding such Calculation Date.

     (b) ADMINISTRATIVE AGENT'S AND OTHER FEES. In order to compensate the Administrative Agent for structuring and syndicating the Loans and for its obligations hereunder, the Borrower agrees to pay to the Administrative Agent, for its account, the fees set forth in the separate fee letter agreement executed by the Borrower and the Administrative Agent dated September 12, 2003.

     SECTION 5.4    MANNER OF PAYMENT.

     (a) LOANS AND LETTERS OF CREDIT DENOMINATED IN DOLLARS. Each payment by the Borrower on account of the principal of or interest on any Loan or Letter of Credit denominated in Dollars or of any fee, commission or other amounts (including the Reimbursement Obligation with respect to any Letter of Credit denominated in Dollars) payable to the Lenders under this Agreement or any Note shall be made not later than 1:00 p.m. (Charlotte time) on the date specified for payment under this Agreement to the Administrative Agent at the Administrative Agent's Office for the account of the Lenders (other than as set forth below) PRO RATA in accordance with their respective Revolving Credit Commitment Percentages or applicable Term Loan Percentages, as applicable (except as specified below), in Dollars and in immediately available funds and shall be made without any set-off, counterclaim or deduction whatsoever. Any payment received after such time but before 2:00 p.m. (Charlotte time) on such day shall be deemed a payment on such date for the purposes of Section 12.1, but for all other purposes shall be deemed to have been made on the next succeeding Business Day. Any payment received after 2:00 p.m. (Charlotte time) shall be deemed to have been made on the next succeeding Business Day for all purposes.

     (b) ALTERNATIVE CURRENCY LETTERS OF CREDIT. Each payment by the Borrower on account of any Alternative Currency Letter of Credit (including the Reimbursement Obligation with respect to any Alternative Currency Letter of Credit) shall be made in Dollars not later than 1:00 p.m. (the time of the Issuing Lender's Correspondent) on the date specified for payment under this Agreement to the Administrative Agent's account with the Issuing Lender's Correspondent for the account of the Issuing Lender in immediately available funds, and shall be made without any set-off, counterclaim or deduction whatsoever. Any payment received after such time but before 2:00 p.m. (the time of the Issuing Lender's Correspondent) on such day shall be deemed a payment on such date for the purposes of Section 12.1, but for all other purposes shall be deemed to have been made on the next succeeding Business Day. Any payment received after 2:00 p.m. (the time of the Issuing Lender's Correspondent) shall be deemed to have been made on the next succeeding Business Day for all purposes.

     (c) TREATMENT OF PAYMENTS. Upon receipt by the Administrative Agent of each such payment, the Administrative Agent shall promptly distribute to each Lender at its address for notices set forth herein its PRO RATA share of such payment in accordance with such Lender's Revolving Credit Commitment Percentage or applicable Term Loan Percentage, as applicable (except as specified below), and shall wire advice of the amount of such credit to each Lender. Except as set forth in Section 5.4(b), each payment to the Administrative Agent of the Issuing Lender's fees or L/C Participants' commissions shall be made in like manner, but for the account of the Issuing Lender or the L/C Participants, as the case may be. Each payment to the Administrative Agent of Administrative Agent's fees or expenses shall be made for the account of the Administrative Agent and any amount payable to any Lender under Sections 5.10, 5.11, 5.12, 5.13 or 14.2 shall be promptly paid to the Administrative Agent for the account of the applicable Lender. Subject to Section 5.1(b)(ii) if any payment under this Agreement or any Note shall be specified to be made upon a day which is not a Business Day, it shall be made on the next succeeding day which is a Business Day and such extension of time shall in such case be included in computing any interest if payable along with such payment.

     SECTION 5.5 CREDITING OF PAYMENTS AND PROCEEDS . In the event that the Borrower shall fail to pay any of the Obligations when due and the Obligations have been accelerated pursuant to Section 12.2, all payments received by the Lenders upon the Notes and the other Obligations and all net proceeds from the enforcement of the Obligations shall be applied: (a) first, to all expenses then due and payable by the Borrower hereunder and under the other Loan Documents, (b) then to all indemnity obligations then due and payable by the Borrower hereunder and under the other Loan Documents, (c) then to all Administrative Agent's and Issuing Lender's fees then due and payable, (d) then to all commitment and other fees and commissions then due and payable, (e) then to accrued and unpaid interest on the Loans, accrued and unpaid interest on the Reimbursement Obligation and any payments (including any termination payments and any accrued and unpaid interest thereon) due in respect of a Hedging Agreement with any Lender or the Administrative Agent (which such Hedging Agreement is permitted or required hereunder) (PRO RATA in accordance with all such amounts due), (f) then to the principal amount of the Loans and Reimbursement Obligation (PRO RATA in accordance with all such amounts due) and
(g) then to the cash collateral account described in Section 12.2(b) hereof to the extent of any L/C Obligations then outstanding, in that order.

     SECTION 5.6 ADJUSTMENTS. If any Lender (a "BENEFITED LENDER") shall at any time receive any payment of all or part of the Obligations owing to it, or interest thereon, or if any Lender shall at any time receive any collateral in respect to the Obligations owing to it (whether voluntarily or involuntarily, by set-off or otherwise) (other than as a result of the operation of the proviso to Section 4.4(b)(vi) hereof or pursuant to Sections 5.10, 5.11, 5.12, 5.13 or
14.2 hereof) in a greater proportion than any such payment to and collateral received by any other Lender, if any, in respect of the similar Obligations owing to such other Lender, or interest thereon, such Benefited Lender shall purchase for cash from the other Lenders such portion of each such other Lender's Extensions of Credit, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such Benefited Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders; PROVIDED, that if all or any portion of such excess payment or benefits is thereafter recovered from such Benefited Lender, such purchase shall be rescinded, and the purchase price and benefits returned to the extent of such recovery, but without interest. The Borrower agrees that each Lender so purchasing a portion of another Lender's Extensions of Credit may exercise all rights of payment (including, without limitation, rights of set-off) with respect to such portion as fully as if such Lender were the direct holder of such portion.

     SECTION 5.7 NATURE OF OBLIGATIONS OF LENDERS REGARDING EXTENSIONS OF CREDIT; ASSUMPTION BY THE ADMINISTRATIVE AGENT. The obligations of the Lenders under this Agreement to make the Loans and issue or participate in Letters of Credit are several and are not joint or joint and several. Unless the Administrative Agent shall have received written notice from a Lender prior to a proposed borrowing date that such Lender will not make available to the Administrative Agent such Lender's ratable portion of the amount to be borrowed on such date (which notice shall not release such Lender of its obligations hereunder), the Administrative Agent may assume that such Lender has made such portion available to the Administrative Agent on the proposed borrowing date in accordance with Sections 2.3(b) and 4.2, and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower on such date a corresponding amount. If such amount is made available to the Administrative Agent on a date after such borrowing date, such Lender shall pay to the Administrative Agent on demand an amount, until paid, equal to the product of
(a) the amount not made available by such Lender in accordance with the terms hereof, TIMES (b) the daily average Federal Funds Rate during such period as determined by the Administrative Agent, TIMES (c) a fraction the numerator of which is the number of days that elapse from and including such borrowing date to the date on which such amount not made available by such Lender in accordance with the terms hereof shall have become immediately available to the Administrative Agent and the denominator of which is 360. A certificate of the Administrative Agent with respect to any amounts owing under this Section 5.7 shall be conclusive, absent manifest error. If such Lender's Revolving Credit Commitment Percentage or applicable Term Loan Percentage, as applicable, of such borrowing is not made available to the Administrative Agent by such Lender within three (3) Business Days after such borrowing date, the Administrative Agent shall be entitled to recover such amount made available by the Administrative Agent with interest thereon at the rate per annum applicable to such borrowing hereunder, on demand, from the Borrower. The failure of any Lender to make available its Revolving Credit Commitment Percentage or Term Loan Percentage, as applicable, of any Loan requested by the Borrower shall not relieve it or any other Lender of its obligation, if any, hereunder to make its Revolving Credit Commitment Percentage or Term Loan Percentage, as applicable, of such Loan available on the borrowing date, but no Lender shall be responsible for the failure of any other Lender to make its Revolving Credit

Commitment Percentage or Term Loan Percentage, as applicable, of such Loan available on the borrowing date. Notwithstanding anything set forth herein to the contrary, any Lender that fails to make available its Revolving Credit Commitment Percentage or applicable Term Loan Percentage, as applicable, shall not (a) have any voting or consent rights under or with respect to any Loan Document or (b) constitute a "LENDER" for purposes of the calculation of Required Lenders hereunder for any voting or consent rights under or with respect to any Loan Document; so long as such Lender fails to make available such Revolving Credit Commitment Percentage or applicable Term Loan Percentage. Notwithstanding the foregoing, in no event shall any of the amendments, changes or modifications specifically enumerated in Sections 14.11(a)-(c) be effective with respect to any Lender directly affected thereby that has not consented thereto.

     SECTION 5.8         REDENOMINATION UNDER EMU.

     (a) REDENOMINATION OF LETTERS OF CREDIT. Subject to Section 1.4 hereof, any Letter of Credit to be denominated in the currency of the applicable Participating Member State shall be made in the euro.

     (b) REDENOMINATION OF OBLIGATIONS. Subject to Section 1.4 hereof, any obligation of any party under this Agreement or any other Loan Document which has been denominated in the currency of a Participating Member State shall be redenominated into the euro.

     (c) FURTHER ASSURANCES. The terms and provisions of this Agreement will be subject to such reasonable changes of construction as determined by the Administrative Agent to reflect the implementation of the EMU in any Participating Member State or any market conventions relating to the fixing and/or calculation of interest being changed or replaced and to reflect market practice at that time, and subject thereto, to put the Administrative Agent, the Lenders and the Borrower in the same position, so far as possible, that they would have been if such implementation had not occurred. In connection therewith, the Borrower agrees, at the request of the Administrative Agent, at the time of or at any time following the implementation of the EMU in any Participating Member State or any market conventions relating to the fixing and/or calculation of interest being changed or replaced, to enter into an agreement amending this Agreement in such manner as the Administrative Agent shall reasonably request.

     SECTION 5.9 REGULATORY LIMITATION . In the event, as a result of increases in the value of any Alternative Currency against the Dollar or for any other reason, the obligation of the Issuing Lender to issue Alternative Currency Letters of Credit (taking into account the Dollar Amount of the Obligations and all other indebtedness required to be aggregated under 12 U.S.C.A. Section 84, as amended, the regulations promulgated thereunder and any other Applicable Law) is determined by the Issuing Lender to exceed its then applicable legal lending limit under 12 U.S.C.A. Section 84, as amended, and the regulations promulgated thereunder, or any other Applicable Law, the amount of additional Alternative Currency Letters of Credit the Issuing Lender shall be obligated to issue hereunder shall immediately be reduced to the maximum amount which the Issuing Lender may legally issue (as determined by the Issuing Lender) and, to the extent necessary under such laws and regulations (as determined by the Issuing Lender, with respect to the applicability of such laws and regulations to itself), the Borrower shall reduce, or cause to be reduced, complying to the extent practicable with the remaining provisions hereof, the Obligations outstanding hereunder by an amount sufficient to comply with such maximum amounts.

     SECTION 5.10        CHANGED CIRCUMSTANCES.

     (a) CIRCUMSTANCES AFFECTING LIBOR RATE AVAILABILITY. If with respect to any Interest Period the Administrative Agent or any Lender (after consultation with the Administrative Agent) shall determine that, by reason of circumstances affecting the foreign exchange and interbank markets generally, deposits in eurodollars, in the applicable amounts are not being quoted via the Dow Jones Market Screen 3750 or offered to the Administrative Agent or such Lender for such Interest Period, then the Administrative Agent shall forthwith give notice thereof to the Borrower and the Lenders by telecopier (or by telephone promptly confirmed by telecopier). Thereafter, until the Administrative Agent notifies the Borrower and the Lenders by telecopier (or by telephone promptly confirmed by telecopier) that such circumstances no longer exist, the obligation of the Lenders to make LIBOR Rate Loans and the right of the Borrower to convert any Loan to or continue any Loan as a LIBOR Rate Loan shall be suspended, and the Borrower shall repay in full (or cause to be repaid in full) the then outstanding principal amount of each such LIBOR Rate Loan together with accrued interest thereon, on the last day of the then current Interest Period applicable to such LIBOR Rate Loan or convert the then outstanding principal amount of each such LIBOR Rate Loan to a Base Rate Loan as of the last day of such Interest Period.

     (b) LAWS AFFECTING LIBOR RATE AVAILABILITY. If, after the date hereof, the introduction of, or any change in, any Applicable Law or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any of the Lenders (or any of their respective Lending Offices) with any request or directive (whether or not having the force of law) of any such Governmental Authority, central bank or comparable agency, shall make it unlawful or impossible for any of the Lenders (or any of their respective Lending Offices) to honor their obligations hereunder to make or maintain any LIBOR Rate Loan, such Lender shall promptly give notice thereof to the Administrative Agent and the Administrative Agent shall promptly give notice to the Borrower and the other Lenders by telecopier (or by telephone promptly confirmed by telecopier). Thereafter, until the Administrative Agent notifies the Borrower and the other Lenders by telecopier (or by telephone promptly confirmed by telecopier) that such circumstances no longer exist, (i) the obligations of the Lenders to make LIBOR Rate Loans and the right of the Borrower to convert any Loan to or continue any Loan as a LIBOR Rate Loan shall be suspended and thereafter the Borrower may select only Base Rate Loans hereunder, and (ii) if any of the Lenders may not lawfully continue to maintain a LIBOR Rate Loan to the end of the then current Interest Period applicable thereto as a LIBOR Rate Loan, the applicable LIBOR Rate Loan shall immediately be converted to a Base Rate Loan for the remainder of such Interest Period and the Borrower shall pay any amount required to be paid under Section 5.11 hereof.

     (c) INCREASED COSTS. If, after the date hereof, the introduction of, or any change in, any Applicable Law, or in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any of the Lenders (or any of their respective Lending Offices) with any request or directive (whether or not having the force of law) of such Governmental Authority, central bank or comparable agency:

            (i) shall (except as provided in Section 5.13(e)) subject any of the Lenders (or any of their respective Lending Offices) to any tax, duty or other charge with respect to any Loan, Letter of Credit or Application or shall change the basis of taxation of payments to any of the Lenders (or any of their respective Lending Offices) of the principal of or interest on any Loan, L/C Obligation or any other amounts due under this Agreement in respect thereof (except for changes in the rate of franchise tax or tax on the overall net income of any of the Lenders or any of their respective Lending Offices imposed by the jurisdiction in which such Lender is organized or is or should be qualified to do business or such Lending Office is located); PROVIDED that the Borrower shall not be obligated to pay any amounts pursuant to this Section 5.10(c)(i) to the extent that such amounts are duplicative of any amounts paid by the Borrower pursuant to
     Section 5.13; or

            (ii) shall impose, modify or deem applicable any reserve (including, without limitation, any reserve imposed by the Board of Governors of the Federal Reserve System), special deposit, insurance or capital or similar requirement against assets of, deposits with or for the account of, or credit extended by any of the Lenders (or any of their respective Lending Offices) or shall impose on any of the Lenders (or any of their respective Lending Offices) or the foreign exchange and interbank markets any other condition affecting any Loan;

     and the result of any of the foregoing events described in clause (i) or
     (ii) above is to increase the costs to any of the Lenders of maintaining any LIBOR Rate Loan or issuing or participating in Letters of Credit or to reduce the yield or amount of any sum received or receivable by any of the Lenders under this Agreement or under the Loans in respect of a LIBOR Rate Loan or Letter of Credit or Application, then such Lender shall promptly notify the Administrative Agent, and the Administrative Agent shall promptly notify the Borrower of such fact and demand compensation therefor and, within fifteen (15) days after such notice by the Administrative Agent, the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender or Lenders for such increased cost or reduction. The Administrative Agent, or the applicable Lender (with a copy to the Administrative Agent) will promptly notify the Borrower of any event of which it has knowledge which will entitle such Lender to compensation pursuant to this Section 5.10(c); PROVIDED, that the Administrative Agent shall incur no liability whatsoever to the Lenders or the Borrower in the event it fails to do so. The amount of such compensation shall be determined, in the applicable Lender's sole discretion, based upon the assumption that such Lender funded its Revolving Credit Commitment Percentage or applicable Term Loan Percentage, as applicable, of the LIBOR Rate Loans in the London interbank market and using any reasonable attribution or averaging methods which such Lender deems appropriate and practical. A certificate of such Lender setting forth the basis for determining such amount or amounts necessary to compensate such Lender shall be forwarded to the Borrower through the Administrative Agent and shall be conclusively presumed to be correct save for manifest error.

     (d) EXCHANGE INDEMNIFICATION AND INCREASED COSTS. The Borrower shall, upon demand from the Issuing Lender or L/C Participant, pay to the Issuing Lender or L/C Participant, the amount of (i) any loss or cost or increased cost incurred by the Issuing Lender or L/C Participant, (ii) any reduction in any amount payable to or in the effective return on the capital to the Issuing Lender or L/C Participant, (iii) any interest or any other return foregone by the Issuing Lender as a result of the introduction of, change over to or operation of the euro and (iv) any currency exchange loss, in each case that the Issuing Lender or L/C Participant sustains as a result of the Borrower's or any L/C Participant's repayment in Dollars of any Alternative Currency Letter of Credit. A certificate of the Issuing Lender or L/C Participant setting forth in reasonable detail the basis for determining such additional amount or amounts necessary to compensate the Issuing Lender or such L/C Participant shall be conclusively presumed to be correct save for manifest error.

     SECTION 5.11 INDEMNITY. The Borrower hereby indemnifies each of the Lenders against any loss or expense which may arise or be attributable to each Lender's obtaining, liquidating or employing deposits or other funds acquired to effect, fund or maintain any Loan (a) as a consequence of any failure by the Borrower to make any payment when due of any amount due hereunder in connection with a LIBOR Rate Loan, (b) due to any failure of the Borrower to borrow, continue or convert on a date specified therefor in a Notice of Borrowing or Notice of Continuation/Conversion or (c) due to any payment, prepayment or conversion of any LIBOR Rate Loan on a date other than the last day of the Interest Period therefor. The amount of such loss or expense shall be determined, in the applicable Lender's sole discretion, based upon the assumption that such Lender funded its Revolving Credit Commitment Percentage or applicable Term Loan Percentage, as applicable, of the LIBOR Rate Loans in the London interbank market and using any reasonable attribution or averaging methods which such Lender deems appropriate and practical. A certificate of such Lender setting forth the basis for determining such amount or amounts necessary to compensate such Lender shall be forwarded to the Borrower through the Administrative Agent and shall be conclusively presumed to be correct save for manifest error.

     SECTION 5.12 CAPITAL REQUIREMENTS. If either (a) the introduction of, or any change in, or any change in the interpretation of, any Applicable Law or (b) compliance with any guideline or request from any central bank or comparable agency or other Governmental Authority (whether or not having the force of law), has or would have the effect of reducing the rate of return on the capital of, or has affected or would affect the amount of capital required to be maintained by, any Lender or any corporation controlling such Lender as a consequence of, or with reference to the Commitments and other commitments of this type, below the rate which such Lender or such other corporation could have achieved but for such introduction, change or compliance, then within five (5) Business Days after written demand by any such Lender, the Borrower shall pay to such Lender from time to time as specified by such Lender additional amounts sufficient to compensate such Lender or other corporation for such reduction. A certificate as to such amounts submitted to the Borrower and the Administrative Agent by such Lender, shall, in the absence of manifest error, be presumed to be correct and binding for all purposes.

     SECTION 5.13   TAXES.

     (a) PAYMENTS FREE AND CLEAR. Except as otherwise provided in Section 5.13(e), any and all payments by the Borrower hereunder or under the Loans or in respect of the Letters of Credit shall be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholding, and all liabilities with respect thereto excluding, (i) in the case of each Lender and the Administrative Agent, income and franchise taxes imposed by the jurisdiction under the laws of which such Lender or the Administrative Agent (as the case may be) is organized or is or should be qualified to do business or any political subdivision thereof and (ii) in the case of each Lender, income and franchise taxes imposed by the jurisdiction of such Lender's Lending Office or any political subdivision thereof (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "TAXES"). If the Borrower shall be required by law to deduct or withhold any Taxes from or in respect of any sum payable hereunder or under any Loan or in respect of any Letter of Credit to any Lender or the Administrative Agent, (A) except as otherwise provided in Section 5.13(e), the sum payable shall be increased as may be necessary so that after making all required deductions or withholdings (including deductions or withholdings applicable to additional sums payable under this Section 5.13) such Lender or the Administrative Agent (as the case may be) receives an amount equal to the amount such party would have received had no such deductions or withholdings been made, (B) the Borrower shall make such deductions or withholdings, (C) the Borrower shall pay the full amount deducted to the relevant taxing authority or other authority in accordance with Applicable Law, and (D) the Borrower shall deliver to the Administrative Agent and such Lender evidence of such payment to the relevant taxing authority or other Governmental Authority in the manner provided in Section 5.13(d).

     (b) STAMP AND OTHER TAXES. In addition, the Borrower shall pay any present or future stamp, registration, recordation or documentary taxes or any other similar fees or charges or excise or property taxes, levies of the United States or any state or political subdivision thereof or any applicable foreign jurisdiction which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement, the Loans, the Letters of Credit or the other Loan Documents, or the perfection of any rights or security interest in respect thereof (hereinafter referred to as "OTHER TAXES").

     (c) INDEMNITY. Except as otherwise provided in Section 5.13(e), the Borrower shall indemnify each Lender and the Administrative Agent for the full amount of Taxes and Other Taxes (including, without limitation, any Taxes and Other Taxes imposed by any jurisdiction on amounts payable under this Section 5.13) paid by such Lender or the Administrative Agent (as the case may be) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. Such indemnification shall be made within thirty (30) days from the date such Lender or the Administrative Agent (as the case may be) makes written demand therefor.

     (d) EVIDENCE OF PAYMENT. Within thirty (30) days after the date of any payment of Taxes or Other Taxes, the Borrower shall furnish to the Administrative Agent and the applicable Lender, at its address referred to in
Section 14.1, the original or a certified copy of a receipt evidencing payment thereof or other evidence of payment satisfactory to the Administrative Agent.

         (e) DELIVERY OF TAX FORMS. To the extent required by Applicable Law to reduce or eliminate withholding or payment of taxes, each Lender organized under the laws of any jurisdiction other than the United States or any state thereof (a "FOREIGN LENDER") and the Administrative Agent shall deliver to the Borrower, with a copy to the Administrative Agent, on the Closing Date or concurrently with the delivery of the relevant Assignment and Acceptance, as applicable, (i) two United States Internal Revenue Service Forms W-9, Forms W-8ECI or Forms W-8BEN, as applicable (or successor forms) properly completed and certifying in each case that such Foreign Lender is entitled to a complete exemption from withholding or deduction for or on account of any United States federal income taxes, and (ii) an Internal Revenue Service Form W-8BEN or W-8ECI or successor applicable form, as the case may be, to establish an exemption from United States backup withholding taxes. Each such Foreign Lender further agrees to deliver to the Borrower, with a copy to the Administrative Agent, as applicable, two Form W-9, Form W-8BEN or W-8ECI, or successor applicable forms or manner of certification, as the case may be, on or before the date that any such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Borrower, certifying in the case of a Form W-9, Form W-8BEN or W-8ECI (or successor forms) that such Foreign Lender is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes (unless in any such case an event (including, without limitation, any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders such forms inapplicable or the exemption to which such forms relate unavailable and such Foreign Lender notifies the Borrower and the Administrative Agent that it is not entitled to receive payments without deduction or withholding of United States federal income taxes) and, in the case of a Form W-9, Form W-8BEN or W-8ECI, establishing an exemption from United States backup withholding tax. Notwithstanding anything in any Loan Document to the contrary, the Borrower shall not be required to pay additional amounts to any Lender or the Administrative Agent under this Section 5.13 or Section 5.10(c), (i) if such Foreign Lender or the Administrative Agent fails to comply with the requirements of this Section 5.13(e), other than to the extent (i) that such failure is due to a change in law occurring after the date on which such Foreign Lender or the Administrative Agent became a party to this Agreement or (ii) that such additional amounts are the result of such Foreign Lender's or the Administrative Agent's gross negligence or willful misconduct, as applicable.

     (f) SURVIVAL. Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in this Section 5.13 shall survive the payment in full of the Obligations and the termination of the Commitments until the expiration of the applicable statute of limitations.

     SECTION 5.14        ROUNDING AND OTHER CONSEQUENTIAL CHANGES. Subject to
Section 1.4 hereof, without prejudice and in addition to any method of conversion or rounding prescribed by any EMU Legislation and without prejudice to the respective obligations of the Borrower to the Administrative Agent and the Lenders and the Administrative Agent and the Lenders to the Borrower under or pursuant to this Agreement, except as expressly provided in this Agreement, each provision of this Agreement, including, without limitation, the right to combine currencies to effect a set-off, shall be subject to such reasonable changes of interpretation as the Administrative Agent may from time to time specify to be necessary or appropriate to reflect the introduction of or change over to the euro in Participating Member States.

     SECTION 5.15 SECURITY. The Obligations of the Borrower and the Subsidiary Guaranteed Obligations shall be secured as provided in the Security Documents.

     SECTION 5.16        MITIGATION OBLIGATIONS; REPLACEMENT OF LENDERS.

     (a) If any Lender requests compensation under Section 5.10(c), or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 5.13, then such Lender shall use its reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the reasonable judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 5.10(c) or 5.13, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

     (b) If any Lender requests compensation under Section 5.10(c), or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 5.13, or if any Lender defaults in its obligations to fund Loans hereunder, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, requiresuch Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 14.10), all its interests, rights and obligations under this Agreement (other than any indemnification rights pursuant to Sections 5.10, 5.12, 5.13 or 14.2 for the period prior to such assignment) to an Eligible Assignee that shall assume such obligations (which Eligible Assignee may be another Lender, if a Lender accepts such assignment); PROVIDED that (i) the Borrower shall have received the prior written consent of the Administrative Agent (and, if a Revolving Commitment is being assigned, the Issuing Bank and Swingline Lender), which consent shall not unreasonably be withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and participations in L/C Obligations and Swingline Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts (including, without limitation, any amounts then payable to such Lender under Section 5.10(c) or
Section 5.13 hereof)) and (iii) in the case of any such assignment resulting from a claim for compensation under Section 5.10(c) or payments required to be made pursuant to Section 5.13, such assignment will result in a material reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.

                                   ARTICLE VI

                  CLOSING; CONDITIONS OF CLOSING AND BORROWING

     SECTION 6.1 CLOSING. The closing shall take place at the offices of Kennedy Covington

Lobdell & Hickman, L.L.P. at 10:00 a.m. on November 4, 2003, or on such other place, date and time as the parties hereto shall mutually agree.

     SECTION 6.2 CONDITIONS TO CLOSING AND INITIAL EXTENSIONS OF CREDIT ON THE CLOSING DATE . The obligation of the Lenders to close this Agreement and to make the Loans or issue or participate in the Letters of Credit, if any, to be made or issued on the Closing Date is subject to the satisfaction of each of the following conditions:

     (a) EXECUTED LOAN DOCUMENTS. This Agreement, the Revolving Credit Notes, the Term Notes, the Swingline Note, and the Security Documents, together with any other applicable Loan Documents, shall have been duly authorized, executed and delivered to the Administrative Agent by the Administrative Agent, on behalf of itself and certain other Lenders, the Borrower and its Subsidiaries party thereto, and the other parties thereto, shall be in full force and effect and no Default or Event of Default shall exist, and the Borrower shall have delivered original counterparts thereof to the Administrative Agent.

     (b)    CLOSING CERTIFICATES; ETC.

            (i) OFFICER'S CERTIFICATE OF THE BORROWER. The Administrative Agent shall have received a certificate from a Responsible Officer, in form and substance satisfactory to the Administrative Agent, to the effect that all representations and warranties contained in this Agreement and the other Loan Documents are true, correct and complete; that the Borrower and its Subsidiaries are not in violation of any of the covenants contained in this Agreement and the other Loan Documents; that, after giving effect to the transactions contemplated by this Agreement, no Default or Event of Default has occurred and is continuing; and that the Borrower has satisfied each of the closing conditions.

            (ii) CERTIFICATE OF SECRETARY OF THE BORROWER AND SUBSIDIARY GUARANTORS. The Administrative Agent shall have received a certificate of the secretary or assistant secretary of each of the Borrower and the Subsidiary Guarantors certifying as to the incumbency and genuineness of the signature of each officer of the Borrower or such Subsidiary Guarantor executing the Loan Documents to which it is a party and certifying that attached thereto is a true, correct and complete copy of (A) the certificate of limited partnership, articles of incorporation or other organizational document of the Borrower or such Subsidiary Guarantor and all amendments thereto, certified as of a recent date by the appropriate Governmental Authority in its jurisdiction of incorporation, (B) the bylaws, partnership agreement, operating agreement or other operative document of the Borrower or such Subsidiary Guarantor as in effect on the date of such certifications, (C) resolutions duly adopted by the Board of Directors, partners or members of the Borrower or such Subsidiary Guarantor authorizing the borrowings and other credit extensions contemplated hereunder and the execution, delivery and performance of this Agreement and the other Loan Documents to which it is a party, and (D) each certificate required to be delivered pursuant to Section 6.2(b)(iii).

            (iii) CERTIFICATES OF GOOD STANDING. The Administrative Agent shall have received certificates as of a recent date of the good standing of the Borrower and each Subsidiary Guarantor under the laws of its jurisdiction of organization and, to the extent requested by the Administrative Agent in its reasonable judgment, each other jurisdiction where the Borrower and each Subsidiary Guarantor is qualified to do business and a certificate of the relevant taxing authorities of such jurisdictions certifying that such Person has filed required tax returns and owes no delinquent taxes.

            (iv) OPINIONS OF COUNSEL. The Administrative Agent shall have received favorable opinions of counsel to the Borrower and Subsidiary Guarantors addressed to the Administrative Agent and the Lenders with respect to the Borrower and Subsidiary Guarantors, the Loan Documents and such other matters as the Administrative Agent shall reasonably request (including, without limitation, the enforceability of the Senior Subordinated Notes).

            (v) TAX FORMS. The Administrative Agent shall have received copies of the United States Internal Revenue Service forms required by
     Section 5.13(e) hereof.

     (c)    COLLATERAL.

            (i) FILINGS AND RECORDINGS. All filings and recordations that are necessary to perfect the security interests of the Lenders in the collateral described in the Security Documents shall have been received by the Administrative Agent and the Administrative Agent shall have received evidence satisfactory to the Administrative Agent that upon such filings and recordations such security interests constitute valid and perfected first priority Liens therein.

            (ii) PLEDGED COLLATERAL. The Administrative Agent shall have received (A) original stock certificates or other certificates evidencing the capital stock or other ownership interests pledged pursuant to the Collateral Agreement or the Pledge Agreements together with an undated stock power for each such certificate duly executed in blank by the registered owner thereof and (B) each original promissory note pledged pursuant to the Collateral Agreement or any Pledge Agreement together with an endorsement for each such promissory note duly executed in blank by the holder thereof.

            (iii) LIEN SEARCH. The Administrative Agent shall have received the results of a Lien search (including a search as to judgments and tax matters) made against the Borrower and its Restricted Subsidiaries under the Uniform Commercial Code as in effect in any state in which any of its assets are located, to the extent requested by the Administrative Agent, indicating among other things that its assets are free and clear of any Lien except for Liens permitted hereunder.

            (iv) HAZARD AND LIABILITY INSURANCE. The Administrative Agent shall have received certificates of insurance, evidence of payment of all insurance premiums for the current policy year of each, and, if requested by the Administrative Agent, copies (certified by a Responsible Officer) of insurance policies in the form required under the Security Documents and otherwise in form and substance reasonably satisfactory to the Administrative Agent.

     (d)    CONSENTS; DEFAULTS.

            (i) GOVERNMENTAL AND THIRD PARTY APPROVALS. The Borrower shall have obtained all necessary approvals, authorizations and consents of any Person and of all Governmental Authorities and courts having jurisdiction with respect to the transactions contemplated by the Transaction Documents.

            (ii) NO INJUNCTION, ETC. No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any Governmental Authority to enjoin, restrain, or prohibit, or to obtain substantial damages in respect of, or which is related to or arises out of (a) the Transaction Documents or the consummation of the transactions contemplated thereby, which, in the Administrative Agent's sole discretion, would make it inadvisable to consummate the transactions contemplated by this Agreement and such other Loan Documents or (b) the IDT Merger, which prohibits or imposes materially adverse conditions upon, or makes it economically unfeasible to consummate, the transactions contemplated by this Agreement and such other Loan Documents.

            (iii) NO EVENT OF DEFAULT. No Default or Event of Default shall have occurred and be continuing.

     (e)    FINANCIAL MATTERS.

            (i) FINANCIAL STATEMENTS. The Administrative Agent shall have received unaudited pro forma Consolidated financial statements for (A) the three-month period ended June 30, 2003, for the Borrower and its Subsidiaries and (B) the six-month period ended June 30, 2003 for IDT and its Subsidiaries, all in substance satisfactory to the Administrative Agent and in the form of Form 10-Q filed by the Borrower and IDT, respectively, with the Securities and Exchange Commission.

            (ii) CLOSING BALANCE SHEET AND INCOME STATEMENT. The Administrative Agent shall have received a consolidating PRO FORMA closing balance sheet and income statement of the Borrower and its Subsidiaries, for the period ended June 30, 2003 after giving effect to the transactions contemplated by the Transaction Documents. Such PRO FORMA closing balance sheet and income statement (A) shall be in form and substance satisfactory to the Administrative Agent and prepared in accordance with GAAP and (B) shall not be materially different from the projections previously delivered to the Administrative Agent.

            (iii) NO MATERIAL ADVERSE CHANGE. There shall have occurred no material adverse change in the business, properties, prospects, operations or condition (financial or otherwise) of (A) the Borrower and its Subsidiaries, taken as a whole since March 31, 2003, or (B) IDT and its Subsidiaries, taken as a whole since December 31, 2002.

            (iv) FINANCIAL CONDITION CERTIFICATE. The Borrower shall have delivered to the Administrative Agent a certificate, in form and substance satisfactory to the Administrative Agent, and certified as accurate by a Responsible Officer, that (A) after giving effect to the transactions contemplated by the Transaction Documents, the Borrower and its Restricted Subsidiaries taken as a whole are Solvent, (B) after giving effect to the transactions contemplated by the Transaction Documents, the payables of the Borrower and its Restricted Subsidiaries are not past due beyond customary trade terms, (C) attached thereto are calculations evidencing compliance with the covenants contained in Article X hereof determined on a PRO FORMA basis, as of the Closing Date and after giving effect to the transactions contemplated by the Transaction Documents and the initial Extensions of Credit under the Loan Documents, (D) the financial projections previously delivered to the Administrative Agent represent the good faith estimates (utilizing assumptions believed by the Borrower's management to be reasonable) of the financial condition and operations of the Borrower and its Restricted Subsidiaries and (E) attached thereto is a calculation of the Applicable Margin pursuant to Section 5.1(c).

            (v) FINANCIAL PROJECTIONS. The Administrative Agent shall have received management approved seven (7) year projected financial statements of the Borrower and its Subsidiaries.

            (vi) PAYMENT AT CLOSING; FEE LETTERS. The Borrower shall have paid to the Administrative Agent and the Lenders the fees set forth or referenced in Section 5.3 and any other accrued and unpaid fees or commissions due hereunder (including, without limitation, legal fees and expenses) and to any other Person such amount as may be due thereto in connection with the transactions contemplated hereby, including all taxes, fees and other charges in connection with the execution, delivery, recording, filing and registration of any of the Loan Documents.

     (f)    IDT MERGER.

            (i) IDT MERGER DOCUMENTS. The Administrative Agent shall have received the IDT Merger Documents and such IDT Merger Documents shall be in form and substance reasonably satisfactory to the Administrative Agent and the Syndication Agent (including, but not limited to, a total purchase price not to exceed $575 million and a cash purchase price not to exceed $463 million).

            (ii) CONDITIONS TO THE IDT MERGER. All conditions to the IDT Merger shall be satisfied or waived (any such waiver to be with the consent of the Administrative Agent and the Syndication Agent, not to be unreasonably withheld) on or before the Closing Date such that the IDT Merger shall occur contemporaneously with the initial funding under this Agreement on the Closing Date.

            (iii) GOVERNMENTAL AND THIRD PARTY APPROVALS. The Administrative Agent shall have received evidence satisfactory thereto that all governmental, shareholder and third party consents and approvals necessary in connection with the IDT Merger (including, without limitation, approvals required under the Hart Scott Rodino Antitrust Improvements Act of 1976, as amended), shall have been obtained and remain in effect.

            (iv) TAX, ACCOUNTING, CORPORATE AND CAPITAL STRUCTURE. The Administrative Agent shall be satisfied that the proposed tax and accounting treatment of the IDT Merger and the proposed corporate and capital structure of the Borrower and its Subsidiaries (including IDT and its Subsidiaries, if any) after giving effect to the transactions contemplated by the Transaction Documents, (A) does not differ materially from the treatment and structure previously disclosed in writing by the Borrower to the Administrative Agent or (B) is otherwise reasonably satisfactory to the Administrative Agent.

            (v) JOINDER OF IDT AND ITS SUBSIDIARIES. The Administrative Agent shall have received (A) a duly executed joinder agreement in form and substance reasonably satisfactory to the Administrative Agent joining IDT and each Domestic Subsidiary of IDT (to the extent such Subsidiary is a Restricted Subsidiary) to the Subsidiary Guaranty Agreement, the Collateral Agreement and any other applicable Security Documents, (B) updated Schedules 7.1(a) and 7.1(b) reflecting the creation or acquisition of each Subsidiary of IDT, (C) favorable legal opinions covering such matters consistent with opinions for this Agreement and addressed to the Administrative Agent and Lenders in form and substance reasonably satisfactory thereto with respect to such joinder agreement, (D) original stock or other certificates and stock or other transfer powers evidencing the ownership interests of the Borrower or such Restricted Subsidiary, as applicable, in IDT or such Subsidiary of IDT, and (E) any other documents and certificates as may be reasonably requested by the Administrative Agent.

            (vi) OTHER DOCUMENTS. The Administrative Agent shall have received copies of all other documents, certificates and instruments reasonably requested thereby, with respect to the transactions contemplated by the IDT Merger, and each such document, certificate and instrument shall be in form and substance reasonably satisfactory to the Administrative Agent.

     (g)    SENIOR SUBORDINATED NOTES.

            (i) SENIOR SUBORDINATED NOTE DOCUMENTS. The Administrative Agent shall have received the Senior Subordinated Note Documents and such Senior Subordinated Note Documents shall be in form and substance reasonably satisfactory to the Administrative Agent and the Syndication Agent.

            (ii) SENIOR SUBORDINATED NOTE ISSUANCE. The Borrower shall have received, on or prior to the Closing Date, net cash proceeds from the issuance of the Senior Subordinated Notes in an aggregate amount of $350,000,000 (collectively, the "SENIOR SUBORDINATED NOTE ISSUANCE"), such Senior Subordinated Note Issuance to be on terms and conditions reasonably satisfactory to the Administrative Agent.

            (iii) OTHER DOCUMENTS. The Administrative Agent shall have received copies of all other documents, certificates and instruments reasonably requested thereby, with respect to the transactions contemplated by the Senior Subordinated Note Documents, and each such document, certificate and instrument shall be in form and substance reasonably satisfactory to the Administrative Agent.

     (h) REPAYMENT OF CERTAIN AMOUNTS OUTSTANDING UNDER EXISTING CREDIT AGREEMENT. On the Closing Date, (i) all outstanding loans under the Existing Credit Agreement (the "EXISTING LOANS") made by any Existing Lender which is not a Lender hereunder shall be repaid in full and the commitments and other obligations and rights (except as expressly set forth in the Existing Credit Agreement) of such Existing Lender shall be terminated, (ii) all outstanding Existing Loans not being repaid under clause (i) above shall be deemed Revolving Credit Loans or Term Loans, as applicable, hereunder and the Administrative Agent shall make such transfers of funds as are necessary in order that the outstanding balance of such Revolving Credit Loans or Term Loans, as applicable, together with any Revolving Credit Loans and any Term Loans funded on the Closing Date, are in accordance with the Revolving Credit Commitment Percentages or Term Loan Percentages, as applicable, of the Lenders hereunder, (iii) there shall have been paid in cash in full all accrued but unpaid interest due on the Existing Loans to the Closing Date, (iv) there shall have been paid in cash in full all accrued but unpaid fees under the Existing Credit Agreement due to the Closing Date and all other amounts, costs and expenses then owing to any of the Existing Lenders and/or Wachovia, as administrative agent under the Existing Credit Agreement, (v) all outstanding Letters of Credit under the Existing Credit Agreement shall be Letters of Credit hereunder and (vi) all outstanding promissory notes issued by the Borrower to the Existing Lenders under the Existing Credit Agreement shall be promptly returned to the Administrative Agent which shall forward such notes to the Borrower for cancellation.

     (i) OTHER EXISTING DEBT. All Debt except (i) Debt of the Borrower under the Existing Credit Agreement permitted pursuant to Section 6.2(h) above, and
(ii) other existing Debt of the Borrower not exceeding $8,000,000 in the aggregate, shall have been repaid in connection with the closing of transactions contemplated by the Transaction Documents and all Liens securing such other existing Debt shall have been terminated.

     (j) TRANSACTION DOCUMENTS. The transactions described in the Transaction Documents, including, without limitation, the Borrower's issuance of at least $112,000,000 of certain preferred and common equity securities, shall have been consummated in accordance with all requirements of Applicable Law for an aggregate consideration not exceeding $809,600,000 and no material provision of the any of the Transaction Documents (other than the Loan Documents, which may be amended, waived or modified only as provided in Section 14.11) shall have been amended, waived or otherwise modified without the prior written consent of the Administrative Agent (which consent shall not be unreasonably withheld or delayed).

     (k)    MISCELLANEOUS.

            (i) NOTICE OF BORROWING. The Administrative Agent shall have received a Notice of Borrowing, as applicable, from the Borrower in accordance with Section 2.3(a) and Section 4.2, and a Notice of Account Designation specifying the account or accounts to which the proceeds of any Loans made after the Closing Date are to be disbursed.

            (ii) OTHER DOCUMENTS. All opinions, certificates and other instruments and all proceedings in connection with the transactions contemplated by this Agreement shall be in form and substance reasonably satisfactory to the Administrative Agent. The Administrative Agent shall have received copies of all other documents, certificates and instruments reasonably requested thereby, with respect to the transactions contemplated by this Agreement, the IDT Merger or the Senior Subordinated Note Issuance.

     SECTION 6.3 CONDITIONS TO ALL EXTENSIONS OF CREDIT . The obligations of the Lenders to make any Extensions of Credit (including the initial Extension of Credit), or convert or continue any Loan and/or the Issuing Lender to issue or extend any Letter of Credit are subject to the satisfaction or waiver in accordance with Section 14.11 of the following conditions precedent on the relevant borrowing, continuation, conversion, issuance or extension date:

     (a) CONTINUATION OF REPRESENTATIONS AND WARRANTIES. The representations and warranties contained in Article VII and in the other Loan Documents shall be true and correct on and as of such borrowing or issuance date or such date of continuation or conversion with the same effect as if made on and as of such date; except for any representation and warranty made as of an earlier date, which representation and warranty shall remain true and correct as of such earlier date.

     (b) NO EXISTING DEFAULT. No Default or Event of Default shall have occurred and be continuing (i) on the borrowing date with respect to such Loan or after giving effect to the Loans to be made on such date or (ii) on the issue date with respect to such Letter of Credit or after giving effect to the issuance of such Letter of Credit on such date or on such continuation or conversion date after giving effect to such continuation or conversion.

     (c) NOTICES. The Administrative Agent shall have received a Notice of Borrowing or Notice of Conversion/Continuation, as applicable, from the Borrower in accordance with Section 2.3(a) and Section 4.2.

     (d) ADDITIONAL DOCUMENTS. The Administrative Agent shall have received each additional document, instrument, legal opinion or other item reasonably requested by it.

                                   ARTICLE VII

                 REPRESENTATIONS AND WARRANTIES OF THE BORROWER

     SECTION 7.1 REPRESENTATIONS AND WARRANTIES . To induce the Administrative Agent and Lenders to enter into this Agreement and to induce the Lenders to make Extensions of Credit, the Borrower hereby represents and warrants to the Administrative Agent and Lenders both before and after giving effect to the transactions contemplated hereunder that:

     (a) ORGANIZATION; POWER; QUALIFICATION. Each of the Borrower and its Restricted Subsidiaries (i) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation and (ii) except to the extent as could not reasonably be expected to have a Material Adverse Effect, has the power and authority to own its properties and to carry on its business as now being and hereafter proposed to be conducted and is duly qualified and authorized to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification and authorization. The jurisdictions in which the Borrower and its Restricted Subsidiaries are organized and qualified to do business as of the Closing Date are described on SCHEDULE 7.1(a).

     (b) OWNERSHIP. Each Subsidiary of the Borrower as of the Closing Date is listed on SCHEDULE 7.1(b). As of the Closing Date, the capitalization of the Borrower and its Subsidiaries consists of the number of shares, authorized, issued and outstanding, of such classes and series, with or without par value, described on SCHEDULE 7.1(b). All outstanding shares have been duly authorized and validly issued and are fully paid and nonassessable, with no personal liability attaching to the ownership thereof, and not subject to any preemptive or similar rights. The shareholders of the Subsidiaries of the Borrower and the number of shares owned by each as of the Closing Date are described on SCHEDULE 7.1(b). As of the Closing Date, there are no outstanding stock purchase warrants, subscriptions, options, securities, instruments or other rights of any type or nature whatsoever, which are convertible into, exchangeable for or otherwise provide for or permit the issuance of capital stock of the Borrower or its Restricted Subsidiaries, except as described on SCHEDULE 7.1(b).

     (c) AUTHORIZATION OF AGREEMENT, LOAN DOCUMENTS AND BORROWING. Each of the Borrower and its Restricted Subsidiaries has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Agreement and each of the other Loan Documents to which it is a party in accordance with their respective terms, in the case of the Borrower, the Extensions of Credit hereunder, and the transactions contemplated hereby. This Agreement and each of the other Loan Documents have been duly executed and delivered by the duly authorized officers of the Borrower and each of its Restricted Subsidiaries party thereto, and each such document constitutes the legal, valid and binding obligation of the Borrower or its Restricted Subsidiary party thereto, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors' rights in general and the availability of equitable remedies.

     (d) COMPLIANCE OF AGREEMENT, LOAN DOCUMENTS AND BORROWING WITH LAWS, ETC. The execution, delivery and performance by the Borrower and its Restricted Subsidiaries of the Loan Documents to which each such Person is a party, in accordance with their respective terms, the Extensions of Credit hereunder and the transactions contemplated hereby do not and will not, by the passage of time, the giving of notice or otherwise, (i) require any Governmental Approval or violate any Applicable Law relating to the Borrower or any of its Restricted Subsidiaries, (ii) conflict with, result in a breach of or constitute a default under the articles of incorporation, bylaws or other organizational documents of the Borrower or any of its Restricted Subsidiaries or any indenture, agreement or other instrument to which such Person is a party or by which any of its properties may be bound or any Governmental Approval relating to such Person,
(iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by such Person other than Liens arising under the Loan Documents or (iv) require any consent or authorization of, filing with, or other act in respect of, an arbitrator or Governmental Authority and no consent of any other Person is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement.

     (e) COMPLIANCE WITH LAW; GOVERNMENTAL APPROVALS. Except where the failure to do so could not reasonably be expected to create a Material Adverse Effect, each of the Borrower and its Restricted Subsidiaries (i) has all Governmental Approvals required by any Applicable Law for it to conduct its business, each of which is in full force and effect, is final and not subject to review on appeal and is not the subject of any pending or, to the best of its knowledge, threatened attack by direct or collateral proceeding, (ii) is in compliance with each Governmental Approval applicable to it and in compliance with all other Applicable Laws relating to it or any of its respective properties and (iii) has timely filed all material reports, documents and other materials required to be filed by it under all Applicable Laws with any Governmental Authority and has retained all material records and documents required to be retained by it under Applicable Law.

     (f) TAX RETURNS AND PAYMENTS. Each of the Borrower and its Restricted Subsidiaries has duly filed or caused to be filed all federal, state, local and other tax returns required by Applicable Law to be filed, and has paid, or made adequate provision for the payment of, all federal, state, local and other taxes, assessments and governmental charges or levies upon it and its property, income, profits and assets which are due and payable, except (a) any taxes that are being contested in good faith by appropriate proceedings and for which the Borrower or such Restricted Subsidiary, as applicable, has set aside on its books adequate reserves in conformity with GAAP or (b) to the extent that the failure to do so could not reasonably be expected to result in a Material Adverse Effect. Such returns accurately reflect in all material respects all liability for taxes of the Borrower and its Subsidiaries for the periods covered thereby. There is no ongoing audit or examination or, to the knowledge of the Borrower, other investigation by any Governmental Authority of the tax liability of the Borrower and its Restricted Subsidiaries. No Governmental Authority has asserted any Lien or other claim against the Borrower or any Restricted Subsidiary thereof with respect to unpaid taxes which has not been discharged or resolved other than Liens for taxes not yet due and payable. The charges, accruals and reserves on the books of the Borrower and any of its Subsidiaries in respect of federal, state, local and other taxes for all Fiscal Years and portions thereof for all open years of the Borrower and any of its Restricted Subsidiaries are in the judgment of the Borrower adequate, and the Borrower does not anticipate any additional material taxes or assessments for any of such years. The Borrower does not intend to treat the Loans and/or Letters of Credit as being a "reportable transaction" (within the meaning of Treasury Regulation
Section 1.6011-4). In the event that the Borrower determines to take any action inconsistent with such intention, it will promptly notify the Administrative Agent thereof. If the Borrower so notifies the Administrative Agent, the Borrower acknowledges that one or more of the Lenders may treat its Loans and/or Letters of Credit as part of a transaction that is subject to Treasury Regulation Section 1.6011-4 or Section 301.6112-1, and the Administrative Agent and such Lender or Lenders, as applicable, may file such forms or maintain such lists and other records as they may determine is required by such Treasury Regulations.

     (g) INTELLECTUAL PROPERTY MATTERS. Except where the failure to do so could not reasonably be expected to create a Material Adverse Effect, each of the Borrower and its Restricted Subsidiaries owns or possesses rights to use all franchises, licenses, copyright registrations, copyright applications, issued patents, patent applications, trademarks, trademark applications, trademark registrations, trademark rights, service marks, service mark applications, service mark rights, trade names, trade name rights, copyrights and rights with respect to the foregoing which are required to conduct its business. To the knowledge of the Borrower and its Restricted Subsidiaries, no event has occurred which permits, or after notice or lapse of time or both would permit, the revocation or termination of any such rights (except for the expiration of patents in the ordinary course), and neither the Borrower nor any Restricted Subsidiary thereof is liable to any Person for infringement under Applicable Law with respect to any such rights as a result of its business operations except to the extent any such revocation, termination, or infringement could not reasonably be expected to have a Material Adverse Effect.

     (h) ENVIRONMENTAL MATTERS. Except for any such matter that could not reasonably be expected to create a Material Adverse Effect,

            (i) The properties presently owned, leased or operated by the Borrower and its Restricted Subsidiaries do not contain, and to their knowledge have not previously contained, any Hazardous Materials in amounts or concentrations which (A) constitute or constituted a violation of applicable Environmental Laws or (B) could reasonably be expected to give rise to liability under applicable Environmental Laws;

            (ii) The Borrower, each Restricted Subsidiary and such properties and all operations conducted in connection therewith are in compliance, and have been in compliance, with all applicable Environmental Laws, and there is no contamination at, under or about such properties or such operations which could interfere with the continued operation of such properties;

            (iii) Neither the Borrower nor any Restricted Subsidiary thereof has received any notice of violation, alleged violation, non-compliance, liability or potential liability regarding environmental matters, Hazardous Materials, or compliance with Environmental Laws, nor does the Borrower or any Restricted Subsidiary thereof have knowledge or reason to believe that any such notice will be received or is being threatened;

            (iv) Hazardous Materials have not been transported or disposed of to or from the properties owned, leased or operated by the Borrower and its Restricted Subsidiaries in violation of, or in a manner or to a location which could reasonably be expected to give rise to liability under, Environmental Laws, nor have any Hazardous Materials been generated, treated, stored or disposed of at, on or under any of such properties in violation of, or in a manner that could give rise to liability under, any applicable Environmental Laws; and

     (v) No judicial proceedings or governmental or administrative action is pending under any Environmental Law to which the Borrower or any Restricted Subsidiary thereof has been named as a potentially responsible party with respect to such properties or operations conducted in connection therewith, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to Borrower or any Restricted Subsidiary.

(i)  ERISA.

     (i) As of the Closing Date, neither the Borrower nor any ERISA Affiliate maintains or contributes to, or has any obligation under, any Employee Benefit Plans other than those identified on SCHEDULE 7.1(i);

     (ii) The Borrower and each ERISA Affiliate is in material compliance with all applicable provisions of ERISA and the regulations and published interpretations thereunder with respect to all Employee Benefit Plans except for any required amendments for which the remedial amendment period as defined in
Section 401(b) of the Code has not yet expired and except where a failure to so comply could not reasonably be expected to have a Material Adverse Effect. Each Employee Benefit Plan that is intended to be qualified under Section 401(a) of the Code has been determined by the Internal Revenue Service to be so qualified, and each trust related to such plan has been determined to be exempt under
Section 501(a) of the Code except for such plans that have not yet received determination letters but for which the remedial amendment period for submitting a determination letter has not yet expired. No liability has been incurred by the Borrower or any ERISA Affiliate which remains unsatisfied for any taxes or penalties with respect to any Employee Benefit Plan or any Multiemployer Plan except for a liability that could not reasonably be expected to have a Material Adverse Effect;

     (iii) Except for any such matter that could not reasonably be expected to create a Material Adverse Effect, as of the Closing Date, no Pension Plan has been terminated, nor has any accumulated funding deficiency (as defined in Section 412 of the Code) been incurred (without regard to any waiver granted under Section 412 of the Code), nor has any funding waiver from the Internal Revenue Service been received or requested with respect to any Pension Plan, nor has the Borrower or any ERISA Affiliate failed to make any contributions or to pay any amounts due and owing as required by Section 412 of the Code, Section 302 of ERISA or the terms of any Pension Plan prior to the due dates of such contributions under Section 412 of the Code or Section 302 of ERISA, nor has there been any event requiring any disclosure under Section 4041(c)(3)(C) or 4063(a) of ERISA with respect to any Pension Plan;

     (iv) Except where the failure of any of the following representations to be correct in all material respects could not reasonably be expected to have a Material Adverse Effect, neither the Borrower nor any ERISA Affiliate has: (A) engaged in a nonexempt prohibited transaction described in Section 406 of ERISA or Section 4975 of the Code, (B) incurred any liability to the PBGC which remains outstanding other than the payment of premiums and there are no premium payments which are due and unpaid, (C) failed to make a required contribution or payment to a Multiemployer Plan, or (D) failed to make a required installment or other required payment under Section 412 of the Code;

     (v) No Termination Event has occurred or is reasonably expected to occur; and

     (vi) Except where the failure of any of the following representations to be correct in all material respects could not reasonably be expected to have a Material Adverse Effect, no proceeding, claim (other than a benefits claim in the ordinary course of business), lawsuit and/or investigation is existing or, to the best knowledge of the Borrower after due inquiry, threatened concerning or involving any (A) employee welfare benefit plan (as defined in Section 3(1) of ERISA) currently maintained or contributed to by the Borrower or any ERISA Affiliate, (B) Pension Plan or (C) Multiemployer Plan.

     (j) MARGIN STOCK. Neither the Borrower nor any Restricted Subsidiary thereof is engaged principally or as one of its activities in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin stock" (as each such term is defined or used, directly or indirectly, in Regulation U of the Board of Governors of the Federal Reserve System). No part of the proceeds of any of the Loans or Letters of Credit will be used for purchasing or carrying margin stock in violation of, or for any other purpose which violates, or which would be inconsistent with, the provisions of Regulation T, U or X of such Board of Governors.

     (k) GOVERNMENT REGULATION. Neither the Borrower nor any Restricted Subsidiary thereof is an "investment company" or a company "controlled" by an "investment company" (as each such term is defined or used in the Investment Company Act of 1940, as amended) and neither the Borrower nor any Restricted Subsidiary thereof is, or after giving effect to any Extension of Credit will be, subject to regulation under the Public Utility Holding Company Act of 1935 or the Interstate Commerce Act, each as amended, or any other Applicable Law which limits its ability to incur or consummate the transactions contemplated hereby.

     (l) MATERIAL CONTRACTS. Each Material Contract of the Borrower and each Restricted Subsidiary in effect as of the Closing Date is, and after giving effect to the consummation of the transactions contemplated by the Loan Documents will be, in full force and effect in accordance with the terms thereof except as could not reasonably be expected to have a Material Adverse Effect. Neither the Borrower nor any Restricted Subsidiary (nor, to the knowledge of the Borrower, any other party thereto) is in breach of or in default under any Material Contract which could reasonably be expected to have a Material Adverse Effect.

     (m) EMPLOYEE RELATIONS. Neither the Borrower nor any of its Restricted Subsidiaries is, as of the Closing Date, party to any collective bargaining agreement nor has any labor union been recognized as the representative of its employees except as set forth on SCHEDULE 7.1(m). The Borrower knows of no pending, threatened or contemplated strikes, work stoppage or other collective labor disputes involving its employees or those of its Restricted Subsidiaries.

     (n) BURDENSOME PROVISIONS. Neither the Borrower nor any Restricted Subsidiary thereof is a party to any indenture, agreement, lease or other instrument, or subject to any corporate or partnership restriction, Governmental Approval or Applicable Law which is so unusual or burdensome as in the foreseeable future could be reasonably expected to have a Material Adverse Effect. The Borrower and its Restricted Subsidiaries do not presently anticipate that future expenditures needed to meet the provisions of any statutes, orders, rules or regulations of a Governmental Authority will be so burdensome as could reasonably be expected to have a Material Adverse Effect. No Restricted Subsidiary is party to any agreement or instrument or otherwise subject to any restriction or encumbrance that restricts or limits its ability to make dividend payments or other distributions in respect of its capital stock to the Borrower or any Restricted Subsidiary or to transfer any of its assets or properties to the Borrower or any other Restricted Subsidiary in each case other than those existing under or by reason of the Loan Documents or Applicable Law.

     (o)    FINANCIAL STATEMENTS. The financial statements required pursuant to
Section 6.2(e) and related unaudited interim statements of income and retained earnings, copies of which have been furnished to the Administrative Agent and each Lender, are complete and correct and fairly present on a Consolidated basis the assets, liabilities and financial position of the Borrower and its Restricted Subsidiaries as at such dates, and the results of the operations and changes of financial position for the periods then ended (other than customary year-end adjustments for unaudited financial statements). All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP.

     (p) NO MATERIAL ADVERSE CHANGE. Since March 31, 2003, there has been no material adverse change in the properties, business, operations, prospects, or condition (financial or otherwise) of the Borrower and its Restricted Subsidiaries, taken as a whole. Since December 31, 2002 there has been no material adverse change in the properties, business, operations, or condition (financial or otherwise) of IDT and its Subsidiaries, taken as a whole and no event has occurred or condition arisen that could reasonably be expected to have a Material Adverse Effect.

     (q) SOLVENCY. As of the Closing Date and after giving effect to each Extension of Credit made hereunder, the Borrower and its Restricted Subsidiaries taken as a whole will be Solvent.

     (r) TITLES TO PROPERTIES. Each of the Borrower and its Restricted Subsidiaries has such title to the real property owned or leased by it as is necessary or desirable to the conduct of its business and valid and legal title to all of its personal property and assets, including, but not limited to, those reflected on the balance sheets of the Borrower and its Restricted Subsidiaries referred to in Section 7.1(o), except those which have been disposed of by the Borrower or its Restricted Subsidiaries subsequent to such date which dispositions have been in the ordinary course of business or as otherwise expressly permitted hereunder. As of the Closing Date, all real property owned or leased by the Borrower or any Restricted Subsidiary is set forth on SCHEDULE 7.1(r).

     (s) LIENS. None of the properties and assets of the Borrower or any Restricted Subsidiary thereof is subject to any Lien, except Permitted Liens. No financing statement under the Uniform Commercial Code of any state which names the Borrower or any Restricted Subsidiary thereof or any of their respective trade names or divisions as debtor and which has not been terminated, has been filed in any state or other jurisdiction and neither the Borrower nor any Restricted Subsidiary thereof has signed any such financing statement or any security agreement authorizing any secured party thereunder to file any such financing statement, except to perfect those Liens permitted by Section 11.2 hereof.

     (t) DEBT AND GUARANTY OBLIGATIONS. SCHEDULE 7.1(t) is a complete and correct listing of all Debt, Guaranty Obligations and Bonding Obligations of the Borrower and its Restricted Subsidiaries as of the date set forth on such
SCHEDULE 7.1(t) in excess of $1,000,000. The Borrower and its Restricted Subsidiaries have performed and are in compliance with all of the terms of such Debt and Guaranty Obligations and all instruments and agreements relating thereto, and no default or event of default, or event or condition which with notice or lapse of time or both would constitute such a default or event of default on the part of the Borrower or any of its Restricted Subsidiaries exists with respect to any such Debt or Guaranty Obligation.

     (u) LITIGATION. Except for any such matter that could not reasonably be expected to create a Material Adverse Effect, and except for matters existing on the Closing Date and set forth on SCHEDULE 7.1(u), there are no actions, suits or proceedings pending nor, to the knowledge of the Borrower, threatened against or in any other way relating adversely to or affecting the Borrower, any Restricted Subsidiary thereof or IDT or any of their respective properties in any court or before any arbitrator of any kind or before or by any Governmental Authority.

     (v) ABSENCE OF DEFAULTS. No event has occurred or is continuing which constitutes a Default or an Event of Default, or which constitutes, or which with the passage of time or giving of notice or both would constitute, a default or event of default by the Borrower or any Restricted Subsidiary thereof under any Material Contract (which such default under such Material Contract, either individually, or in the aggregate with all other outstanding defaults under other Material Contracts (including, for purposes hereof, the effect of termination of any other Material Contracts that could reasonably be expected to be terminated as a result of such existing default or defaults), could reasonably be expected to have a Material Adverse Effect) or judgment, decree or order to which the Borrower or any of its Restricted Subsidiaries is a party or by which the Borrower or any of its Subsidiaries or any of their respective properties may be bound or which would require the Borrower or any of its Restricted Subsidiaries to make any payment thereunder prior to the scheduled maturity date therefor.

     (w) SENIOR DEBT STATUS. The Obligations of the Borrower and each of its Restricted Subsidiaries under this Agreement, the Subsidiary Guaranteed Obligations and each of the other Loan Documents ranks and shall continue to rank at least senior in priority of payment to all Subordinated Debt and the Obligations of the Borrower and each Restricted Subsidiary under this Agreement are hereby designated as "Senior Indebtedness" (or by a term with substantially equivalent meaning) under all instruments and documents, now or in the future, relating to all Subordinated Debt.

     (x) ACCURACY AND COMPLETENESS OF INFORMATION. All written information, reports and other papers and data, when taken as a whole, produced by or on behalf of the Borrower or any Restricted Subsidiary thereof (other than financial projections, which shall be subject to the standard set forth in
Section 8.1(c)) and furnished to the Lenders were, at the time the same were so furnished, complete and correct in all material respects to the extent necessary to give the recipient a true and accurate knowledge of the subject matter. No document furnished or written statement made to the Administrative Agent or the Lenders by the Borrower or any Restricted Subsidiary thereof in connection with the negotiation, preparation or execution of, or pursuant to, this Agreement or any of the other Loan Documents contains or will contain any untrue statement of a fact material to the creditworthiness of the Borrower or its Restricted Subsidiaries or omits or will omit to state a fact necessary in order to make the statements contained therein not misleading. The Borrower is not aware of any facts which it has not disclosed in writing to the Administrative Agent having a Material Adverse Effect, or insofar as the Borrower can now foresee, which could reasonably be expected to have a Material Adverse Effect.

     SECTION 7.2 SURVIVAL OF REPRESENTATIONS AND WARRANTIES, ETC. All representations and warranties set forth in this Article VII and all representations and warranties contained in any certificate, or any of the Loan Documents (including, but not limited to, any such representation or warranty made in or in connection with any amendment thereto) shall constitute representations and warranties made under this Agreement. All representations and warranties made under this Agreement shall be made or deemed to be made at and as of the Closing Date (except those that are expressly made as of a specific date), shall survive the Closing Date and shall not be waived by the execution and delivery of this Agreement, any investigation made by or on behalf of the Lenders or any Extensions of Credit hereunder.

                                  ARTICLE VIII

                        FINANCIAL INFORMATION AND NOTICES

     Until all the Obligations have been paid and satisfied in full and the Commitments terminated, unless consent has been obtained in the manner set forth in Section 14.11, the Borrower will furnish or cause to be furnished to (a) Standard & Poor's Ratings Services, a division of The McGraw Hill Companies, Inc., (b) Moody's Investors Service, Inc. and (c) the Administrative Agent at the Administrative Agent's Office at the address set forth in Section 14.1 and to each Lender at the respective address as set forth in Section 14.1, or at such other office as may be designated by the Administrative Agent and Lenders from time to time:

     SECTION 8.1         FINANCIAL STATEMENTS AND PROJECTIONS.

     (a) QUARTERLY FINANCIAL STATEMENTS. As soon as practicable and in any event within forty-five (45) days after the end of each of the first three (3) fiscal quarters of each Fiscal Year, an unaudited Consolidated and consolidating balance sheet of the Borrower and its Restricted Subsidiaries as of the close of such fiscal quarter and unaudited Consolidated and consolidating statements of income, retained earnings and cash flows for the fiscal quarter then ended and that portion of the Fiscal Year then ended, including the notes thereto, all in reasonable detail setting forth in comparative form the corresponding figures as of the end of and for the corresponding period in the preceding Fiscal Year and prepared by the Borrower in accordance with GAAP and, if applicable, containing disclosure of the effect on the financial position or results of operations of any change in the application of accounting principles and practices during the period, and certified by the chief financial officer of the Borrower to present fairly in all material respects the financial condition of the Borrower and its Restricted Subsidiaries on a Consolidated and consolidating basis as of their respective dates and the results of operations of the Borrower and its Restricted Subsidiaries for the respective periods then ended, subject to normal year end adjustments.

     (b) ANNUAL FINANCIAL STATEMENTS. As soon as practicable and in any event within ninety (90) days after the end of each Fiscal Year, an audited Consolidated balance sheet of the Borrower and its Restricted Subsidiaries as of the close of such Fiscal Year and audited Consolidated statements of income, retained earnings and cash flows for the Fiscal Year then ended, including the notes thereto, all in reasonable detail setting forth in comparative form the corresponding figures as of the end of and for the preceding Fiscal Year and prepared by an independent certified public accounting firm acceptable to the Administrative Agent in accordance with GAAP and, if applicable, containing disclosure of the effect on the financial position or results of operations of any change in the application of accounting principles and practices during the year, and accompanied by a report thereon by such certified public accountants that is not qualified with respect to scope limitations imposed by the Borrower or any of its Restricted Subsidiaries or with respect to accounting principles followed by the Borrower or any of its Restricted Subsidiaries not in accordance with GAAP.

     (c) ANNUAL BUSINESS PLAN AND FINANCIAL PROJECTIONS. As soon as practicable and in any event within ninety (90) days following the beginning of each Fiscal Year, a business plan of the Borrower and its Restricted Subsidiaries for the ensuing twenty (20) fiscal quarters, such plan to be prepared in accordance with GAAP and to include, on a quarterly basis, the following: a quarterly operating and capital budget, a projected income statement, statement of cash flows and balance sheet and a report containing management's discussion and analysis of such projections, accompanied by a certificate from the chief financial officer of the Borrower to the effect that, to the best of such officer's knowledge, such projections are good faith estimates (utilizing assumptions believed by Borrower's management to be reasonable) of the financial condition and operations of the Borrower and its Restricted Subsidiaries for such twenty (20) quarter period.

     SECTION 8.2 OFFICER'S COMPLIANCE CERTIFICATE. At each time financial statements are delivered pursuant to Sections 8.1 (a) or (b) and at such other times as the Administrative Agent shall reasonably request (including, without limitation, in connection with any Permitted Acquisition), a certificate of a Responsible Officer of the Borrower in the form of EXHIBIT F attached hereto (an "OFFICER'S COMPLIANCE CERTIFICATE").

     SECTION 8.3 ACCOUNTANTS' CERTIFICATE. At each time financial statements are delivered pursuant to Section 8.1(b), a certificate of the independent public accountants certifying such financial statements addressed to the Administrative Agent for the benefit of the Lenders:

     (a) stating that in making the examination necessary for the certification of such financial statements, they obtained no knowledge of any Default or Event of Default or, if such is not the case, specifying such Default or Event of Default and its nature and period of existence; and

     (b) including the calculations prepared by such accountants required to establish whether or not the Borrower and its Restricted Subsidiaries are in compliance with the financial covenants set forth in Article X hereof as at the end of each respective period.

     SECTION 8.4         OTHER REPORTS.

     (a) AUDITOR'S MANAGEMENT LETTERS. Promptly upon receipt thereof, copies of all reports, if any, submitted to the Borrower or its Board of Directors by its independent public accountants in connection with their auditing function, including, without limitation, any management report and any management responses thereto.

     (b) OTHER INFORMATION. Such other information regarding the operations, business affairs and financial condition of the Borrower or any of its Restricted Subsidiaries, including any reports delivered to the Securities and Exchange Commission as the Administrative Agent or any Lender may reasonably request.

     SECTION 8.5 NOTICE OF LITIGATION AND OTHER MATTERS. Prompt (but in no event later than ten (10) days after an officer of the Borrower obtains knowledge thereof) telephonic and written notice of:

     (a) Except for any such matter that could not reasonably be expected to create a Material Adverse Effect, the commencement of all proceedings and investigations by or before any Governmental Authority and all actions and proceedings in any court or before any arbitrator against or involving the Borrower or any Restricted Subsidiary thereof or any of their respective properties, assets or businesses;

     (b) Except for any such matter that could not reasonably be expected to create a Material Adverse Effect, any notice of any violation received by the Borrower or any Restricted Subsidiary thereof from any Governmental Authority including, without limitation, any notice of violation of Environmental Laws;

     (c) Except for any such matter that could not reasonably be expected to create a Material Adverse Effect, any labor controversy that has resulted in, or threatens to result in, a strike or other work action against the Borrower or any Restricted Subsidiary thereof;

     (d) any attachment, judgment, lien, levy or order exceeding $5,000,000 that may be assessed against or threatened in writing against the Borrower or any Restricted Subsidiary thereof;

     (e) (i) any Default or Event of Default, (ii) the occurrence or existence of any event or circumstance that foreseeably will become a Default or Event of Default or (iii) any event which constitutes or which with the passage of time or giving of notice or both would constitute a default or event of default under any Material Contract to which the Borrower or any of its Restricted Subsidiaries is a party or by which the Borrower or any Restricted Subsidiary thereof or any of their respective properties may be bound;

     (f) (i) any unfavorable determination letter from the Internal Revenue Service regarding the qualification of an Employee Benefit Plan under Section 401(a) of the Code (along with a copy thereof), (ii) all notices received by the Borrower or any ERISA Affiliate of the PBGC's intent to terminate any Pension Plan or to have a trustee appointed to administer any Pension Plan, (iii) all notices received by the Borrower or any ERISA Affiliate from a Multiemployer Plan sponsor concerning the imposition or amount of withdrawal liability pursuant to Section 4202 of ERISA and (iv) the Borrower obtaining knowledge or reason to know that the Borrower or any ERISA Affiliate has filed or intends to file a notice of intent to terminate any Pension Plan under a distress termination within the meaning of Section 4041(c) of ERISA;

     (g)    any event which makes any of the representations set forth in
Section 7.1 or in any other Loan Document inaccurate in any respect;

     (h) any change in the government contracting status of the Borrower or its Restricted Subsidiaries with respect to the government of the United States or any department or agency thereof that could reasonably be expected to have a Material Adverse Effect;

     (i) the designation of any Subsidiary as a "Restricted Subsidiary" under any Permitted Subordinated Debt, or the joinder of any Subsidiary as a guarantor of any Permitted Subordinated Debt; and

     (j) any intention by the Borrower to treat any of the Extensions of Credit and related transactions as being a "reportable transaction" (within the meaning of Treasury Regulation Section 1.6011-4) (and the Borrower shall deliver, in conjunction with such notification, a duly completed copy of IRS Form 8886 or any successor form).

     SECTION 8.6 EXTENSION OF TIME. Notwithstanding anything in this Agreement to the contrary, the Administrative Agent may, in its sole discretion, extend the delivery deadline applicable to any notice, certificate or other information required to be delivered under this Article VIII for a period of time not to exceed five (5) Business Days.

     SECTION 8.7 ACCURACY OF INFORMATION. All written information, reports, statements and other papers and data furnished by or on behalf of the Borrower to the Administrative Agent or any Lender whether pursuant to this
Article VIII or any other provision of this Agreement, or any of the Security Documents, shall, at the time the same is so furnished, comply with the representations and warranties set forth in Section 7.1.

                                   ARTICLE IX

                              AFFIRMATIVE COVENANTS

     Until all of the Obligations have been paid and satisfied in full and the Commitments terminated, unless consent has been obtained in the manner provided for in Section 14.11, the Borrower will, and will cause each of its Restricted Subsidiaries to:

     SECTION 9.1 PRESERVATION OF CORPORATE EXISTENCE AND RELATED MATTERS. Except as permitted by Section 11.4, preserve and maintain (a) its separate corporate existence and (b) all rights, franchises, licenses and privileges necessary to the conduct of its business, and qualify and remain qualified as a foreign corporation and authorized to do business in each jurisdiction where the nature and scope of its activities require it to so qualify under Applicable Law except (with respect to this clause (b) only) to the extent such failure to preserve or maintain could not reasonably be expected to have a Materially Adverse Effect.

     SECTION 9.2 MAINTENANCE OF PROPERTY. In addition to the requirements of any of the Security Documents, protect and preserve all properties useful in and material to its business, including copyrights, patents, trade names, service marks and trademarks; maintain in good working order and condition all buildings, equipment and other tangible real and personal property; and from time to time make or cause to be made all renewals, replacements and additions to such property necessary for the conduct of its business, so that the business carried on in connection therewith may be conducted in a commercially reasonable manner.

     SECTION 9.3 INSURANCE. Maintain insurance with financially sound and reputable insurance companies against such risks and in such amounts as are customarily maintained by similar businesses and as may be required by Applicable Law and as are required by any Security Documents, and on the Closing Date and from time to time thereafter deliver to the Administrative Agent upon its request a reasonably detailed list of the insurance then in effect, stating the names of the insurance companies, the amounts and rates of the insurance, the dates of the expiration thereof and the properties and risks covered thereby.

     SECTION 9.4 ACCOUNTING METHODS AND FINANCIAL RECORDS. Maintain a system of accounting, and keep such books, records and accounts (which shall be true and complete in all material respects) as may be required or as may be necessary to permit the preparation of financial statements in accordance with GAAP and in compliance with the regulations of any Governmental Authority having jurisdiction over it or any of its properties.

     SECTION 9.5 PAYMENT AND PERFORMANCE OF OBLIGATIONS. Pay and perform all Obligations under this Agreement and the other Loan Documents, and pay or perform (a) except where the failure to do so could not reasonably be expected to create a Material Adverse Effect, all taxes, assessments and other governmental charges that may be levied or assessed upon it or any of its property, and (b) except where the failure to do so could not reasonably be expected to create a Material Adverse Effect, all other indebtedness, obligations and liabilities in accordance with customary trade practices; PROVIDED, that the Borrower or such Restricted Subsidiary may contest any item described in clauses (a) or (b) of this Section 9.5 in good faith so long as adequate reserves are maintained with respect thereto in accordance with GAAP.

     SECTION 9.6 COMPLIANCE WITH LAWS AND APPROVALS. Except where the failure to do so could not reasonably be expected to create a Material Adverse Effect, observe and remain in compliance in all respects with all Applicable Laws and maintain in full force and effect all Governmental Approvals, in each case applicable to the conduct of its business.

     SECTION 9.7 ENVIRONMENTAL LAWS. Except where the failure to do so could not reasonably be expected to create a Material Adverse Effect, in addition to and without limiting the generality of Section 9.6, (a) comply with, and make commercially reasonable efforts to ensure such compliance by all tenants and subtenants with, all applicable Environmental Laws and obtain and comply with and maintain, and make commercially reasonable efforts to ensure that all tenants and subtenants, if any, obtain and comply with and maintain, any and all licenses, approvals, notifications, registrations or permits required by applicable Environmental Laws, (b) conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions required under Environmental Laws, and promptly comply with all lawful orders and directives of any Governmental Authority regarding Environmental Laws, and (c) defend, indemnify and hold harmless the Administrative Agent and the Lenders, and their respective parents, Subsidiaries, Affiliates, employees, agents, officers and directors, from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature known or unknown, contingent or otherwise, arising out of, or in any way relating to the presence of Hazardous Materials, or the violation of, noncompliance with or liability under any Environmental Laws applicable to the operations of the Borrower or any such Restricted Subsidiary, or any orders, requirements or demands of Governmental Authorities related thereto, including, without limitation, reasonable attorney's and consultant's fees, investigation and laboratory fees, response costs, court costs and litigation expenses, except to the extent that any of the foregoing directly result from the gross negligence or willful misconduct of the party seeking indemnification therefor.

     SECTION 9.8 COMPLIANCE WITH ERISA. In addition to and without limiting the generality of Section 9.6, (a) except where the failure to so comply could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (i) comply with all material applicable provisions of ERISA and the regulations and published interpretations thereunder with respect to all Employee Benefit Plans, (ii) not take any action or fail to take action the result of which could be a liability to the PBGC or to a Multiemployer Plan, (iii) not participate in any prohibited transaction that could result in any civil penalty under ERISA or tax under the Code and (iv) operate each Employee Benefit Plan in such a manner that will not incur any tax liability under Section 4980B of the Code or any liability to any qualified beneficiary as defined in Section 4980B of the Code and (b) furnish to the Administrative Agent upon the Administrative Agent's request such additional information about any Employee Benefit Plan as may be reasonably requested by the Administrative Agent.

     SECTION 9.9 COMPLIANCE WITH AGREEMENTS. Except where the failure to do so could not reasonably be expected to create a Material Adverse Effect, comply in all respects with each term, condition and provision of all leases, agreements and other instruments entered into in the conduct of its business including, without limitation, any Material Contract; PROVIDED, that the Borrower or any Restricted Subsidiary may contest any such lease, agreement or other instrument in good faith through applicable proceedings so long as adequate reserves are maintained in accordance with GAAP.

     SECTION 9.10 INSPECTION OF PROPERTY; BOOKS AND RECORDS; DISCUSSIONS. Except for information and records which the Borrower may not under Applicable Law disseminate or disclose to the Administrative Agent and/or the Lenders, the Borrower, its Restricted Subsidiaries and its Affiliates shall permit any authorized representative(s) designated by the Administrative Agent and/or any of the Lenders to visit, to conduct a field audit or to otherwise inspect any of the Borrower's, its Restricted Subsidiaries' and/or its Affiliates' respective properties, including their financial and accounting records, and to make copies and take extracts therefrom, and to discuss the Borrower's, its Restricted Subsidiaries' and/or Affiliates' respective affairs, finances and accounts with the Administrative Agent's and the Lenders' officers, employees, representatives or independent certified public accountants, upon reasonable notice and during normal business hours. All information furnished to the Administrative Agent and/or the Lenders shall be received and maintained by the Administrative Agent and the Lenders in strict confidence and in accordance with Applicable Law, and they shall not disseminate said information to any Person for so long as said information has or retains a confidential or proprietary nature, except where required by and in accordance with Applicable Law, or pursuant to subpoena or other legal process or where contemplated by the Loan Documents (including, without limitation, in connection with the enforcement of any rights or remedies thereunder). Each of the Administrative Agent and the Lenders agrees that it shall not take any action or omit to take any action which would cause or result in the violation of Applicable Law (including without limitation, any export control law) by the Borrower, its Restricted Subsidiaries and its Affiliates. Each such visitation and inspection by or on behalf of the Administrative Agent and/or the Lenders after the occurrence and during the continuance of an Event of Default shall be at the Borrower's own reasonable cost and expense. The Borrower shall, and shall cause its Restricted Subsidiaries and its Affiliates, to keep proper books and records and accounts in accordance with GAAP and Applicable Law.

     SECTION 9.11   ADDITIONAL SUBSIDIARIES.

     (a) Within forty-five (45) days after (i) the redesignation of an Unrestricted Subsidiary as a Restricted Subsidiary in accordance with Section 9.11(c) below or (ii) the creation or acquisition of any Domestic Subsidiary (any such Subsidiary, a "New Subsidiary") of the Borrower or any Restricted Subsidiary (including in connection with any Permitted Acquisition), cause to be executed and delivered to the Administrative Agent (A) a duly executed joinder agreement in form and substance reasonably satisfactory to the Administrative Agent joining such New Subsidiary (to the extent such New Subsidiary is a Restricted Subsidiary) to the Subsidiary Guaranty Agreement, the Collateral Agreement and any other applicable Security Documents, (B) updated Schedules 7.1(a) and 7.1(b) reflecting the creation or acquisition of such Subsidiary, (C) favorable legal opinions covering such matters consistent with opinions for this Agreement and addressed to the Administrative Agent and Lenders in form and substance reasonably satisfactory to the Administrative Agent with respect to such joinder agreement, (D) original stock or other certificates and stock or other transfer powers evidencing the ownership interests of the Borrower or such Restricted Subsidiary, as applicable, in such New Subsidiary, and (E) any other documents and certificates as may be reasonably requested by the Administrative Agent or the Required Lenders (through the Administrative Agent).

     (b) Within forty-five (45) days after the creation of any first tier Foreign Subsidiary of the Borrower or any Restricted Subsidiary (including in connection with a Permitted Acquisition), cause to be executed and delivered to the Administrative Agent, (A) a supplement to the applicable Security Documents previously executed and delivery by the Borrower or such Restricted Subsidiary, as applicable, to provide for the pledge of sixty-five percent (65%) of the capital stock or other ownership interests of such Foreign Subsidiary, (B) updated Schedules 7.1(a) and 7.1(b) reflecting the creation or acquisition of such Subsidiary, (C) favorable legal opinions addressed to the Administrative Agent and Lenders in form and substance reasonably satisfactory thereto with respect to such supplement, (D) original stock or other certificates and stock or other transfer powers evidencing the ownership interests of the Borrower or such Restricted Subsidiary in such Foreign Subsidiary, and (E) any other documents and certificates as may be reasonably requested by the Administrative Agent or the Required Lenders (through the Administrative Agent).

     (c) The Borrower may, at any time and upon written notice to the Administrative Agent, redesignate an Unrestricted Subsidiary as a Restricted Subsidiary. Further, promptly after the date on which the Borrower or the Administrative Agent determines that:

            (i) any individual Unrestricted Subsidiary and its respective Subsidiaries (A) represent five percent (5%) or more of (I) the Consolidated assets of the Borrower and its Subsidiaries as of the most recently ended fiscal quarter prior to such date or (II) Consolidated EBITDA (notwithstanding the definition thereof, calculated to include all Unrestricted Subsidiaries) of the Borrower and its Subsidiaries for the four (4) consecutive fiscal quarters most recently ended prior to such date or (B) are or become the obligor on any Debt (notwithstanding the definition thereof, determined by reference to such Unrestricted Subsidiary) which is guaranteed by, credit supported by, or recourse to the Borrower or any Restricted Subsidiary; or

            (ii) any individual Unrestricted Subsidiary provides a guarantee of any Permitted Subordinated Debt; or

            (iii) all Unrestricted Subsidiaries and their respective Subsidiaries represent ten percent (10%) or more of (A) the Consolidated assets of the Borrower and its Subsidiaries as of the most recently ended fiscal quarter prior to such date or (B) Consolidated EBITDA
     (notwithstanding the definition thereof, calculated to include all Unrestricted Subsidiaries) for the four consecutive fiscal quarters most recently ended prior to such date,

then, in the case of clauses (i) and (ii), such Unrestricted Subsidiary shall be redesignated as a Restricted Subsidiary and in the case of clause (iii), the Borrower shall promptly identify in writing to the Administrative Agent such Unrestricted Subsidiaries to be redesignated as Restricted Subsidiaries to cause such remaining Unrestricted Subsidiaries and their Subsidiaries (after giving effect to such redesignation) to represent less than ten percent (10%) of (A) the Consolidated assets of the Borrower and its Subsidiaries as of the most recently ended fiscal quarter prior to such date and (B) Consolidated EBITDA (notwithstanding the definition thereof, calculated to include all Unrestricted Subsidiaries) for the four consecutive fiscal quarters most recently ended prior to such date.

     (d) So long as no Default or Event of Default has occurred and is continuing, the Borrower shall be permitted, on prior written notice to the Administrative Agent, to redesignate any Restricted Subsidiary as an Unrestricted Subsidiary (or designate any newly formed or acquired Subsidiary as an Unrestricted Subsidiary; PROVIDED that such formation or acquisition is otherwise permitted hereunder), so long as the following conditions have been satisfied as reasonably determined by the Administrative Agent:

            (i) any such individual Subsidiary and its respective Subsidiaries to be designated (or redesignated, as applicable) as an Unrestricted Subsidiary (A) represent less than five percent (5%) of (I) the Consolidated assets of the Borrower and its Subsidiaries as of the most recently ended fiscal quarter prior to such date and (II) Consolidated EBITDA (notwithstanding the definition thereof, calculated to include all Unrestricted Subsidiaries) of the Borrower and its Subsidiaries for the four (4) consecutive fiscal quarters most recently ended prior to such date and (B) are not the obligors on any Debt (notwithstanding the definition thereof, determined by reference to such Unrestricted Subsidiary) which is guaranteed by, credit supported by, or recourse to the Borrower or any Restricted Subsidiary; and

            (ii) any such individual Subsidiary is not a guarantor of any Permitted Subordinated Debt; and

            (iii) at the time of such proposed designation (or redesignation, as applicable), and after giving effect thereto, all Unrestricted Subsidiaries and their respective Subsidiaries (including the Subsidiary and its respective Subsidiaries to be designated (or redesignated, as applicable) as an Unrestricted Subsidiary) represent less than ten percent (10%) of (A) the Consolidated assets of the Borrower and its Subsidiaries as of the most recently ended fiscal quarter prior to such date and (B) Consolidated EBITDA (notwithstanding the definition thereof, calculated to include all Unrestricted Subsidiaries) for the four consecutive fiscal quarters most recently ended prior to such date.

     Such designation (or redesignation, as applicable) shall have an effective date mutually acceptable to the Administrative Agent and Borrower, but in no event earlier than fifteen (15) Business Days following receipt by the Administrative Agent of such written notice.

     (e) Notwithstanding anything to the contrary contained herein, in the event that any Subsidiary shall guaranty the payment or performance of the Senior Subordinated Notes, the Borrower shall cause such Subsidiary to immediately execute a joinder agreement in respect of the Subsidiary Guaranty Agreement and the Security Documents described in Section 9.11(a) and to deliver all of the other instruments, documents, certificates and opinions required pursuant to Section 9.11(a).

     SECTION 9.12 USE OF PROCEEDS. The Borrower shall use the proceeds of the Extensions of Credit (a) to finance the IDT Merger (including the refinancing of certain existing Debt of IDT) (b) to finance Permitted Acquisitions, (c) to refinance existing indebtedness of the Borrower, (d) to finance Capital Expenditures of the Borrower, and (e) for working capital and general corporate requirements of the Borrower and its Restricted Subsidiaries, including the payment of certain fees and expenses incurred in connection with the IDT Merger and the other transactions contemplated hereby.

     SECTION 9.13 CONDUCT OF BUSINESS. Engage only in businesses in substantially the same fields as the business conducted on the Closing Date and in lines of business reasonably related thereto.

     SECTION 9.14 ACCOUNT DESIGNATION. Designate only accounts with the Administrative Agent as the location for all deposits and payments required to be made to the Borrower as Buyer pursuant to the terms of the IDT Merger Agreement.

     SECTION 9.15 DEBT RATING. Maintain an up to date debt rating with both Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., and Moody's Investors Service, Inc. or, in the event one or both such entities cease to provide any such rating, such other rating agency or agencies that are reasonably acceptable to the Administrative Agent.

     SECTION 9.16   POST CLOSING COVENANTS

     (a) DEPOSIT ACCOUNTS AND INTELLECTUAL PROPERTY. Prior to January 4, 2004, as such date may be extended by the Administrative Agent in its sole discretion, deliver such additional (i) deposit account control agreements pursuant to the Collateral Agreement, (ii) curative intellectual property filings, in each case as previously identified to the Borrower in writing by the Administrative Agent, and (iii) such additional documents, instruments, and agreements as are reasonably requested by the Administrative Agent to confirm any Security Documents governed by the laws of a jurisdiction other than the United States.

     (b) FOREIGN SECURITY DOCUMENTS. Prior to January 4, 2004, as such date may be extended by the Administrative Agent in its sole discretion, deliver a duly executed copy of a foreign pledge agreement or a supplement to any existing foreign pledge agreement with respect to the capital stock or other ownership interest of any first tier Foreign Subsidiary that is a Restricted Subsidiary together with the delivery of any certificates or other documents necessary to perfect the security interest created under such foreign pledge agreement (including, without limitation, an opinion of local counsel of to such Foreign Subsidiaries with respect to the each foreign pledge agreement or supplement to any existing foreign pledge agreement and such other matters as the Administrative Agent may reasonably request.

                                    ARTICLE X

                               FINANCIAL COVENANTS

     Until all of the Obligations have been paid and satisfied in full and the Commitments terminated, unless consent has been obtained in the manner set forth in Section 14.11, the Borrower and its Restricted Subsidiaries on a Consolidated basis will not:

     SECTION 10.1 MAXIMUM TOTAL LEVERAGE RATIO: As of any fiscal quarter end during any period set forth below, permit the Total Leverage Ratio to be greater than the corresponding ratio set forth below:

                     Period                                       Ratio
      Closing Date through December 31, 2004                   4.50 to 1.00
     January 1, 2005 through December 31, 2005                 4.25 to 1.00
                    Thereafter                                 4.00 to 1.00

     SECTION 10.2 MAXIMUM SENIOR LEVERAGE RATIO: As of the end of any fiscal quarter during any period set forth below, permit the Senior Leverage Ratio to be greater than the corresponding ratio set forth below:

                    Period                                        Ratio
      Closing Date through December 31, 2004                   3.25 to 1.00
     January 1, 2005 through December 31, 2005                 3.00 to 1.00
                    Thereafter                                 2.75 to 1.00

     SECTION 10.3 MINIMUM FIXED CHARGE COVERAGE RATIO: As of any fiscal quarter end, permit the ratio of (a) the sum of (i) EBITDA for the period of four (4) consecutive fiscal quarters ending on such date MINUS (ii) Capital Expenditures for such period to (b) Fixed Charges for the period of four (4) consecutive fiscal quarters ending on such date to be less than 1.25 to 1.00.

                                   ARTICLE XI

                               NEGATIVE COVENANTS

     Until all of the Obligations have been paid and satisfied in full and the Commitments terminated, unless consent has been obtained in the manner set forth in Section 14.11, the Borrower has not and will not and will not permit any of its Restricted Subsidiaries to:

     SECTION 11.1 LIMITATIONS ON DEBT. Create, incur, assume or suffer to exist any Debt except:

     (a)    the Obligations (excluding Hedging Obligations permitted pursuant to
Section 11.1(b));

     (b) Debt incurred in connection with a Hedging Agreement with a counterparty and upon terms and conditions (including interest rate) reasonably satisfactory to the Administrative Agent; PROVIDED, that any counterparty that is a Lender or an affiliate of a Lender shall be deemed satisfactory to the Administrative Agent.

     (c) Debt existing on the Closing Date and not otherwise permitted under this Section 11.1, as set forth on SCHEDULE 7.1(t) and the renewal, refinancing, extensions and replacements (but not the increase in the aggregate principal amount) thereof;

     (d) Debt of the Borrower and its Restricted Subsidiaries incurred in connection with Capitalized Leases in an aggregate amount not to exceed $50,000,000 on any date of determination;

     (e) purchase money Debt of the Borrower and its Restricted Subsidiaries in an aggregate amount not to exceed $25,000,000 on any date of determination;

     (f) Guaranty Obligations in favor of the Administrative Agent for the benefit of the Administrative Agent and the Lenders;

     (g) other unsecured Debt in an aggregate principal amount not exceeding $25,000,000 at any time outstanding;

     (h) Debt of the Borrower to any Restricted Subsidiary and of any Restricted Subsidiary to the Borrower or any other Restricted Subsidiary; PROVIDED that if requested by the Administrative Agent any such loans and advances made by a Borrower or any other Restricted Subsidiary that are evidenced by a promissory note or other instrument shall be pledged pursuant to the Collateral Agreement;

     (i) Guaranty Obligations with respect to Debt permitted pursuant to subsections (a) through (e) and subsection (j) or (k) of this Section 11.1 (PROVIDED that any Guaranty Obligation with respect to subsection (j) or (k) is subordinated at least to the same extent as the obligation guaranteed);

     (j)    Subordinated Debt of the Borrower and certain of its Restricted
Subsidiaries:

                    (i)    under the Senior Subordinated Notes;

                    (ii) consisting of high-yield notes or convertible notes issued on terms and conditions (including subordination provisions) reasonably satisfactory to the Administrative Agent and consistent with then-current market terms and conditions of such tenor of Subordinated Debt, PROVIDED that (A) no Default or Event of Default exists and is continuing or would be caused by the issuance thereof,
            (B) the Administrative Agent shall have received satisfactory written evidence that the Borrower would be in compliance with all covenants in this Agreement on a PRO FORMA basis after giving effect to the issuance thereof, (C) the maturity date of such Subordinated Debt is at least six (6) months after the Term Loan Maturity Date, and (D) the Net Cash Proceeds of such Subordinated Debt are applied to repay outstanding Obligations to the extent required pursuant to
            Section 4.4(b)(i) and Section 4.4(b)(vi); and

                    (iii) in connection with refinancings of Subordinated Debt permitted pursuant to Section 11.1(j)(i) and (ii); PROVIDED that,
            (A) no Default or Event of Default exists and is continuing or would be caused thereby, (B) the proceeds of the refinancing of the Senior Subordinated Notes are used solely to issue replacement notes, (C) the terms and conditions of the replacement notes and the documents evidencing such refinancing shall be in form and substance reasonably satisfactory to the Administrative Agent, (D) the maturity date of the replacement notes shall be no earlier than the Subordinated Debt being refinanced and in any event shall be at least six (6) months after the Term Loan Maturity Date and (E) the principal amount of the replacement notes shall not exceed the principal amount of the Subordinated Debt being refinanced, unless the Net Cash Proceeds of any such excess are applied to repay outstanding Obligations to the extent required pursuant to Section 4.4(b)(i) and Section 4.4(b)(vi).

     (k) Unsecured Debt of DRS Technologies Canada Company in an aggregate amount not to exceed $25,000,000 (US Dollars) on any date of determination; and

     (l) Debt consisting of existing letters of credit issued prior to the date hereof issued for the account of IDT in an aggregate face amount not to exceed $12,000,000;

PROVIDED, that no agreement or instrument with respect to Debt permitted to be incurred by this Section shall restrict, limit or otherwise encumber (by covenant or otherwise) the ability of any Restricted Subsidiary of the Borrower to make any payment to the Borrower or any of its Restricted Subsidiaries (in the form of dividends, intercompany advances or otherwise) for the purpose of enabling the Borrower to pay the Obligations.

     SECTION 11.2 LIMITATIONS ON LIENS. Create, incur, assume or suffer to exist any Lien on or with respect to any of its assets or properties (including, without limitation, shares of capital stock or other ownership interests), real or personal, whether now owned or hereafter acquired, except:

     (a) Liens for taxes, assessments and other governmental charges or levies (excluding any Lien imposed pursuant to any of the provisions of ERISA or Environmental Laws) not yet due or as to which the period of grace (not to exceed thirty (30) days), if any, related thereto has not expired or which are being contested in good faith and by appropriate proceedings if adequate reserves are maintained to the extent required by GAAP;

     (b) the claims of materialmen, mechanics, carriers, warehousemen, processors or landlords for labor, materials, supplies or rentals incurred in the ordinary course of business, (i) which are not overdue for a period of more than thirty (30) days or (ii) which are being contested in good faith and by appropriate proceedings;

     (c) Liens consisting of deposits or pledges made in the ordinary course of business in connection with, or to secure payment of, obligations under workers' compensation, unemployment insurance or similar legislation;

     (d) Liens constituting encumbrances in the nature of zoning restrictions, easements and rights or restrictions of record on the use of real property, which in the aggregate are not substantial in amount and which do not, in any case, detract from the value of such property or impair the use thereof in the ordinary conduct of business;

     (e) Liens of the Administrative Agent for the benefit of the Administrative Agent and the Lenders;

     (f) Liens not otherwise permitted by this Section 11.2 and in existence on the Closing Date and described on SCHEDULE 11.2;

     (g) Liens securing Debt permitted under Sections 11.1(d) and (e); PROVIDED that (i) such Liens shall be created substantially simultaneously with the acquisition or lease of the related asset, (ii) such Liens do not at any time encumber any property other than the property financed by such Debt, (iii) the amount of Debt secured thereby is not increased and (iv) the principal amount of Debt secured by any such Lien shall at no time exceed one hundred percent (100%) of the original purchase price or lease payment amount of such property at the time it was acquired;

     (h) any Lien existing on any property or asset prior to the acquisition thereof by the Borrower or any Restricted Subsidiary or existing on any property or asset of any Person that becomes a Restricted Subsidiary after the date of consummation of such acquisition prior to the time such Person becomes a Restricted Subsidiary; PROVIDED that (i) such Lien is not created in contemplation of or in connection with such acquisition or such Person becoming a Restricted Subsidiary, as the case may be, (ii) such Lien shall not apply to any other property or assets of the Borrower or any Restricted Subsidiary and
(iii) such Lien shall secure only those obligations that it secures on the date of such acquisition or the date such Person becomes a Restricted Subsidiary, as the case may be, and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof;

     (i) deposits to secure the performance of bids, trade contracts, obligations for utilities, leases, Bonding Obligations permitted pursuant to
Section 11.14 and other obligations of a like nature (other than obligations for borrowed money or other Debt), in each case in the ordinary course of business; and

     (j) Liens on the proceeds of any Permitted Subordinated Debt (and the escrow account, if any, in which such proceeds are held) for the benefit of the holders thereof; PROVIDED that (i) the Administrative Agent shall have approved the terms and conditions of such Lien, (ii) such proceeds are held in an escrow account by the trustee with respect to such Permitted Subordinated Debt, (iii) such Lien is terminated and released upon the earlier to occur of the expiration of the Hold Period and the consummation of the applicable Designated Acquisition, (iv) such Lien does not extend to any other assets or property of the Borrower or any Subsidiary thereof and (v) no Default or Event of Default shall have occurred and be continuing at the time of issuance of such Permitted Subordinated Debt.

     SECTION 11.3 LIMITATIONS ON LOANS, ADVANCES, INVESTMENTS AND ACQUISITIONS. Purchase, own, invest in or otherwise acquire, directly or indirectly, any capital stock, interests in any partnership or joint venture (including, without limitation, the creation or capitalization of any Restricted Subsidiary), evidence of Debt or other obligation or security, substantially all or a portion of the business or assets of any other Person or any other investment or interest whatsoever in any other Person, or make or permit to exist, directly or indirectly, any loans, advances or extensions of credit to, or any investment in cash or by delivery of property in, any Person except:

     (a) (i) investments in Restricted Subsidiaries existing on the Closing Date, (ii) investments in Restricted Subsidiaries formed or acquired after the Closing Date so long as the Borrower and its Restricted Subsidiaries comply with the applicable provisions of Section 9.11 and Section 11.3(d) and (iii) the other loans, advances and investments described on SCHEDULE 11.3 existing on the Closing Date;

     (b) investments in (i) marketable direct obligations issued or unconditionally guaranteed by the United States of America or any agency thereof maturing within one hundred twenty (120) days from the date of acquisition thereof, (ii) commercial paper maturing no more than one hundred twenty (120) days from the date of creation thereof and currently having the highest rating obtainable from either Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or Moody's Investors Service, Inc., (iii) certificates of deposit maturing no more than one hundred twenty (120) days from the date of creation thereof issued by commercial banks incorporated under the laws of the United States of America, each having combined capital, surplus and undivided profits of not less than $500,000,000 and having a rating of "A" or better by a nationally recognized rating agency; PROVIDED, that the aggregate amount invested in such certificates of deposit shall not at any time exceed $5,000,000 for any one such certificate of deposit and $10,000,000 for any one such bank, (iv) time deposits maturing no more than thirty (30) days from the date of creation thereof with commercial banks or savings banks or savings and loan associations each having membership either in the FDIC or the deposits of which are insured by the FDIC and in amounts not exceeding the maximum amounts of insurance thereunder; and (v) repurchase agreements with a Lender or a bank or trust company or a recognized securities dealer having capital and surplus in excess of $500,000,000 for direct obligations issued by or fully guaranteed by the United States of America (such investments described in items (i) through (v) above, "CASH EQUIVALENTS");

     (c) the IDT Merger; PROVIDED that the IDT Merger shall be subject to the conditions set forth in Section 11.4(d);

     (d) investments by the Borrower or any Restricted Subsidiary thereof in the form of acquisitions of all or substantially all of the business or a line of business (whether by the acquisition of capital stock, assets or any combination thereof) of any other Person if each such acquisition meets all of the following requirements (such acquisitions being, "PERMITTED ACQUISITIONS"):

            (i) the Person to be acquired shall be in a substantially similar line of business as the Borrower,

            (ii) evidence of approval of the acquisition by the acquiree's board of directors or equivalent governing body or a copy of the opinion of counsel delivered by legal counsel to the acquiree in connection with the acquisition which evidences such approval shall be delivered to the Administrative Agent at the time the documents referred to in clause (vi) of this Section 11.3(d) are required to be delivered;

            (iii) a description of the acquisition in the form customarily prepared by the Borrower shall have been delivered to the Administrative Agent and the Lenders prior to the consummation of the acquisition;

            (iv) the Borrower or any Restricted Subsidiary shall be the surviving Person and no Change of Control shall have been effected thereby;

            (v) the Borrower shall have demonstrated to the Administrative Agent (A) PRO FORMA compliance (as of the date of the proposed acquisition and after giving effect thereto and any Extensions of Credit made or to be made in connection therewith) with each covenant contained in and in the manner set forth in, Article X, (B) maintenance of at least $30,000,000 of availability under the Revolving Credit Facility both before and after giving effect to the proposed acquisition; and (C) a PRO FORMA Total Leverage Ratio (as of the date of the proposed acquisition and after giving effect thereto and any Extensions of Credit made or to be made in connection therewith) at least 0.25 below the applicable ratio set forth in
     Section 10.1,
     and no Default or Event of Default shall have occurred and be continuing both before and after giving effect to the acquisition;

            (vi) the Borrower shall have delivered to the Administrative Agent such documents reasonably requested by the Administrative Agent or the Required Lenders (through the Administrative Agent) pursuant to Section
     9.11 to be delivered at the time required pursuant to Section 9.11 confirming that such Person is or will be a Subsidiary Guarantor hereunder, and its Subsidiary Guaranteed Obligations incurred in such capacity are secured by the Security Documents, said documents to include a favorable opinion of counsel to the Borrower acceptable to the Administrative Agent addressed to the Administrative Agent and the Lenders with respect to the Borrower, the Person to be acquired and the acquisition in form and substance reasonably acceptable to the Administrative Agent;

            (vii)   the aggregate amount of Permitted Acquisition Consideration
     (A) for any such acquisition (or series of related acquisitions) shall not exceed $100,000,000 payable in cash, Cash Equivalents or Debt and (B) for such acquisition, together with all other acquisitions consummated in the twelve-month period ending on the date of such acquisition shall not exceed $150,000,000 in the aggregate, regardless of the form of such Permitted Acquisition Consideration; PROVIDED that any Permitted Acquisition Consideration paid with respect to any acquisition consummated on or prior to the Closing Date shall not count toward such $150,000,000 limit;

            (viii) the Person to be acquired shall demonstrate positive EBITDA for the most recent twelve (12) month period then ended, both prior to the acquisition and after giving effect thereto, by providing the Administrative Agent and Lenders copies of the most recent financial statements and projections, all in form and substance reasonably satisfactory to the Administrative Agent and Lenders; and

            (ix) the Borrower shall provide such other documents and other information as may be reasonably requested by the Administrative Agent or the Required Lenders (through the Administrative Agent) in connection with the proposed acquisition;

     (e)    Hedging Agreements permitted pursuant to Section 11.1;

     (f) loans or advances made by the Borrower to any Restricted Subsidiary and made by any Subsidiary to the Borrower or any other Subsidiary; PROVIDED that any such loans and advances made by a Borrower or any Restricted Subsidiary that are evidenced by a promissory note or other instrument shall be pledged pursuant to the Collateral Agreement;

     (g) investments received in connection with the bankruptcy or reorganization of, or settlement of delinquent accounts and disputes with, customers and suppliers, in each case in the ordinary course of business;

     (h) investments made after the Closing Date in joint ventures and other business entities (in each case that are not Subsidiaries of the Borrower) that are engaged in the same line or lines of business as the Borrower and its Restricted Subsidiaries in an aggregate amount not to exceed $50,000,000; PROVIDED that the original amount of any such investment shall be deemed reduced by any permanent return of principal or equity thereon up to but not exceeding the original amount of such investment;

     (i) loans to employees of the Borrower and the Restricted Subsidiaries in their capacity as such, in an aggregate principal amount not to exceed $1,000,000 at any time outstanding;

     (j) any investment received as consideration, in whole or in part, for any asset sale otherwise permitted hereunder in an aggregate principal amount not to exceed $25,000,000; and

     (k)    purchases of assets in the ordinary course of business.

     SECTION 11.4 LIMITATIONS ON MERGERS AND LIQUIDATION. Merge, consolidate or enter into any similar combination with any other Person or liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution) except:

     (a) any Wholly-Owned Subsidiary of the Borrower may merge with the Borrower or any other Wholly-Owned Restricted Subsidiary of the Borrower; PROVIDED that (i) in any merger involving the Borrower, the Borrower shall be the surviving entity and (ii) in any merger involving a Restricted Subsidiary, the Restricted Subsidiary shall be the surviving entity;

     (b) any Wholly-Owned Subsidiary of the Borrower may merge into the Person such Wholly-Owned Subsidiary was formed to acquire in connection with a Permitted Acquisition (and, in the case of any merger involving a Restricted Subsidiary, such Person is or becomes a Restricted Subsidiary);

     (c) any Wholly-Owned Subsidiary of the Borrower may wind-up into the Borrower or any other Wholly-Owned Restricted Subsidiary of the Borrower; and

     (d) the IDT Merger; PROVIDED, that prior to or upon the consummation thereof:

            (i) each of the conditions to the consummation of the IDT Merger shall have been satisfied or waived (with the consent of the Administrative Agent, such consent not to be unreasonably withheld);

            (ii) no Default or Event of Default shall have occurred and be continuing or would be in existence after giving effect to the consummation of the IDT Merger;

            (iii) the Administrative Agent shall be satisfied that no material adverse change has occurred in the business, properties, prospects, operations or condition (financial or otherwise) of (A) the Borrower and its Subsidiaries, taken as a whole, or (B) IDT and its Subsidiaries, taken as a whole; and

            (iv) the representations and warranties contained in Article VII and in the other Loan Documents shall be true and correct on and as of the date of consummation of the IDT Merger and after giving effect to the IDT Merger, in each case with the same effect as if made on and as of such date.

     SECTION 11.5 LIMITATIONS ON SALE OF ASSETS. Convey, sell, lease, assign, transfer or otherwise dispose of any of its property, business or assets (including, without limitation, the sale of any receivables and leasehold interests and any sale-leaseback or similar transaction), whether now owned or hereafter acquired except:

     (a)    the sale of inventory in the ordinary course of business;

     (b) the sale of obsolete assets no longer used or usable in the business of the Borrower or any of its Subsidiaries;

     (c) the transfer of assets to the Borrower or any Restricted Subsidiary of the Borrower pursuant to Section 11.4(c) or Section 11.6(b);

     (d) the sale or discount without recourse of accounts receivable arising in the ordinary course of business in connection with the compromise or collection thereof; and

     (e) the sale, transfer and other disposition of assets of the Borrower or its Restricted Subsidiaries (other than less than 100% of the equity ownership interest in a Subsidiary) that are not permitted by any other clause of this Section 11.5; PROVIDED that (i) the aggregate fair market value of all assets sold, transferred or otherwise disposed of in reliance upon this clause
(e) in the aggregate shall not exceed $50,000,000 in a Fiscal Year; PROVIDED, that such fair market value shall be determined without regard to any earnout or other contingent payments based on the financial performance or other results of the assets sold and (ii) the Borrower or applicable Restricted Subsidiary complies with the provisions of Section 4.4(b).

     SECTION 11.6 LIMITATIONS ON DIVIDENDS AND DISTRIBUTIONS. Declare or pay any dividends upon any of its capital stock; purchase, redeem, retire or otherwise acquire, directly or indirectly, any shares of its capital stock, or make any distribution of cash, property or assets among the holders of shares of its capital stock, or make any change in its capital structure which such change in its capital structure could reasonably be expected to have a

Material Adverse Effect; PROVIDED that:

     (a) the Borrower or any Restricted Subsidiary may pay dividends in shares of its own capital stock;

     (b) any Restricted Subsidiary may make dividends or distributions to any other Restricted Subsidiary or to the Borrower;

     (c) the Borrower or any Restricted Subsidiary may make any distribution (whether direct or indirect and whether in the form of cash, property, securities or otherwise) to shareholders, employees or other permitted distributees under Borrower's 1996 Omnibus Plan and other benefit or retirement plans maintained and created by the Borrower, its Restricted Subsidiaries and its Affiliates; and

     (d) the Borrower and its Subsidiaries may pay the cash consideration payable in the IDT Merger (including any payments in respect of appraisal rights).

     SECTION 11.7 LIMITATIONS ON EXCHANGE AND ISSUANCE OF CAPITAL STOCK. Issue, sell or otherwise dispose of any class or series of capital stock that, by its terms or by the terms of any security into which it is convertible or exchangeable, is, or upon the happening of an event or passage of time would be,
(a) convertible or exchangeable into Debt or (b) required to be redeemed or repurchased, including at the option of the holder, in whole or in part, or has, or upon the happening of an event or passage of time would have, a redemption or similar payment due, except for any class or series of capital stock that is not required to be redeemed or repurchased prior to the date which is one (1) year and one (1) day following the Term Loan Maturity Date.

     SECTION 11.8 TRANSACTIONS WITH AFFILIATES.Except for transactions permitted by Sections 11.3, 11.6 and 11.7 and those listed on Schedule 11.8, directly or indirectly (a) make any loan or advance to, or purchase or assume any note or other obligation to or from, any of its officers, directors, shareholders or other Affiliates, or to or from any member of the immediate family of any of its officers, directors, shareholders or other Affiliates, or subcontract any operations to any of its Affiliates or (b) enter into, or be a party to, any other transaction not described in clause (a) above with any of its Affiliates, except pursuant to the reasonable requirements of its business and upon fair and reasonable terms that are (i) fully disclosed to and approved in writing by (A) the Administrative Agent; PROVIDED, that the aggregate of all such transactions approved by the Administrative Agent does not exceed $5,000,000, or (B) the Required Lenders, if the aggregate of all such transactions exceeds $5,000,000, prior to the consummation thereof and (ii) no less favorable to it than it would obtain in a comparable arm's length transaction with a Person not its Affiliate.

     SECTION 11.9   CERTAIN ACCOUNTING CHANGES; ORGANIZATIONAL DOCUMENTS.
(a) Change its Fiscal Year end, or make any change in its accounting treatment and reporting practices except as required by GAAP or (b) amend, modify or change its articles of incorporation (or corporate charter or other similar organizational documents) or amend, modify or change its bylaws (or other similar documents) in any manner materially adverse in any respect to the rights or interests of the Lenders.

     SECTION 11.10  AMENDMENTS; PAYMENTS AND PREPAYMENTS OF SUBORDINATED
DEBT.

     (a) Amend or modify (or permit the modification or amendment of) any of the terms or provisions of any Subordinated Debt (including, without limitation, any Permitted Subordinated Debt) including, without limitation, any amendment or modification to (i) increase the interest rate applicable thereto, (ii) change any date upon which payments of principal or interest on any Subordinated Debt or other obligations thereunder are due to an earlier date, (iii) add or make more restrictive any event of default or any covenant with respect to any Subordinated Debt or any other obligations thereunder (other than proportional amendments to the covenants thereunder corresponding to and made in connection with an amendment to the covenants set forth herein), (iv) change any redemption or prepayment provision of any Subordinated Debt or any other payment obligations thereunder to an earlier date or add any additional events requiring such redemption, payment or prepayment, (v) alter the subordination provisions with respect to obligations under any Subordinated Debt, (vi) other than as permitted pursuant to Section 11.2(j), grant or suffer any holder of any Subordinated Debt to acquire any Lien or security interest in any assets of the Borrower or any Subsidiary thereof or any other assets securing the Obligations, or (vii) change or amend any other term of any Subordinated Debt or any other obligations thereunder if such change or amendment would result in a Default or Event of Default under this Agreement or the other Loan Documents; and

     (b) Cancel, forgive, make any payment or prepayment on, or redeem or acquire for value (including, without limitation, (i) by way of depositing with any trustee with respect thereto money or securities before due for the purpose of paying when due or (ii) at the maturity thereof except a Permitted Escrow Deposit during the applicable Hold Period) any Subordinated Debt, other than (A) refinancing of the Senior Subordinated Notes to the extent permitted by Section 11.1(j), (B) regularly scheduled payments of accrued interest on any Permitted Subordinated Debt, to the extent such payments are permitted under the subordination provisions applicable to such Permitted Subordinated Debt and (C) a Permitted Escrow Redemption.

     (c) Deliver any "payment blockage notice" (or substantially equivalent notice) under any instruments and documents, now or in the future, relating to any Subordinated Debt without the prior written consent of the Administrative Agent and the Required Lenders.

     SECTION 11.11 AMENDMENTS, CONSENTS AND WAIVERS UNDER THE IDT MERGER DOCUMENTS. Materially amend, modify, waive (or permit the material amendment, modification of or waiver of) any of the terms or provisions of any of the IDT Merger Documents without the prior written approval of the Administrative Agent and Required Lenders, which shall not be unreasonably withheld.

     SECTION 11.12  RESTRICTIVE AGREEMENTS.

     (a) Enter into any Debt which (i) contains any negative pledge on assets or any covenants more restrictive than the provisions of Articles IX, X, or XI hereof, or (ii) restricts, limits or otherwise encumbers its ability to incur Liens on or with respect to any of its assets or properties other than the assets or properties securing such Debt (excluding, solely for the purposes of this Section 11.12(a), any Permitted Subordinated Debt so long as such Subordinated Debt does not restrict, limit or otherwise encumber the ability of the Borrower or any Restricted Subsidiary to incur Liens in favor of the Administrative Agent or any Lender).

     (b) Enter into or permit to exist any agreement which impairs or limits the ability of any Restricted Subsidiary of the Borrower to pay dividends to the Borrower.

     SECTION 11.13 NATURE OF BUSINESS. Alter in any material respect the character or conduct of the business conducted by the Borrower and its Restricted Subsidiaries as of the Closing Date.

     SECTION 11.14 LIMITATION ON BONDING OBLIGATIONS. Create, incur, assume or suffer to exist Bonding Obligations in an aggregate amount in excess of $20,000,000 outstanding at any time during the term hereof.

     SECTION 11.15 IMPAIRMENT OF SECURITY INTERESTS. Take or omit to take any action, which might or would have the result of materially impairing the security interests in favor of the Administrative Agent for the ratable benefit of itself and the Lenders with respect to the Collateral or grant to any Person (other than the Administrative Agent for the benefit of itself and the Lenders pursuant to the Security Documents) any interest whatsoever in the Collateral, except for Liens permitted under Section 11.2 and asset sales permitted under
Section 11.5.

                                   ARTICLE XII

                              DEFAULT AND REMEDIES

     SECTION 12.1 EVENTS OF DEFAULT. Each of the following shall constitute an Event of Default, whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment or order of any court or any order, rule or regulation of any Governmental Authority or otherwise:

     (a) DEFAULT IN PAYMENT OF PRINCIPAL OF LOANS AND REIMBURSEMENT OBLIGATIONS. The Borrower shall default in any payment of principal of any Loan, Note or Reimbursement Obligation when and as due (whether at maturity, by reason of acceleration or otherwise).

     (b) OTHER PAYMENT DEFAULT. The Borrower shall default in the payment when and as due (whether at maturity, by reason of acceleration or otherwise) of interest on any Loan, Note or Reimbursement Obligation or the payment of any other Obligation and such default shall continue for a period of three (3) Business Days.

     (c) MISREPRESENTATION. Any representation or warranty made or deemed to be made by the Borrower or any of its Restricted Subsidiaries under this Agreement, any other Loan Document or any amendment hereto or thereto, shall at any time prove to have been incorrect or misleading in any material respect when made or deemed made.

     (d) DEFAULT IN PERFORMANCE OF CERTAIN COVENANTS. The Borrower shall default in the performance or observance of any covenant or agreement contained in Sections 8.1, 8.2, or 8.5(e)(i) or Articles X or XI of this Agreement.

     (e) DEFAULT IN PERFORMANCE OF OTHER COVENANTS AND CONDITIONS. The Borrower or any Restricted Subsidiary thereof shall default in the performance or observance of any term, covenant, condition or agreement contained in this Agreement (other than as specifically provided for otherwise in this Section 12.1) or any other Loan Document and such default shall continue for a period of thirty (30) days after written notice thereof has been given to the Borrower by the Administrative Agent.

     (f) HEDGING AGREEMENT. The Borrower or any of its Restricted Subsidiaries shall default in the performance or observance of any terms, covenant, condition or agreement (after giving effect to any applicable grace or cure period) under any Hedging Agreement and such default causes the termination of such Hedging Agreement or permits any counterparty to such Hedging Agreement to terminate any such Hedging Agreement.

     (g) DEBT CROSS-DEFAULT. The Borrower or any of its Restricted Subsidiaries shall (i) default in the payment of any Debt (other than the Loans or any Reimbursement Obligation) the aggregate outstanding amount of which Debt is in excess of $25,000,000 beyond the period of grace if any, provided in the instrument or agreement under which such Debt was created, or (ii) default in the observance or performance of any other agreement or condition relating to any Debt (other than the Loans or any Reimbursement Obligation) the aggregate outstanding amount of which Debt is in excess of $25,000,000 or contained in any instrument or agreement evidencing, securing or relating thereto or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Debt (or a trustee or agent on behalf of such holder or holders) to cause, with the giving of notice if required, any such Debt to become due prior to its stated maturity (any applicable grace period having expired).

     (h) OTHER CROSS-DEFAULTS. The Borrower or any of its Restricted Subsidiaries shall default in the payment when due, or in the performance or observance, of any obligation or condition of any Material Contract (including, without limitation, the IDT Merger Agreement), which such default, either individually, or in the aggregate with all other outstanding defaults under other Material Contracts (including, for purposes hereof, the effect of termination of any other Material Contracts that could reasonably be expected to be terminated as a result of such existing default or defaults), could reasonably be expected to have a Material Adverse Effect.

     (i) CHANGE IN CONTROL. (i) Any person or group of persons (within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended) shall obtain ownership or control in one or more series of transactions of more than thirty percent (30%) of the common stock or thirty percent (30%) of the voting power of the Borrower entitled to vote in the election of members of the board of directors of the Borrower, (ii) there shall have occurred under any indenture or other instrument evidencing any Debt in excess of $25,000,000 any "change in control" (as defined in such indenture or other evidence of Debt) obligating the Borrower to repurchase, redeem or repay all or any part of the Debt or capital stock provided for therein or (iii) any "Change of Control" under and/or as defined in any Permitted Subordinated Debt, including, without limitation, the Senior Subordinated Notes, the Senior Subordinated Note Documents or any document executed in connection therewith (any such event , a "CHANGE IN CONTROL").

     (j) VOLUNTARY BANKRUPTCY PROCEEDING. The Borrower or any Restricted Subsidiary thereof shall (i) commence a voluntary case under the federal bankruptcy laws (as now or hereafter in effect), (ii) file a petition seeking to take advantage of any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or composition for adjustment of debts, (iii) consent to or fail to contest in a timely and appropriate manner any petition filed against it in an involuntary case under such bankruptcy laws or other laws, (iv) apply for or consent to, or fail to contest in a timely and appropriate manner, the appointment of, or the taking of possession by, a receiver, custodian, trustee, or liquidator of itself or of a substantial part of its property, domestic or foreign, (v) be generally unable to, or admit in writing its inability to, pay its debts as they become due, (vi) make a general assignment for the benefit of creditors, or (vii) take any corporate action for the purpose of authorizing any of the foregoing.

     (k) INVOLUNTARY BANKRUPTCY PROCEEDING. A case or other proceeding shall be commenced against the Borrower or any Restricted Subsidiary thereof in any court of competent jurisdiction seeking (i) relief under the federal bankruptcy laws (as now or hereafter in effect) or under any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or adjustment of debts, or (ii) the appointment of a trustee, receiver, custodian, liquidator or the like for the Borrower or any Restricted Subsidiary thereof or for all or any substantial part of their respective assets, domestic or foreign, and such case or proceeding shall continue without dismissal or stay for a period of sixty (60) consecutive days, or an order granting the relief requested in such case or proceeding (including, but not limited to, an order for relief under such federal bankruptcy laws) shall be entered.

     (l) FAILURE OF AGREEMENTS. Any provision of this Agreement or any provision of any other Loan Document shall for any reason cease to be valid and binding on the Borrower or any Restricted Subsidiary party thereto or any such Person shall so state in writing, or any Loan Document shall for any reason cease to create a valid and perfected first priority Lien on, or security interest in, any of the collateral purported to be covered thereby, in each case other than in accordance with the express terms hereof or thereof.

     (m) TERMINATION EVENT. Except where the failure to do so could not reasonably be expected to create a Material Adverse Effect, the occurrence of any of the following events: (i) the Borrower or any ERISA Affiliate fails to make full payment when due of all amounts which, under the provisions of any Pension Plan or Section 412 of the Code, the Borrower or any ERISA Affiliate is required to pay as contributions thereto, (ii) an accumulated funding deficiency occurs or exists, whether or not waived, with respect to any Pension Plan, (iii) a Termination Event or (iv) the Borrower or any ERISA Affiliate as employers under one or more Multiemployer Plans makes a complete or partial withdrawal from any such Multiemployer Plan and the plan sponsor of such Multiemployer Plans notifies such withdrawing employer that such employer has incurred a withdrawal liability.

     (n) JUDGMENT. A judgment or order for the payment of money which causes the aggregate amount of all such judgments to exceed $10,000,000 in any Fiscal Year shall be entered against the Borrower or any of its Restricted Subsidiaries by any court and such judgment or order shall continue without discharge or stay for a period of thirty (30) days.

     (o) ENVIRONMENTAL. Any one or more Environmental Claims shall have been asserted against the Borrower or any of its Restricted Subsidiaries; the Borrower and its Restricted Subsidiaries would be reasonably likely to incur liability as a result thereof; and such liability would be reasonably likely, individually or in the aggregate, to have a Material Adverse Effect.

     (p) GOVERNMENT CONTRACTS. Any of the Borrower, its Restricted Subsidiaries or its Affiliates, (i) is debarred or suspended by any Governmental Authority, or has been issued a notice of proposed debarment or notice of proposed suspension by any Governmental Authority; (ii) is the subject of an investigation by any Governmental Authority (other than a normal and customary review) involving or possibly involving fraud or willful misconduct which could reasonably be expected to result in criminal liability, civil liability or expense in excess of $5,000,000, suspension, debarment or any other adverse administrative action; and (iii) is a party to any Material Contract with any Governmental Authority which has been actually terminated due to the Borrower's, such Restricted Subsidiary's or such Affiliate's alleged fraud or willful misconduct.

     SECTION 12.2 REMEDIES. Upon the occurrence of an Event of Default (which such Event of Default has not previously been cured or waived in accordance with
Section 14.11), with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to the Borrower:

     (a) ACCELERATION; TERMINATION OF FACILITIES. Declare the principal of and interest on the Loans, the Notes and the Reimbursement Obligations at the time outstanding, and all other amounts owed to the Lenders and to the Administrative Agent under this Agreement or any of the other Loan Documents (including, without limitation, all L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented or shall be entitled to present the documents required thereunder) and all other Obligations (other than Hedging Obligations), to be forthwith due and payable, whereupon the same shall immediately become due and payable without presentment, demand, protest or other notice of any kind, all of which are expressly waived, anything in this Agreement or the other Loan Documents to the contrary notwithstanding, and terminate the Credit Facility and any right of the Borrower to request borrowings or Letters of Credit thereunder; PROVIDED, that upon the occurrence of an Event of Default specified in Section 12.1(j) or (k), the Credit Facility shall be automatically terminated and all Obligations (other than Hedging Obligations) shall automatically become due and payable without presentment, demand, protest or other notice of any kind, all of which are expressly waived, anything in this Agreement or in any other Loan Document to the contrary notwithstanding.

     (b) LETTERS OF CREDIT. With respect to all Letters of Credit with respect to which presentment for honor shall not have occurred at the time of an acceleration pursuant to the preceding paragraph, the Borrower shall at such time deposit in a cash collateral account opened by the Administrative Agent an amount equal to the aggregate then undrawn and unexpired amount of such Letters of Credit (which such cash collateral shall be deposited in the applicable Permitted Currency in which each Letter of Credit is denominated). Amounts held in such cash collateral account shall be applied by the Administrative Agent to the payment of drafts drawn under such Letters of Credit, and the unused portion thereof after all such Letters of Credit shall have expired or been fully drawn upon, if any, shall be applied to repay the other Obligations on a PRO RATA basis. After all such Letters of Credit shall have expired or been fully drawn upon, the Reimbursement Obligation shall have been satisfied and all other Obligations shall have been paid in full, the balance, if any, in such cash collateral account shall be returned to the Borrower.

     (c) RIGHTS OF COLLECTION. Exercise on behalf of the Lenders all of its other rights and remedies under this Agreement, the other Loan Documents and Applicable Law, in order to satisfy all of the Borrower's Obligations.

     SECTION 12.3 RIGHTS AND REMEDIES CUMULATIVE; NON-WAIVER; ETC. The enumeration of the rights and remedies of the Administrative Agent and the Lenders set forth in this Agreement is not intended to be exhaustive and the exercise by the Administrative Agent and the Lenders of any right or remedy shall not preclude the exercise of any other rights or remedies, all of which shall be cumulative, and shall be in addition to any other right or remedy given hereunder or under the other Loan Documents or that may now or hereafter exist at law or in equity or by suit or otherwise. No delay or failure to take action on the part of the Administrative Agent or any Lender in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege or shall be construed to be a waiver of any Event of Default. No course of dealing between the Borrower, the Administrative Agent and the Lenders or their respective agents or employees shall be effective to change, modify or discharge any provision of this Agreement or any of the other Loan Documents or to constitute a waiver of any Event of Default.

     SECTION 12.4   JUDGMENT CURRENCY.

     (a) The obligation of the Borrower to make payments of any amounts payable hereunder or pursuant to any other Loan Document in the currency specified for such payment shall not be discharged or satisfied by any tender, or any recovery pursuant to any judgment, which is expressed in or converted into any other currency, except to the extent that such tender or recovery shall result in the actual receipt by each of the Administrative Agent and Lenders of the full amount of the particular Permitted Currency expressed to be payable pursuant to the applicable Loan Document. The Administrative Agent shall, using all amounts obtained or received from the Borrower pursuant to any such tender or recovery in payment of principal of and interest on the Obligations, promptly purchase the applicable currency at the most favorable spot exchange rate determined by the Administrative Agent to be available to it. The obligation of the Borrower to make payments in the applicable currency shall be enforceable as an alternative or additional cause of action solely for the purpose of recovering in the applicable currency the amount, if any, by which such actual receipt shall fall short of the full amount of the currency expressed to be payable pursuant to the applicable Loan Document.

     (b) Without limiting Section 12.4(a), the Borrower shall indemnify and hold harmless the Administrative Agent, the Lenders and the Issuing Lender, as applicable, against any loss incurred by the Administrative Agent, any Lender or the Issuing Lender as a result of any payment or recovery described in Section 12.4(a) and as a result of any variation having occurred in rates of exchange between the date of any such amount becoming due under this Agreement or any other Loan Document and the date of actual payment thereof. The foregoing indemnity shall constitute a separate and independent obligation of the Borrower and shall continue in full force and effect notwithstanding any such payment or recovery.

                                  ARTICLE XIII

                            THE ADMINISTRATIVE AGENT

     SECTION 13.1 APPOINTMENT. Each of the Lenders hereby irrevocably designates and appoints Wachovia as Administrative Agent of such Lender under this Agreement and the other Loan Documents for the term hereof and each such Lender irrevocably authorizes Wachovia, as Administrative Agent for such Lender, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of this Agreement and such other Loan Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement or such other Loan Documents, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein and therein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or the other Loan Documents or otherwise exist against the Administrative Agent. Any reference to the Administrative Agent in this Article XIII shall be deemed to refer to the Administrative Agent solely in its capacity as Administrative Agent and not in its capacity as a Lender. In performing its functions and duties under this Agreement and each of the other Loan Documents or in connection with them and in respect of anything relating to them, the Administrative Agent shall act solely as the administrative agent of (but not as trustee for (except to the extent specifically required pursuant to the Security Documents)) the Lenders, and the Administrative Agent shall not have any fiduciary duty towards any Person (except as expressly referred to above) or be under any obligation other than those expressly provided for in this Agreement and any of the other Loan Documents.

     The Administrative Agent shall not in any way whatsoever assume, nor shall it be deemed to have assumed, any obligation as agent of or trustee for, or any relationship of agency or trust with or for, the Borrower or any Subsidiary thereof.

     SECTION 13.2 DELEGATION OF DUTIES. The Administrative Agent may execute any of its respective duties under this Agreement and the other Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by the Administrative Agent with reasonable care.

     SECTION 13.3 EXCULPATORY PROVISIONS. Neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact, Subsidiaries or Affiliates shall be (a) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or the other Loan Documents (except for actions occasioned solely by its or such Person's own gross negligence or willful misconduct), or (b) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by the Borrower or any of its Subsidiaries or any officer thereof contained in this Agreement or the other Loan Documents or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or the other Loan Documents or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or the other Loan Documents or for any failure of the Borrower or any of its Subsidiaries to perform its obligations hereunder or thereunder. The Administrative Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement, or to inspect the properties, books or records of the Borrower or any of its Subsidiaries.

     SECTION 13.4 RELIANCE BY THE ADMINISTRATIVE AGENT. The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Borrower), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless such Note shall have been transferred in accordance with Section 14.10. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement and the other Loan Documents unless it shall first receive such advice or concurrence of the Required Lenders (or, when expressly required hereby or by the relevant other Loan Documents, all the Lenders) as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action except for its own gross negligence or willful misconduct. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the Notes in accordance with a request of the Required Lenders (or, when expressly required hereby, all the Lenders), and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Notes.

     SECTION 13.5 NOTICE OF DEFAULT. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default unless it has received notice from a Lender or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Administrative Agent receives such a notice, it shall promptly give notice thereof to the Lenders. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders (or, when expressly required hereby, all the Lenders); PROVIDED that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders, EXCEPT to the extent that other provisions of this Agreement expressly require that any such action be taken or not be taken only with the consent and authorization or the request of the Lenders or Required Lenders, as applicable.

     SECTION 13.6 NON-RELIANCE ON THE ADMINISTRATIVE AGENT AND OTHER LENDERS. Each Lender expressly acknowledges that neither the Administrative Agent nor any of its respective officers, directors, employees, agents, attorneys-in-fact, Subsidiaries or Affiliates has made any representations or warranties to it and that no act by the Administrative Agent hereafter taken, including any review of the affairs of the Borrower or any of its Subsidiaries, shall be deemed to constitute any representation or warranty by the Administrative Agent to any Lender. Each Lender represents to the Administrative Agent that it has, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Borrower and its Subsidiaries and made its own decision to make its Loans and issue or participate in Letters of Credit hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Borrower and its Subsidiaries. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent hereunder or by the other Loan Documents, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, financial and other condition or creditworthiness of the Borrower or any of its Subsidiaries which may come into the possession of the Administrative Agent or any of its respective officers, directors, employees, agents, attorneys-in-fact, Subsidiaries or Affiliates.

     SECTION 13.7 INDEMNIFICATION. The Lenders severally agree to indemnify the Administrative Agent in its capacity as such and (to the extent that the Administrative Agent shall be entitled to be, and shall not have been, reimbursed by the Borrower and without limiting the obligation of the Borrower to do so), ratably according to the respective amounts of their Revolving Credit Commitment Percentages and/or applicable Term Loan Percentages, as applicable, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Loans or any Reimbursement Obligation) be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of this Agreement or the other Loan Documents, or any documents, reports or other information provided to the Administrative Agent or any Lender or contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Administrative Agent under or in connection with any of the foregoing; PROVIDED that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from the Administrative Agent's bad faith, gross negligence or willful misconduct. The agreements in this Section 13.7 shall survive the payment of the Loans, any Reimbursement Obligation and all other amounts payable hereunder and the termination of this Agreement.

     SECTION 13.8 THE ADMINISTRATIVE AGENT IN ITS INDIVIDUAL CAPACITY. The Administrative Agent and its respective Subsidiaries and Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Borrower as though the Administrative Agent were not the Administrative Agent hereunder. With respect to any Loans made or renewed by it and any Note issued to it and with respect to any Letter of Credit issued by it or participated in by it, the Administrative Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any Lender and may exercise the same as though it were not the Administrative Agent, and the terms "Lender" and "Lenders" shall include the Administrative Agent in its individual capacity.

     SECTION 13.9 RESIGNATION OF THE ADMINISTRATIVE AGENT; SUCCESSOR ADMINISTRATIVE AGENT. Subject to the appointment and acceptance of a successor as provided below, the Administrative Agent may resign at any time by giving thirty (30) days notice thereof to the Lenders and the Borrower. Upon any such resignation, the Required Lenders shall have the right to appoint a successor Administrative Agent, which successor shall have minimum capital and surplus of at least $500,000,000 and (so long as no Default or Event of Default has occurred and is continuing) be reasonably acceptable to the Borrower. If no successor Administrative Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the Administrative Agent's giving of notice of resignation, then the Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, which successor shall have minimum capital and surplus of at least $500,000,000 and be reasonably acceptable to the Borrower (so long as no Default or Event of Default has occurred and is continuing). Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. After any retiring Administrative Agent's resignation hereunder as Administrative Agent, the provisions of this Section 13.9 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Administrative Agent.

     SECTION 13.10 TRUSTEE POWERS. Except as otherwise expressly provided in this Agreement and any of the other Loan Documents, in its capacity as trustee under certain of the Security Documents the Administrative Agent shall have:

     (a) the benefit of all the provisions in this Article XIII and all other agency, indemnification and exculpatory provisions set forth in any other Loan Documents;

     (b) all the powers of an absolute owner of the Lien constituted by such Security Documents;

     (c)    the power of appointing new and/or additional trustees; and

     (d) all the powers and discretions conferred on trustees by the Trustee Act 1925 of the laws of England (to the extent not inconsistent with this Agreement and the other Loan Documents) and on the Administrative Agent by this Agreement and the other Loan Documents (including without limitation the power to invest all monies which are received by the Administrative Agent under the trusts contained in such Security Documents in its name or under its control in any investment for the time being authorized by United States, English or other applicable law for the investment by trustees of trust money or in any other investments which may be selected by the Administrative Agent). Additionally, the Administrative Agent shall have the power to place such monies on deposit in its name or under its control at such bank or institution (including at the Administrative Agent) and on such terms as the Administrative Agent may determine.

     SECTION 13.11 DOCUMENTATION AGENT AND SYNDICATION AGENT. Other than as expressly provided herein, the Documentation and Syndication Agents, in their respective capacities as documentation and syndication agents, shall have no duties or responsibilities under this Agreement or any other Loan Document.

                                   ARTICLE XIV

                                  MISCELLANEOUS

     SECTION 14.1   NOTICES.

     (a) METHOD OF COMMUNICATION. Except as otherwise provided in this Agreement, all notices and communications hereunder shall be in writing, or by telephone subsequently confirmed in writing. Any notice shall be effective if delivered by hand delivery or sent via telecopy, recognized overnight courier service or certified mail, return receipt requested, and shall be presumed to be received by a party hereto (i) on the date of delivery if delivered by hand or sent by telecopy, (ii) on the next Business Day if sent by recognized overnight courier service and (iii) on the third Business Day following the date sent by certified mail, return receipt requested. A telephonic notice to the Administrative Agent as understood by the Administrative Agent will be deemed to be the controlling and proper notice in the event of a discrepancy with or failure to receive a confirming written notice.

     (b) ADDRESSES FOR NOTICES. Notices to any party shall be sent to it at the following addresses, or any other address as to which all the other parties are notified in writing.

     If to the Borrower:           DRS Technologies, Inc.
                                   Corporate Headquarters
                                   5 Sylvan Way
                                   Parsippany, New Jersey 07054
                                   Attention: Richard Schneider,
                                              Executive Vice-President
                                              Donald Hardman, Treasurer
                                   Telephone No.: (973) 898-6021
                                   Telecopy No.: (973) 898-0952

     If to Wachovia as             Wachovia Bank, National Association
      Administrative Agent:        Charlotte Plaza, CP-8
                                   201 South College Street
                                   Charlotte, North Carolina 28288-0680
                                   Attention: Syndication Agency Services
                                   Telephone No.: (704) 374-2698
                                   Telecopy No.: (704) 383-0288

     If to any Lender:             To the address set forth in the Register

     (c) ADMINISTRATIVE AGENT'S OFFICE. The Administrative Agent hereby designates its office located at the address set forth above, or any subsequent office which shall have been specified for such purpose by written notice to the Borrower and Lenders, as the Administrative Agent's Office referred to herein, to which payments due are to be made and at which Loans will be disbursed.

     SECTION 14.2 EXPENSES; INDEMNITY. The Borrower will (a) pay all reasonable out-of-pocket expenses of the Administrative Agent in connection with
(i) the preparation, execution and delivery of this Agreement and each other Loan Document, whenever the same shall be executed and delivered, including, without limitation, all out-of-pocket syndication and due diligence expenses and reasonable fees and disbursements of counsel for the

Administrative Agent and (ii) the preparation, execution and delivery of any waiver, amendment or consent by the Administrative Agent or the Lenders relating to this Agreement or any other Loan Document, including, without limitation, reasonable fees and disbursements of counsel for the Administrative Agent, (b) after the occurrence and during the continuance of an Event of Default, pay all reasonable out-of-pocket expenses of the Administrative Agent and each Lender actually incurred in connection with the administration and enforcement of any rights and remedies of the Administrative Agent and Lenders under the Credit Facility including, without limitation, in connection with any workout, restructuring, bankruptcy or other similar proceeding, creating and perfecting Liens in favor of Administrative Agent on behalf of Lenders pursuant to any Security Document, enforcing any Obligations of or collecting any payments due from the Borrower or any Subsidiary Guarantor by reason of an Event of Default (including in connection with the sale of, collection from, or other realization upon any of the Collateral or the enforcement of the Subsidiary Guaranty Agreement, consulting with appraisers, accountants, engineers, attorneys and other Persons concerning the nature, scope or value of any right or remedy of the Administrative Agent or any Lender hereunder or under any other Loan Document or any factual matters in connection therewith, which expenses shall include without limitation the reasonable fees and disbursements of such Persons, and (c) defend, indemnify and hold harmless the Administrative Agent and the Lenders, and their respective parents, Subsidiaries, Affiliates, employees, agents, officers and directors, from and against any losses, penalties, fines, liabilities, settlements, damages, costs and expenses suffered by any such Person in connection with any claim (including, without limitation, any Environmental Claims), investigation, litigation or other proceeding (whether or not the Administrative Agent or any Lender is a party thereto) and the prosecution and defense thereof, arising out of or in any way connected with the Loans, this Agreement, any other Loan Document, or any documents, reports or other information provided to the Administrative Agent or any Lender or contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby, including, without limitation, reasonable attorney's and consultant's fees, except to the extent that any of the foregoing directly result from the gross negligence or willful misconduct of the party seeking indemnification therefor.

     SECTION 14.3   SET OFF.

     (a) In addition to any rights now or hereafter granted under Applicable Law and not by way of limitation of any such rights, upon and after the occurrence of any Event of Default and during the continuance thereof, the Lenders and any assignee or participant of a Lender in accordance with Section
14.10 are hereby authorized by the Borrower at any time or from time to time, without notice to the Borrower or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all deposits (general or special, time or demand, including, but not limited to, indebtedness evidenced by certificates of deposit, whether matured or unmatured) and any other indebtedness at any time held or owing by the Lenders, or any such assignee or participant to or for the credit or the account of the Borrower against and on account of the Obligations irrespective of whether or not (i) the Lenders shall have made any demand under this Agreement or any of the other Loan Documents or (ii) the Administrative Agent shall have declared any or all of the Obligations to be due and payable as permitted by Section 12.2 and although such Obligations shall be contingent or unmatured. Notwithstanding the preceding sentence, each Lender agrees to notify within three (3) Business Days the Borrower and the Administrative Agent after any such set-off and application, provided that the failure to give such notice shall not affect the validity of such set-off and application.

     (b) Any amount to be set off pursuant to Section 14.3(a) shall be denominated in Dollars and any amount denominated in an Alternative Currency shall be in an amount equal to the Dollar Amount of such amount at the most favorable spot exchange rate determined by the Administrative Agent to be available to it; provided that if at the time of any such determination no such spot exchange rate can reasonably be determined, the Administrative Agent may use any reasonable method as it deems applicable to determine such rate, any such determination to be conclusive absent manifest error.

     (c) Each Lender and any assignee or participant of such Lender in accordance with Section 14.10 are hereby authorized by the Borrower to combine currencies, as deemed necessary by such Person, in order to effect any set-off pursuant to Section 14.3(a).

     SECTION 14.4 GOVERNING LAW. This Agreement, the Notes and the other Loan Documents, unless otherwise expressly set forth therein, shall be governed by, construed and enforced in accordance with, the laws of the State of New York (including Section 5-1401 and Section 5-1402 of the General Obligations Law of the State of

New York), without regard to the conflicts of law provisions of such state.

     SECTION 14.5   JURISDICTION AND VENUE.

     (a) JURISDICTION. The Borrower hereby irrevocably consents to the personal jurisdiction of the state and federal courts located in New York, New York (and any courts from which an appeal from any of such courts must or may be taken), in any action, claim or other proceeding arising out of any dispute in connection with this Agreement, the Notes and the other Loan Documents, any rights or obligations hereunder or thereunder, or the performance of such rights and obligations. The Borrower hereby irrevocably consents to the service of a summons and complaint and other process in any action, claim or proceeding brought by the Administrative Agent or any Lender in connection with this Agreement, the Notes or the other Loan Documents, any rights or obligations hereunder or thereunder, or the performance of such rights and obligations, on behalf of itself or its property, in the manner specified in Section 14.1. Nothing in this Section 14.5 shall affect the right of the Administrative Agent or any Lender to serve legal process in any other manner permitted by Applicable Law or affect the right of the Administrative Agent or any Lender to bring any action or proceeding against the Borrower or its properties in the courts of any other jurisdictions.

     (b) VENUE. The Borrower hereby irrevocably waives any objection it may have now or in the future to the laying of venue in the aforesaid jurisdiction in any action, any dispute, claim or controversy arising out of, connected with or relating to this Agreement or any other Loan Document ("DISPUTES") or the rights and obligations of the parties hereunder or thereunder. The Borrower irrevocably waives, in connection with such action, claim or proceeding, any plea or claim that the action, claim or other proceeding has been brought in an inconvenient forum.

     SECTION 14.6   WAIVER OF JURY TRIAL.

     (a) JURY TRIAL. THE ADMINISTRATIVE AGENT, EACH LENDER AND THE BORROWER HEREBY IRREVOCABLY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL WITH RESPECT TO ANY ACTION, CLAIM OR OTHER PROCEEDING ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, THE NOTES OR THE OTHER LOAN DOCUMENTS, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER, OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS.

     (b) PRESERVATION OF CERTAIN REMEDIES. The parties hereto and the other Loan Documents preserve, without diminution, certain remedies that such Persons may employ or exercise freely, either alone, in conjunction with or during a Dispute. Each such Person shall have and hereby reserves the right to proceed in any court of proper jurisdiction or by self help to exercise or prosecute the following remedies, as applicable: (i) all rights to foreclose against any real or personal property or other security by exercising a power of sale granted in the Loan Documents or under Applicable Law or by judicial foreclosure and sale, including a proceeding to confirm the sale, (ii) all rights of self help including peaceful occupation of property and collection of rents, set off, and peaceful possession of property, (iii) obtaining provisional or ancillary remedies including injunctive relief, sequestration, garnishment, attachment, appointment of receiver and in filing an involuntary bankruptcy proceeding, and
(iv) when applicable, a judgment by confession of judgment. Preservation of these remedies does not limit the power of an arbitrator to grant similar remedies that may be requested by a party in a Dispute.

     SECTION 14.7 REVERSAL OF PAYMENTS. To the extent the Borrower makes a payment or payments to the Administrative Agent for the ratable benefit of the Lenders or the Administrative Agent receives any payment or proceeds of the collateral which payments or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or otherwise required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause (whether by demand, settlement, litigation or otherwise), then, to the extent of such payment or proceeds repaid, the Obligations or part thereof intended to be satisfied shall be revived and continued in full force and effect as if such payment or proceeds had not been received by the Administrative Agent.

     SECTION 14.8   INJUNCTIVE RELIEF; PUNITIVE DAMAGES.

     (a) The Borrower recognizes that, in the event the Borrower fails to perform, observe or discharge any of its obligations or liabilities under this Agreement, any remedy of law may prove to be inadequate relief to the Lenders. Therefore, the Borrower agrees that the Lenders, at the Lenders' option, shall be entitled to seek temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

     (b) The Administrative Agent, the Lenders and the Borrower (on behalf of itself and its Subsidiaries) hereby agree that no such Person shall have a remedy of punitive or exemplary damages against any other party to a Loan Document and each such Person hereby waives any right or claim to punitive or exemplary damages that they may now have or may arise in the future in connection with any Dispute.

     SECTION 14.9 ACCOUNTING MATTERS. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time, provided that, if the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance therewith.

     SECTION 14.10  SUCCESSORS AND ASSIGNS; PARTICIPATIONS.

     (a) BENEFIT OF AGREEMENT. This Agreement shall be binding upon and inure to the benefit of the Borrower, the Administrative Agent and the Lenders, all future holders of the Notes, and their respective successors and assigns, except that the Borrower shall not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of each Lender (and any attempted such assignment or transfer without such consent shall be null and void).

     (b) ASSIGNMENT BY LENDERS. Each Lender may, in the ordinary course of its business and in accordance with Applicable Law, sell or assign to any Lender, any Affiliate of a Lender or in the case of the Term Loans any Approved Fund and with the consent of the Borrower (so long as no Default or Event of Default has occurred and is continuing) and the consent of the Administrative Agent, which consents shall not be unreasonably withheld or delayed, assign to one or more other Eligible Assignees (any of the forgoing assignees or purchasers, a "PURCHASING LENDER") all or a portion of its interests, rights and obligations under this Agreement and the other Loan Documents (including, without limitation, all or a portion of the Extensions of Credit at the time owing to it and the Notes held by it); PROVIDED that:

            (i) each such assignment shall be of a constant, and not a varying, percentage of the Revolving Credit Commitment and/or the Term Loan Commitment, as applicable, of the assigning Lender's rights and obligations under this Agreement;

            (ii) if less than all of the assigning Lender's Revolving Credit Commitment or Term Loan Commitment, as applicable, is to be assigned, the Commitment so assigned shall not be less than $5,000,000 with respect to the Revolving Credit Facility and $1,000,000 with respect to the Term Loan Facility (or otherwise agreed by the Administrative Agent and, so long as no Default or Event of Default has occurred and is continuing, consented to by the Borrower, which consent by the Borrower will not be unreasonably withheld or delayed), UNLESS such sale or assignment is made to an existing Lender, to an Affiliate thereof, or (with respect to any Term Loan) to an Approved Fund, in which case no minimum amount shall apply;

            (iii) the Purchasing Lender shall have delivered to the Administrative Agent all United States Internal Revenue Service Forms required pursuant to Section 5.13(e) and all of the parties to each such assignment shall execute and deliver to the Administrative Agent, for its acceptance and recording in the Register, an Assignment and Acceptance substantially in the form of EXHIBIT G attached hereto (an "ASSIGNMENT AND ACCEPTANCE"), together with (to the extent requested by any Purchasing Lender) any Note or Notes subject to such assignment;

            (iv) no assignment of a Revolving Credit Commitment, or participation in L/C Obligations or Swingline Loans shall be made without the prior written consent of the Administrative Agent, the Swingline Lender, the Issuing Lender and (so long as no Default or Event of Default has occurred and is continuing) the Borrower (which consents shall not be unreasonably withheld);

            (v) where consent of the Borrower to an assignment to a Purchasing Lender is required hereunder (including consent to an assignment to an Approved Fund), the Borrower shall be deemed to have given its consent five (5) Business Days after the date written notice thereof has been delivered by the assigning Lender (through the Administrative Agent) unless such consent is expressly refused by the Borrower prior to such fifth (5th) Business Day;

            (vi) such assignment shall not, without the consent of the Borrower, require the Borrower to file a registration statement with the Securities and Exchange Commission or apply to or qualify the Loans or the Notes under the blue sky laws of any state; and

            (vii) the assigning Lender shall pay to the Administrative Agent an assignment fee of $2,500 upon the execution by such Lender of the Assignment and Acceptance; PROVIDED that no such fee shall be payable upon any assignment by a Lender to an Affiliate thereof; and PROVIDED FURTHER that, in any case of contemporaneous assignments by a Lender (including a group of affiliated Lenders that are funds managed by the same investment advisor) to a single assignee or more than one fund managed by the same investment advisor (which funds are not then Lenders hereunder), only a single $2,500 fee shall be payable for all such contemporaneous assignments.

Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five (5) Business Days after the execution thereof (unless otherwise agreed to by the Administrative Agent), (A) the Purchasing Lender thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender hereunder and (B) the Lender thereunder shall, to the extent provided in such assignment, be released from its obligations under this Agreement. Notwithstanding the foregoing, in the case of an assignment to a Purchasing Lender, which is, immediately prior to such assignment, an Affiliate of the assigning Lender, such assignment shall be effective between such Lender and its Affiliate immediately without compliance with the conditions for assignment under this Section 14.10(b), but shall not be effective with respect to the Borrower, the Administrative Agent, the Issuing Lender, the Swingline Lender or any Lender, and the Borrower, the Administrative Agent, the Issuing Lender, the Swingline Lender and each Lender shall be entitled to deal solely with such assigning Lender under any such assignment, in each case, until the conditions for assignment under this Section 14.10(b) have been complied with.

     (c) RIGHTS AND DUTIES UPON ASSIGNMENT. By executing and delivering an Assignment and Acceptance, the assigning Lender thereunder and the Purchasing Lender thereunder confirm to and agree with each other and the other parties hereto as set forth in such Assignment and Acceptance.

     (d) REGISTER. The Administrative Agent shall maintain a copy of each Assignment and Acceptance and each Additional Term Loan Agreement delivered to it and a register for the recordation of the names and addresses of the Lenders and the amount of the Extensions of Credit with respect to each Lender from time to time (the "REGISTER"). The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Administrative Agent and the Lenders may treat each person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The entries in the Register applicable to any Lender shall be available for inspection by the Borrower or such Lender at any reasonable time and from time to time upon reasonable prior notice.

     (e) ISSUANCE OF NEW NOTES. Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and a Purchasing Lender together with any Note or Notes (if applicable) subject to such assignment and (if applicable) the written consent to such assignment, the Administrative Agent shall, if such Assignment and Acceptance has been completed and is substantially in the form of EXHIBIT G:

            (i)     accept such Assignment and Acceptance;

            (ii)    record the information contained therein in the Register;

            (iii)   give prompt notice thereof to the Lenders and the Borrower;
and

            (iv) promptly deliver a copy of such Assignment and Acceptance to the Borrower.

Within five (5) Business Days after receipt of notice, the Borrower shall execute and deliver to the Administrative Agent, in exchange for the surrendered Note or Notes, a new Note or Notes to the order of such Purchasing Lender (to the extent requested thereby) in amounts equal to the Revolving Credit Commitment and/or Term Loan Commitment assumed by it pursuant to such Assignment and Acceptance and a new Note or Notes to the order of the assigning Lender (to the extent requested thereby) in an amount equal to the Revolving Credit Commitment and/or Term Loan Commitment retained by it hereunder. Such new Note or Notes shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Note or Notes, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of the assigned Notes delivered to the assigning Lender. Each surrendered Note or Notes shall be canceled and returned to the Borrower. Notwithstanding anything in this Agreement to the contrary, any Lender which has not been issued a Note or Notes hereunder may at any time deliver a written request for a Note or Notes to the Administrative Agent and Borrower. Within five (5) Business Days after receipt of notice, the Borrower shall execute and deliver to the Administrative Agent, a Note or Notes (as applicable) to the order of such Lender in amounts equal to the Revolving Credit Commitment and/or Term Loan Commitment of such Lender. Upon receipt thereby, the Administrative Agent shall promptly deliver such Note or Notes to such Lender.

     (f) PARTICIPATIONS. Each Lender may, without notice to or the consent of the Borrower or the Administrative Agent, in the ordinary course of its commercial banking business and in accordance with Applicable Law, sell participations to one or more banks or other entities (any such bank or other entity, a "PARTICIPANT") in all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Extensions of Credit and the Notes held by it); PROVIDED that:

            (i) such Lender's obligations under this Agreement (including, without limitation, its Revolving Credit Commitment and/or Term Loan Commitment, as applicable) shall remain unchanged;

            (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations;

            (iii) such Lender shall remain the holder of the Notes held by it for all purposes of this Agreement;

            (iv) the Borrower, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement;

            (v) such Lender shall not permit such Participant the right to approve any waivers, amendments or other modifications to this Agreement or any other Loan Document other than waivers, amendments or modifications which would reduce the principal of or the interest rate on any Loan or Reimbursement Obligation, extend the term or increase the amount of the Revolving Credit Commitment and/or Term Loan Commitment of such Lender, reduce the amount of any fees to which such Participant is entitled, extend any scheduled payment date for principal of or interest on any Loan or any fee or Reimbursement Obligation or, except as expressly contemplated hereby or thereby, release substantially all of the Collateral or release any Subsidiary Guarantor (except as expressly contemplated hereby); and

            (vi) any such disposition shall not, without the consent of the Borrower, require the Borrower to file a registration statement with the Securities and Exchange Commission or apply to qualify the Loans or the Notes under the blue sky law of any state.

     The Borrower agrees that each Participant shall be entitled to the benefits of Section 5.7, Section 5.10,

Section 5.11, Section 5.12, Section 5.13 and Section 14.3 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section 14.10; PROVIDED that a Participant shall not be entitled to receive any greater payment under Section 5.7, Section 5.10, Section 5.11, Section 5.12, and Section 5.13 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower's prior written consent and such Participant shall have delivered to the Administrative Agent all United States Internal Revenue Service Forms required pursuant to Section 5.13(e).

     (g) DISCLOSURE OF INFORMATION; CONFIDENTIALITY. The Administrative Agent and the Lenders shall hold all non-public information with respect to the Borrower obtained pursuant to the Loan Documents (or any Hedging Agreement with a Lender or the Administrative Agent) in accordance with their customary procedures for handling confidential information; PROVIDED, that the Administrative Agent may disclose information relating to this Agreement to GOLD SHEETS and other similar bank trade publications, such information to consist of deal terms and other information customarily found in such publications and PROVIDED FURTHER, that the Administrative Agent or any Lender may disclose any such information to the extent such disclosure is (i) required by law or requested or required pursuant to any legal process, (ii) requested by, or required to be disclosed to, any rating agency, or regulatory or similar authority (including, without limitation, the National Association of Insurance Commissioners), (iii) used in any suit, action or proceeding for the purpose of defending itself, reducing its liability or protecting any of its claims, rights, remedies or interests under or in connection with the Loan Documents (or any Hedging Agreement with a Lender or the Administrative Agent) or (iv) related to the "tax treatment" or "tax structure" (in each case within the meaning of Treasury Regulation Section 1.6011-4) of the transactions contemplated hereby and all materials of any kind (including opinions or other tax analyses) that are provided to the Administrative Agent or such Lender relating to such tax treatment or tax structure.. Any Lender may, in connection with any assignment, proposed assignment, participation or proposed participation pursuant to this
Section 14.10, disclose to the Purchasing Lender, proposed Purchasing Lender, Participant, proposed Participant, or to any direct or indirect contractual counterparty in swap agreements or such contractual counterparty's professional advisor any information relating to the Borrower furnished to such Lender by or on behalf of the Borrower; PROVIDED, that prior to any such disclosure, each such Purchasing Lender, proposed Purchasing Lender, Participant, proposed Participant, contractual counterparty or professional advisor shall agree to be bound by the provisions of this Section 14.10(g).

     (h) CERTAIN PLEDGES OR ASSIGNMENTS. Any Lender may at any time pledge or assign, or grant a security interest in, all or any portion of its rights under this Agreement or any other Loan Document to secure obligations of such Lender, including without limitation any pledge or assignment to secure obligations to a Federal Reserve Bank; PROVIDED that no such pledge or assignment or grant of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

     SECTION 14.11 AMENDMENTS, WAIVERS AND CONSENTS. Except as specifically provided in any Loan Document, any term, covenant, agreement or condition of this Agreement or any of the other Loan Documents may be amended or waived by the Lenders, and any consent given by the Lenders, if, but only if, such amendment, waiver or consent is in writing signed by the requisite Lenders specified below (or by the Administrative Agent with the consent of such requisite Lenders) and delivered to the Administrative Agent and, in the case of an amendment, signed by the Borrower.

            (a) any consent, waiver or amendment purporting to: (i) increase the Revolving Credit Commitment of any Lender (ii) reduce the rate of, or forgive any, interest payable on any Revolving Credit Loans or Reimbursement Obligation, or any fees, (iii) reduce or forgive the principal amount of any Revolving Credit Loans or Reimbursement Obligation,
     (iv) extend the originally scheduled time or times of payment of the principal of any Revolving Credit Loans or Reimbursement Obligation or the time or times of payment of interest on any Revolving Credit Loan or Reimbursement Obligation or any fee or commission with respect thereto, (v) permit any subordination of the principal or interest on, or any Lien securing, any Revolving Credit Loans or Reimbursement Obligation, (vi) waive any of the conditions contained in Section 6.3 or (vii) extend the time of the obligation of the Lenders that have a Revolving Credit Commitment to make or issue or participate in Letters of Credit or Swingline Loans (including, without limitation, any consent, waiver or amendment under Section 3.1 to permit the expiry date of Letters of Credit to extend beyond a date which is five (5) days prior to the Revolving Credit Maturity Date), shall, in each case, require the written consent of each Lender having a Revolving Credit Commitment, which such Lender is directly affected thereby;

            (b) any consent, waiver or amendment purporting to: (i) increase the Term Loan Commitment of any Lender (except as otherwise provided in Section 4.6), (ii) reduce the rate of, or forgive any, interest payable on any Term Loan or any fees, (iii) reduce or forgive the principal amount of any Term Loan, (iv) extend the originally scheduled time or times of payment of the principal of any Term Loan or the time or times of payment of interest on any Term Loan or any fee or commission with respect thereto, or (v) permit any subordination of the principal or interest on, or any Lien securing any Term Loan, shall, in each case, require the written consent of each Lender that has a Term Loan Commitment or has made Term Loans, which such Lender is directly affected thereby;

            (c) any consent, waiver or amendment purporting to: (i) release any material portion of the Collateral or release any Security Document or release any Subsidiary Guarantor (other than in connection with the redesignation of a Restricted Subsidiary as an Unrestricted Subsidiary in accordance with Section 9.11, with a sale of assets permitted pursuant to
     Section 11.5, or as otherwise specifically permitted in this Agreement or the applicable Security Document), amend the provisions of this Section 14.11, (ii) amend the definition or percentage of Required Lenders or (iii) release any Borrower from all or any material portion of the Obligations (other than Hedging Obligations) hereunder or under any other Loan Document or permit any assignment (other than as specifically permitted or contemplated in this Agreement or any other Loan Document) of any Borrower's rights and obligations hereunder or under any other Loan Document, shall, in each case, require the written consent of each Lender; and

            (d) all other amendments, waivers or consents not set forth in paragraphs (a) (b) and (c) above, shall require the written consent of the Required Lenders.

In addition, no amendment, waiver or consent to the provisions of (a) Article XIII shall be made without the written consent of the Administrative Agent and
(b) Article III without the written consent of the Issuing Lender.

     SECTION 14.12 PERFORMANCE OF DUTIES. The Borrower's obligations under this Agreement and each of the other Loan Documents shall be performed by the Borrower at its sole cost and expense.

     SECTION 14.13 ALL POWERS COUPLED WITH INTEREST. All powers of attorney and other authorizations granted to the Lenders, the Administrative Agent and any Persons designated by the Administrative Agent or any Lender pursuant to any provisions of this Agreement or any of the other Loan Documents shall be deemed coupled with an interest and shall be irrevocable so long as any of the Obligations remain unpaid or unsatisfied, any of the Commitments remain in effect or the Credit Facility has not been terminated.

     SECTION 14.14 SURVIVAL OF INDEMNITIES. Notwithstanding any termination of this Agreement, the indemnities to which the Administrative Agent and the Lenders are entitled under the provisions of this Article XIV and any other provision of this Agreement (including, without limitation, Sections 5.10, 5.11, 5.12, 9.7, 12.4 and 14.2) and the other Loan Documents shall continue in full force and effect and shall protect the Administrative Agent and the Lenders against events arising after such termination as well as before.

     SECTION 14.15 TITLES AND CAPTIONS. Titles and captions of Articles, Sections and subsections in, and the table of contents of, this Agreement are for convenience only, and neither limit nor amplify the provisions of this Agreement.

     SECTION 14.16 SEVERABILITY OF PROVISIONS. Any provision of this Agreement or any other Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remainder of such provision or the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

     SECTION 14.17 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and shall be binding upon all parties, their successors and assigns, and all of which taken together shall constitute one and the same agreement.

     SECTION 14.18 TERM OF AGREEMENT. This Agreement shall remain in effect from the Closing Date through and including the date upon which all Obligations arising hereunder or under any other Loan Document shall have been indefeasibly and irrevocably paid and satisfied in full and all Commitments have been terminated. The Administrative Agent is hereby permitted to release all Liens on the Collateral in favor of the Administrative Agent, for the ratable benefit of itself and the Lenders, upon repayment of the outstanding principal of and all accrued interest on the Loans, payment of all outstanding fees and expenses hereunder and the termination of the Lenders' Commitments. No termination of this Agreement shall affect the rights and obligations of the parties hereto arising prior to such termination or in respect of any provision of this Agreement which survives such termination.

     SECTION 14.19 ADVICE OF COUNSEL. Each of the parties represents to each other party hereto that it has discussed this Agreement with its counsel.

     SECTION 14.20 NO STRICT CONSTRUCTION. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

     SECTION 14.21 INCONSISTENCIES WITH OTHER DOCUMENTS; INDEPENDENT EFFECT OF COVENANTS.

     (a) In the event there is a conflict or inconsistency between this Agreement and any other Loan Document, the terms of this Agreement shall control; PROVIDED, that any provision of the Security Documents which imposes additional burdens on the Borrower or its Subsidiaries or further restricts the rights of the Borrower or its Subsidiaries or gives the Administrative Agent or Lenders additional rights shall not be deemed to be in conflict or inconsistent with this Agreement and shall be given full force and effect.

     (b) This Agreement constitutes an amendment and restatement of the Existing Credit Agreement, as amended, effective from and after the Closing Date. The execution and delivery of this Agreement shall not constitute a novation of any Debt or other obligations owing to the Lenders or the Administrative Agent under the Existing Credit Agreement based on facts or events occurring or existing prior to the execution and delivery of this Agreement. On the Closing Date, the credit facilities described in the Existing Credit Agreement, as amended, shall be amended, supplemented, modified and restated in their entirety by the facilities described herein, and all loans and other obligations of the Borrower outstanding as of such date under the Existing Credit Agreement, as amended, shall be deemed to be loans and obligations outstanding under the corresponding facilities described herein, without any further action by any Person, except that the Administrative Agent shall make such transfers of funds as are necessary in order that the outstanding balance of such Loans, together with any Loans funded on the Closing Date, reflect the Commitments of the Lenders hereunder.

     (c) The Borrower expressly acknowledges and agrees that each covenant contained in Articles IX, X and XI hereof shall be given independent effect. Accordingly, the Borrower shall not engage in any transaction or other act otherwise permitted under any covenant contained in Articles IX, X or XI if, before or after giving effect to such transaction or act, the Borrower shall or would be in breach of any other covenant contained in Articles IX, X, or XI.

     SECTION 14.22 CONTINUITY OF CONTRACT. The parties hereto agree that the occurrence or non-occurrence of EMU, any event or events associated with EMU and/or the introduction of the euro in all or any part of the European Union (a) will not result in the discharge, cancellation, rescission or termination in whole or in part of this Agreement or any other Loan Document, (b) will not give any party the right to cancel, rescind, terminate or vary this Agreement or any other Loan Document and (c) will not give rise to an Event of Default, in each case other than as specifically provided in this Agreement.

                           [Signature pages to follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers, all as of the day and year first written above.


[CORPORATE SEAL]           DRS TECHNOLOGIES, INC., as Borrower


                              By:
                                  ----------------------------------------------
                                   Name:
                                         ---------------------------------------
                                   Title:
                                          --------------------------------------


                           [Signature Pages Continue]

                                   WACHOVIA BANK, NATIONAL ASSOCIATION, as
                                   Administrative Agent,
                                   on behalf of itself and the Lenders


                                   By:
                                       -----------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                           [Signature Pages Continue]

                                   BEAR STEARNS CORPORATE LENDING INC., as
                                   Syndication Agent and Lender


                                   By:
                                       -----------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                           [Signature Pages Continue]

                                   FLEET NATIONAL BANK, as Documentation Agent and Lender


                                   By:
                                       -----------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                           [Signature Pages Continue]

                                   ALLIED IRISH BANKS, P.L.C., as Lender


                                   By:
                                       -----------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                   By:
                                       -----------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                           [Signature Pages Continue]

                                   BNP PARIBAS, as Lender


                                   By:
                                       -----------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                   By:
                                       -----------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                           [Signature Pages Continue]

                                   BANK OF AMERICA, N.A., as Lender


                                   By:
                                       -----------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                           [Signature Pages Continue]

                                   THE BANK OF NEW YORK, as Lender


                                   By:
                                       -----------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                           [Signature Pages Continue]

                                   BANK OF TOKYO-MITSUBISHI TRUST COMPANY, as
                                   Lender


                                   By:
                                       -----------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                           [Signature Pages Continue]

                                   CREDIT INDUSTRIEL ET COMMERCIAL, as Lender


                                   By:
                                       -----------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                           [Signature Pages Continue]

                                   CIT LENDING SERVICES CORPORATION, as Lender


                                   By:
                                       -----------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                           [Signature Pages Continue]

                                   CREDIT LYONNAIS NEW YORK BRANCH, as Lender


                                   By:
                                       -----------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                           [Signature Pages Continue]

                                   MANUFACTURERS AND TRADERS TRUST COMPANY, as Lender


                                   By:
                                       -----------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                           [Signature Pages Continue]

                                   NATIONAL CITY BANK, as Lender


                                   By:
                                       -----------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                           [Signature Pages Continue]

                                   CITIZENS BANK OF PENNSYLVANIA, as Lender


                                   By:
                                       -----------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                           [Signature Pages Continue]

                                   RZB FINANCE, LLC, as Lender


                                   By:
                                       -----------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                           [Signature Pages Continue]

                                   BANCO ESPIRITO SANTO, S.A., NASSAU BRANCH, as Lender


                                   By:
                                       -----------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                   By:
                                       -----------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                           [Signature Pages Continue]

                                   FIRST COMMONWEALTH BANK, as Lender


                                   By:
                                       -----------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                           [Signature Pages Continue]

Acknowledged and Agreed by the Subsidiary Guarantors:


[CORPORATE SEAL]         DRS TECHNOLOGIES CANADA, INC.
                              DRS INTERNATIONAL, INC.
                              DRS COMMUNICATIONS COMPANY LLC
                                   By: DRS Technologies, Inc., its Sole
                                   Member and Manager
                              DRS INFRARED TECHNOLOGIES, LP
                                   By:  DRS FPA, Inc., its General Partner
                              DRS FPA, INC.,
                               as  Subsidiary Guarantors

                              By:
                                  ----------------------------------------------
                                   Name:
                                         ---------------------------------------
                                   Title:
                                          --------------------------------------


[CORPORATE SEAL]         DRS ELECTRONIC SYSTEMS, INC.
                              DRS TECHNICAL SERVICES, INC.
                              LAUREL TECHNOLOGIES PARTNERSHIP
                                          By:  DRS Systems Management
                                               Corporation, a General  Partner
                              DRS SURVEILLANCE SUPPORT SYSTEMS, INC.
                              DRS SYSTEMS MANAGEMENT CORPORATION
                              NAI TECHNOLOGIES, INC.
                              DRS POWER & CONTROL TECHNOLOGIES, INC.,
                               as Subsidiary Guarantors

                              By:
                                  ----------------------------------------------
                              Name:
                                    --------------------------------------------
                              Title:
                                     -------------------------------------------

                              LAUREL TECHNOLOGIES PARTNERSHIP,
                              as Subsidiary Guarantor
[CORPORATE SEAL]                          By:  Sunburst Management Corporation,
                                          a General Partner


                              By:
                                  ----------------------------------------------
                              Name:
                                    --------------------------------------------
                              Title:
                                     -------------------------------------------

                           [Signature Pages Continue]

[CORPORATE SEAL]         DRS UNMANNED TECHNOLOGIES, INC.,
                              as Subsidiary Guarantor

                              By:
                                  ----------------------------------------------
                                   Name:
                                         ---------------------------------------
                                   Title:
                                          --------------------------------------


[CORPORATE SEAL]         DRS OPTRONICS, INC.
                              DRS SENSORS & TARGETING SYSTEMS, INC.

                              DRS NYTECH IMAGING SYSTEMS, INC.,
                               as Subsidiary Guarantors

                                   By:
                                       -----------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


[CORPORATE SEAL]              DRS DATA & IMAGING SYSTEMS, INC.,
                               as Subsidiary Guarantor

                              By:
                                  ----------------------------------------------
                                   Name:
                                         ---------------------------------------
                                   Title:
                                          --------------------------------------


[CORPORATE SEAL]         DRS SYSTEMS, INC., as Subsidiary Guarantor

                              By:
                                  ----------------------------------------------
                                   Name:
                                         ---------------------------------------
                                   Title:
                                          --------------------------------------


[CORPORATE SEAL]              DRS ELECTRIC POWER TECHNOLOGIES, INC.,
                                as Subsidiary Guarantor

                              By:
                                  ----------------------------------------------
                                   Name:
                                         ---------------------------------------
                                   Title:
                                          --------------------------------------


                           [Signature Pages Continue]

[CORPORATE SEAL]         DRS POWER TECHNOLOGY, INC.,
                              as Subsidiary Guarantor

                              By:
                                  ----------------------------------------------
                                   Name:
                                         ---------------------------------------
                                   Title:
                                          --------------------------------------


[CORPORATE SEAL]         PARAVANT, INC.
                              DRS TACTICAL SYSTEMS, INC.
                              DRS TACTICAL SYSTEMS (WEST), INC.
                              DRS ENGINEERING DEVELOPMENT LABS, INC.
                              DRS SIGNAL TECHNOLOGIES, INC.
                              DRS SIGNAL RECORDING TECHNOLOGIES, INC.,
                                as Subsidiary Guarantors

                              By:
                                  ----------------------------------------------
                                   Name:
                                         ---------------------------------------
                                   Title:
                                          --------------------------------------